                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                           DELAWARE POOLED TRUST, INC.
             ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


      --------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1. Title of each class of securities to which transaction applies:

     2. Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4. Proposed maximum aggregate value of transaction:

     5. Total fee paid:

[ ]  Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.  Amount Previously Paid:________________________________________________

     2.  Form, Schedule or Registration Statement No.:__________________________

     3.  Filing Party:__________________________________________________________

     4.  Date Filed:____________________________________________________________

                          Delaware Pooled Trust, Inc.
                              Proxy Statement and
                Notice of Annual/Special Meeting of Shareholders

                                 March 17, 1999

[GRAPHIC OMITTED]

                                                               January 27, 1999


Dear Shareholder:


An Annual/Special Meeting of Shareholders of Delaware Pooled Trust, Inc. and its various portfolios is being held in Philadelphia on March 17, 1999. We ask that each shareholder take the time to review the enclosed proxy statement and vote on the important issues affecting the company and any portfolios that they own.


The enclosed proxy statement describes seven separate proposals. Certain proposals affect only some of the portfolios, while other proposals affect the company as a whole. In addition to the election of Board members and ratification of the selection of auditors, the proxy statement includes proposals to change the designation of investment objectives and current investment restrictions of certain portfolios from "fundamental" to "non-fundamental," as well as a proposal to adopt new standardized "fundamental" investment restrictions for those portfolios. The meaning of the terms "fundamental" and "non-fundamental" is explained in the proxy statement. While management does not currently intend to materially change any portfolio's objective or restrictions, the proposed changes will allow the Board of Directors to approve future changes in objectives and investment restrictions without the delay and expense of holding a shareholder meeting.


The proxy statement also contains proposals to approve new, standardized investment management agreements. Some of the proposed investment management agreements contain fee reductions, while others contain minimal increases that would result from discontinuing the current practice of reducing management fees paid to a portfolio's investment manager by an amount equal to the fees paid to independent directors. The minimal increases, however, would have virtually no impact on reportable expenses. Also, new standardized sub-advisory agreements are proposed for the portfolios having those arrangements. Finally, shareholders are being asked to approve management's proposal to reorganize the company into a Delaware business trust to take advantage of various advantages under Delaware law.


We realize that this proxy statement will take time to read, but each shareholder's vote is very important. Please review the proposals presented and mark, sign and return the proxy card (or cards) in the enclosed postage-paid envelope. Shareholders may also call toll-free to vote by telephone, or may vote using the internet. The insert accompanying this proxy statement describes how to vote using these methods.


If we do not receive completed proxy cards after several weeks, shareholders may be contacted by representatives of the company, who will remind shareholders to vote their shares and will review the various ways in which a vote can be registered.


Thank you for taking this matter seriously and participating in this important process.



Sincerely,

/s/ Jeffrey J. Nick
------------------------
Jeffrey J. Nick
Chairman, President and Chief Executive Officer

               QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT
We encourage each shareholder to read the attached proxy statement in full; however, the following are some typical questions that shareholders might have regarding this proxy statement.


Q: WHY IS DELAWARE INVESTMENTS PROVIDING THIS PROXY STATEMENT TO SHAREHOLDERS?

Investment companies are required to obtain shareholders' votes for certain types of action. Shareholders have a right to vote on certain major policy decisions, such as those included here.


Q: WHAT ARE THE ISSUES CONTAINED IN THIS PROXY STATEMENT?

There are seven different proposals presented here and they are outlined in the Notice at the beginning of the proxy statement. The Notice describes which proposals apply to the entire company and which proposals apply to individual portfolios within the company.


Q: HOW WOULD THE PROPOSALS AFFECT SHAREHOLDERS?

o Changing the designation of a portfolio's investment objective from "fundamental" to "non-fundamental" will not alter any portfolio's current investment objective, but it will allow the Board of Directors to make future adjustments to the investment objective without having to obtain shareholder approval. Shareholders would, however, receive advance written notice of any proposed changes. Management does not currently intend to recommend any material changes to the investment objective of any portfolio.

o Adopting a standardized list of "fundamental" investment restrictions for all portfolios would modernize the restrictions to meet current regulatory requirements, would provide operational efficiencies and would make it easier to monitor compliance with these restrictions.

o Designating all existing investment restrictions as "non-fundamental" would not change the way a portfolio is currently managed or operated, but would allow the Board of Directors to analyze and approve changes to the portfolio's existing investment restrictions, without having to obtain additional shareholder approval. Over time, management expects to recommend that the Board evaluate each portfolio's investment restrictions so that those restrictions can be modernized and standardized, if appropriate.

o Approval of new standardized investment management agreements for each portfolio (and standardized sub-advisory agreements where applicable) would help provide operational efficiencies.

o The restructuring of the company from a Maryland corporation into a Delaware business trust would provide both consistency across the Delaware Investments family of funds and greater flexibility of operations.


Q: HOW DO THE BOARD MEMBERS RECOMMEND THAT SHAREHOLDERS VOTE?

Management recommended the operational changes to the portfolios. The Board, most of the members of which are independent of management, reviewed the operational and other proposals, and unanimously approved all proposals, consistent with its duty to protect shareholders. Accordingly, the Board members recommend that shareholders vote in favor of, or FOR, all of the proposals described above.


Q: WHOM SHOULD SHAREHOLDERS CALL FOR MORE INFORMATION ON HOW TO
     REGISTER THEIR VOTES?

Please call the company at 1-800-523-1918 for additional information on how shareholders can place their votes.


                                  PLEASE VOTE


                      EACH SHAREHOLDER'S VOTE IS IMPORTANT

                               TABLE OF CONTENTS




                                                                                              Page
                                                                                             -----
NOTICE OF ANNUAL/SPECIAL MEETING OF SHAREHOLDERS .........................................     ii
PROXY STATEMENT ..........................................................................     1
   Proposal One: To Elect a Board of Directors for the Company ...........................     2
   Proposal Two: To Approve the Redesignation of the Portfolio's Investment Objective from
                 Fundamental to Non-Fundamental ..........................................     6
   Proposal Three: To Approve Standardized Fundamental Investment Restrictions for the
   Portfolio (Includes Seven Sub-Proposals) ..............................................     7
   3A: Industry Concentration ............................................................     8
   3B: Borrowing Money and Issuing Senior Securities .....................................     9
   3C: Underwriting of Securities ........................................................    10
   3D: Investing in Real Estate ..........................................................    10
   3E: Investing in Commodities ..........................................................    11
   3F: Making Loans ......................................................................    11
   3G: Redesignation of all Current Fundamental Investment Restrictions as
    Non-Fundamental ......................................................................    12
   Proposal Four: To Approve a New Investment Management Agreement for the Portfolio .....    13
   Proposal Five:  To Approve a New Sub-Advisory Agreement for the Portfolio .............    18
   Proposal Six:   To Ratify the Selection of Ernst & Young LLP as Independent Auditors
   for the Company .......................................................................    19
   Proposal Seven:  To Approve the Restructuring of the Company from a Maryland
   Corporation into a Delaware Business Trust ............................................    20


EXHIBITS
Exhibit A:     Outstanding Shares as of Record Date (December 21, 1998) ......................   A-1
Exhibit B:     Shareholders Owning 5% or More of a Portfolio as of October 31, 1998 ..........   B-1
Exhibit C:     Executive Officers of the Company .............................................   C-1
Exhibit D:     Shareholdings by Directors and Nominees in the Delaware Investments Funds
                as of October 31, 1998 .......................................................   D-1
Exhibit E:     Lists of Current Fundamental Investment Restrictions ..........................   E-1
Exhibit F:     Information Relating to Investment Management and Sub-Advisory Agreements .....   F-1
Exhibit G:     Similar Funds Managed by the Investment Managers and Sub-Advisers .............   G-1
Exhibit H:     Form of Investment Management Agreement .......................................   H-1
Exhibit I:     Form of Sub-Advisory Agreement ................................................   I-1
Exhibit J:     Form of Agreement and Plan of Reorganization ..................................   J-1
Exhibit K:     Comparison and Significant Differences Between Delaware Business Trusts and
                Maryland Corporations ........................................................   K-1

[GRAPHIC OMITTED]

                                                             1818 Market Street
                                                         Philadelphia, PA 19103


                              Proxy Statement and
               Notice of Annual/Special Meeting of Shareholders
                         to be Held on March 17, 1999
To the shareholders of the following portfolios of Delaware Pooled Trust, Inc.:

The Aggregate Fixed Income Portfolio      The International Fixed Income Portfolio
The Diversified Core Fixed Income         The Labor Select International
  Portfolio                                 Equity Portfolio
The Emerging Markets Portfolio            The Large-Cap Value Equity Portfolio
The Global Equity Portfolio               The Mid-Cap Growth Equity Portfolio
The Global Fixed Income Portfolio           (formerly The Aggressive Growth Portfolio)
The Growth and Income Portfolio           The Mid-Cap Value Equity Portfolio
The High-Yield Bond Portfolio               (formerly The Small/Mid-Cap Value Equity Portfolio)
The International Equity Portfolio        The Real Estate Investment Trust Portfolio II
The Intermediate Fixed Income Portfolio   The Small-Cap Growth Equity Portfolio


This is your official Notice that an Annual/Special Meeting of Shareholders of Delaware Pooled Trust, Inc. (the "Company"), will be held on Wednesday, March 17, 1999 at 10:00 a.m. at the Union League of Philadelphia, 140 South Broad Street, Philadelphia, Pennsylvania. Each separate portfolio within the Company that will participate at the meeting is referred to as a "Portfolio." The purpose of the meeting is to consider and act upon the following Proposals and Sub-Proposals that apply either to the entire Company or particular Portfolios within the Company, and to transact any other business that properly comes before the meeting and any adjournments thereof.


Proposal One: To Elect a Board of Directors for
 the Company .....................................   Proposal One applies to the entire Company
                                                      (all Portfolios).
Proposal Two: To Approve the Redesignation
 of the Portfolio's Investment Objective from
 Fundamental to Non-Fundamental ...................  Proposal Two applies to all Portfolios except the following:
                                                      The Growth and Income Portfolio
                                                      The Labor Select International Equity Portfolio
                                                      The Small-Cap Growth Equity Portfolio
Proposal Three: To Approve Standardized
 Fundamental Investment Restrictions for the
 Portfolio (Includes Seven Sub-Proposals) .........  Proposal Three applies to all Portfolios except the following:
   3A: Industry Concentration                         The Growth and Income Portfolio
   3B: Borrowing Money and Issuing Senior             The Labor Select International Equity Portfolio
      Securities                                      The Small-Cap Growth Equity Portfolio
   3C: Underwriting of Securities
   3D: Investing in Real Estate
   3E: Investing in Commodities
   3F: Making Loans
   3G: Redesignation of all Current
      Fundamental Investment Restrictions
      as Non-Fundamental


Proposal Four: To Approve a New Investment
 Management Agreement for the Portfolio .........   Proposal Four applies to all Portfolios.

Proposal Five: To Approve a New Sub-Advisory
 Agreement for the Portfolio ....................   Proposal Five applies only to the following Portfolios:
                                                     The Diversified Core Fixed Income Portfolio
                                                     The Global Equity Portfolio
                                                     The Real Estate Investment Trust Portfolio II
Proposal Six: To Ratify the Selection of Ernst
 & Young LLP as Independent Auditors for
 the Company ....................................   Proposal Six applies to the entire Company
                                                     (all Portfolios).
Proposal Seven: To Approve the Restructuring of
 the Company from a Maryland Corporation
 into a Delaware Business Trust .................   Proposal Seven applies to the entire Company
                                                     (all Portfolios).


Please note that a separate vote is required for each Proposal or Sub-Proposal that applies to the Company or to a particular Portfolio. Please vote the Proxy promptly to avoid the need for further mailings. Each shareholder's vote is important.


/s/ Jeffrey J. Nick
-----------------------------------
Jeffrey J. Nick
Chairman, President and Chief Executive Officer

[GRAPHIC OMITTED]

                                                             1818 Market Street
                                                         Philadelphia, PA 19103
                                                                  1-800-523-1918


                                PROXY STATEMENT

                    ANNUAL/SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON MARCH 17, 1999


Meeting Information. The Board of Directors of Delaware Pooled Trust, Inc., an open-end registered investment company within the Delaware Investments family (the "Company"), is soliciting your proxy to be voted at the Annual/Special Meeting of Shareholders to be held on Wednesday, March 17, 1999 at 10:00 a.m. at the Union League of Philadelphia, 140 South Broad Street, Philadelphia, Pennsylvania or any adjournments of the meeting (hereafter, the "Meeting").

Purpose of Meeting. The purpose of the Meeting is to consider a number of Proposals and Sub-Proposals that either apply to the entire Company, or to individual portfolios within the Company (each a "Portfolio"). The accompanying Notice describes which Proposals and Sub-Proposals apply to the Company and/or its Portfolios.

The Board of Directors urges shareholders to complete, sign and return the Proxy Card (or Cards) included with this Proxy Statement, or use one of the other voting methods described in the insert accompanying this Proxy Statement, whether or not shareholders intend to be present at the Meeting. It is important that sharehoders promptly return the signed Proxy Card(s), or use one of the other voting methods described in the insert accompanying this Proxy Statement, to help assure a quorum for the Meeting.

General Voting Information. The persons designated on the Proxy Card(s) as proxies will vote your shares as you instruct on each Proxy Card. If your signed Proxy Card is returned without any voting instructions, your shares will be voted "FOR" each of the nominees for election as Director and "FOR" each other Proposal or Sub-Proposal concerning the Company or your Portfolio. The persons designated as proxies will also be authorized to vote in their discretion on any other matters which may come before the Meeting. If you sign and return a Proxy Card, you may still attend the Meeting to vote your shares in person. If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a Legal Proxy from your broker of record and present it at the Meeting. You may also revoke your proxy at any time before the Meeting: (i) by notifying Delaware Investments in writing at 1818 Market Street, Philadelphia PA 19103; (ii) by submitting a later signed Proxy Card; or (iii) by voting your shares in person at the Meeting. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke a previously executed proxy.

Each shareholder may cast one vote for each full share and a partial vote for each partial share of a Portfolio that they owned on the record date, which was December 21, 1998. Exhibit A shows the number of shares of each Portfolio and the Company that were outstanding on the record date and Exhibit B lists the shareholders who own 5% or more of each Portfolio. It is expected that this Proxy Statement and the accompanying Proxy Card(s) will be mailed to shareholders of record on or about January 30, 1999.

This proxy solicitation is being made largely by mail, but may also be made by officers or employees of the Company or their investment managers or affiliates, through telephone, facsimile, oral or other communications. Shareholders may provide proxy instructions by returning their Proxy Card(s) by mail or fax and may also communicate proxy instructions through the internet or by telephone via touch-tone voting.

Votes Required to Approve each Proposal or Sub-Proposal. Three Proposals within this Proxy Statement affect all shareholders of the Company, regardless of the fact that the Company consists of a number of individual Portfolios. These Proposals are the election of Directors, the ratification of the selection of the independent auditors and the restructuring of the Company from a Maryland corporation to a Delaware business trust. All shareholders of the Company vote together on these Proposals. In addition to the Portfolios, The Real Estate

Investment Trust Portfolio is one of the portfolios within the Company. With regard to the Proposals that apply to the entire Company, shareholders of The Real Estate Investment Trust Portfolio have received a separate proxy statement relating to the same proposals and their votes will be combined with the votes of shareholders of the Portfolios who are voting at this meeting. The remaining Proposals or Sub-Proposals contained in this Proxy Statement only affect particular Portfolios and, therefore, only shareholders of those Portfolios are permitted to vote on those Proposals or Sub-Proposals.


The amount of votes of the Company or a Portfolio that are needed to approve the different Proposals or Sub-Proposals varies. The voting requirements are described within each Proposal or Sub-Proposal.


Abstentions and broker non-votes will likely be included for purposes of determining whether a quorum is present at the Meeting. They will likely be treated as votes present at the Meeting, but will likely not be treated as votes cast. They therefore would have no effect on Proposals which require a plurality of votes cast for approval, but would have the same effect as a vote "AGAINST" on Proposals requiring a majority of votes present or a majority of outstanding voting securities for approval. (These different voting standards are explained in the various Proposals.) Delaware Management Company ("DMC"), a series of Delaware Management Business Trust, or Delaware International Advisers Ltd. ("DIAL") will reimburse banks, brokers or dealers for their reasonable expenses in forwarding soliciting materials to shareholders.


Each Portfolio's most recent Annual Report and Semi-Annual Report to Shareholders were previously mailed to shareholders. Copies of these reports are available upon request, without charge, by writing or calling the Company at the address and telephone number shown on the top of the previous page of the Proxy Statement.


Proposal One: To Elect a Board of Directors for the Company

This Proposal applies to the entire Company (all Portfolios).

You are being asked to vote to elect each of the following nominees to the
Board: Jeffrey J. Nick, Walter P. Babich, John H. Durham, Anthony D. Knerr, Ann
R. Leven, Thomas F. Madison, Charles E. Peck, Wayne A. Stork and Jan R. Yeomans. With the exception of Jan R. Yeomans, each nominee is currently a member of the Board of Directors. If elected, these persons will serve as Directors until the next Annual or Special Meeting of Shareholders called for the purpose of electing Directors, and/or until their successors have been elected and qualify for office. It is not expected that any nominee will withdraw or become unavailable for election, but in such a case, the power given by you in the Proxy Card may be used to vote for a substitute nominee or nominees as recommended by the existing Board.


Directors and Nominees. Presented below is information about the age, position with the Company, principal occupation and past business experience of each nominee and current Director.


Jeffrey J. Nick* (45), Chairman (since 1998), President, Chief Executive Officer and Director and/or Trustee (since 1997) of each of the 34 investment companies in the Delaware Investments family, including the Company. As of January 1, 1999, Chairman, President, Chief Executive Officer and Director/Trustee of DMH Corp., Delvoy, Inc., Delaware Management Company, Inc., Delaware Management Business Trust, Founders Holdings, Inc.; Chairman, Chief Executive Officer and Director of Delaware Distributors, Inc., Delaware International Holdings, Ltd., Delaware International Advisers Ltd. (Director of Delaware International Advisers Ltd. since 1998); Chairman and Chief Executive Officer of Delaware Management Company (a series of Delaware Management Business Trust); Chairman of Delaware Investment Advisers (a series of Delaware Management Business Trust) and Delaware Distributors L.P.; Chairman and Director of Delaware Capital Management, Inc. and Retirement Financial Services, Inc.; President, Chief Executive Officer and Director of Delaware Management Holdings, Inc. (President and Director of Delaware Management Holdings, Inc. since 1997); Director of Delaware Service Company, Inc.; President, Chief Executive Officer and Director of Lincoln National Investment

------------
* This nominee is considered to be an "interested person" of the Company, as that term is defined in the Investment Company Act of 1940, as amended, because he is affiliated with the investment manager and distributor of the Company.

Companies, Inc., 1996 to present; Director of Vantage Global Advisors, Inc., 1996 to present; Director of Lynch & Mayer Inc. (investment adviser), 1997 to present; Managing Director of Lincoln National UK plc, 1992-1996; Senior Vice President of Lincoln National Corporation responsible for corporate planning and development, 1989-1992.


Walter P. Babich (71), Director and/or Trustee of each of the 34 investment companies in the Delaware Investments family and first became a Director of the Company in 1991; Board Chairman of Citadel Constructors, Inc. (commercial building construction), 1988 to present; Partner of I&L Investors, 1988-1991; Partner of Irwin & Leighton Partnership (building construction), 1986-1988.


John H. Durham (61), Director and/or Trustee of 19 investment companies in the Delaware Investments family (including the Company) and first became a Director of the Company in 1991. Consultant to Delaware Investments, 1991-1997; Partner of Complete Care Services, 1995 to present; Chairman of the Board of each investment company in the Delaware Investments family from 1986 to 1991; Director Emeritus from 1995 through 1998 of all investment companies in the Delaware Investments family (including the Company); reappointed to the Boards of the 19 investment companies for which he currently serves as Director in 1998; President of each company from 1977 to 1990; and Chief Executive Officer of each company in the Delaware Investments family from 1984 to 1990. Prior to 1992, with respect to Delaware Management Holdings, Inc., Delaware Management Company, Delaware Distributors, Inc. and Delaware Service Company, Inc., Mr. Durham served as a director and in various executive capacities at different times within the Delaware Investments organization.


Anthony D. Knerr (60), Director and/or Trustee of each of the 34 investment companies in the Delaware Investments family and first became a Director of the Company in 1991; Founder and Managing Director, Anthony Knerr & Associates (strategic consulting company to major non-profit institutions and organizations), 1991 to present; Founder and Chairman of the Publishing Group, Inc. 1988-1990; Executive Vice President/Finance and Treasurer of Columbia University, 1982-1988; Lecturer of English at Columbia University, 1987-1989.


Ann R. Leven (58), Director and/or Trustee of each of the 34 investment companies in the Delaware Investments family and first became a Director of the Company in 1991; Treasurer, National Gallery of Art, 1994 to present; Director of four investment companies sponsored by Acquila Management Corporation, 1985 to February, 1998; Deputy Treasurer of the National Gallery of Art, 1990 to 1994; Treasurer and Chief Fiscal Officer of the Smithsonian Institution, 1984-1990; Adjunct Professor at Columbia Business School, 1975-1992.


W. Thacher Longstreth* (78), Director and/or Trustee of each of the 34 investment companies in the Delaware Investments family and first became a Director of the Company in 1991; Philadelphia City Councilman, 1984 to present; Consultant, Packard Press, 1988 to present; Senior Partner, MLW Associates (business consulting), 1983 to present; Director, Healthcare Services Group, 1983 to present; Director Emeritus, Tasty Baking Company, 1991 to present; Director, MicroLeague Micromedia, Inc. (computer game publisher), 1996 to present; Director, Tasty Baking Company, 1968-1991; Vice Chairman, The Winchell Company (financial printing), 1983-1988.


Thomas F. Madison (62), Director and/or Trustee of each of the 34 investment companies in the Delaware Investments family and first became a Director of the Company in 1997; President and Chief Executive Officer of MLM Partners, Inc., 1993 to present; Chairman of the Board of Communications Holdings, Inc., 1996 to present; Vice Chairman--Office of the CEO of The Minnesota Mutual Life Insurance Company, February to September, 1994; Director of Valmont Industries (irrigation systems and steel manufacturing), 1987 to present; Director of Eltrax Systems, Inc. (data communications integration), 1993 to present; Director of Minnegasco, Span Link Communications (software), 1995 to present; Director of ACI Telecentrics (outbound telemarketing and telecommunications), 1997 to present; Director of Aon Risk Services, 1996 to present; Director of Digital River, 1997 to present.

------------
* This Director will be retiring from service on the Board of Directors following election of the new Board and, therefore, is not a nominee.

Charles E. Peck (72), Director and/or Trustee of each of the 34 investment companies in the Delaware Investments family and first became a Director of the Company in 1991; Retired; Secretary/Treasurer, Enterprise Homes, Inc., 1992 to present; Chairman and Chief Executive Officer of The Ryland Group, Inc., 1981 to 1990.

Wayne A. Stork* (61), Director and/or Trustee of each of the 34 investment companies in the Delaware Investments family and first became a Director of the Company in 1991; Chairman and Director of Delaware Management Holdings, Inc.; and Director of Delaware International Advisers Ltd. In addition, until December 31, 1998, Chairman of each of the 34 investment companies in the Delaware Investments family; Director of Delaware Capital Management, Inc.; Chairman, President, Chief Executive Officer and Director of DMH Corp., Delaware Distributors, Inc. and Founders Holdings, Inc.; Chairman, President, Chief Executive Officer, Chief Investment Officer and Director/Trustee of Delaware Management Company, Inc. and Delaware Management Business Trust; Chairman, President, Chief Executive Officer and Chief Investment Officer of Delaware Management Company (a series of Delaware Management Business Trust); Chairman, Chief Executive Officer and Chief Investment Officer of Delaware Investment Advisers (a series of Delaware Management Business Trust); Chairman and Chief Executive Officer of Delaware International Advisers Ltd.; Chairman, Chief Executive Officer and Director of Delaware International Holdings Ltd.; Chief Executive Officer of Delaware Management Holdings, Inc.; President and Chief Executive Officer of Delvoy, Inc.; Chairman of Delaware Distributors, L.P.; and Director of Delaware Service Company, Inc. and Retirement Financial Services, Inc. During the past five years, Mr. Stork has served in various executive capacities at different times within the Delaware Investments organization.

Jan R. Yeomans (50), Vice President and Treasurer of the 3M Corporation, 1994 to present; Director of Benefit Funds and Financial Markets for the 3M Corporation, 1987-1994; Manager of Benefit Fund Investments for the 3M Corporation, 1985-1987; Manager of Pension Funds for the 3M Corporation, 1983-1985; Consultant for Investment Technology Group of Chase Econometrics, 1982-1983; Consultant for Data Resources, 1980-1982; Programmer for the Federal Reserve Bank of Chicago, 1970-1974.

Board and Committee Meetings. During the twelve months ended October 31, 1998, the Company held seven Board meetings.

The Board has an Audit Committee for the purpose of meeting, at least annually, with the Company's independent auditors and officers to oversee the quality of financial reporting and the internal controls of the Company, and for such purposes as the Board may from time to time direct. The Audit Committee consists of the following four Directors, all of whom are considered to be independent because they are not "interested persons" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"): Ann R. Leven, Chairperson, Walter P. Babich, Anthony D. Knerr and Thomas F. Madison. Members of the Audit Committee are appointed by the Board and serve for three years or until their successors have been appointed and qualified. The Audit Committee held six meetings during the twelve months ended October 31, 1998.

The Board also has a Nominating Committee that meets for the purpose of proposing nominees to serve as Directors. Nominees are considered by the full Board and, when appropriate, by shareholders at annual or special shareholder meetings. The Nominating Committee of the Company currently consists of the following three Directors appointed by the Board: Anthony D. Knerr and Charles
E. Peck, both of whom are independent, and Wayne A. Stork. W. Thacher Longstreth, whose term as a Committee member would have expired in November 1998, continued to serve until the nominating process for this Meeting of shareholders was completed. This Committee met three times during the past year for the purpose of determining the proposed list of nominees for this Meeting. The selection and nomination of the independent Director nominees is committed to the discretion of the present independent Directors. The Nominating Committee will consider suggestions for Board nominations from shareholders. Shareholders who wish to suggest candidates for nomination to the Board of Directors at any future annual meeting should identify the candidate and furnish a written statement of the person's qualifications to the Nominating Committee at the principal executive offices of the Company.

------------
* This nominee is considered to be an "interested person"of the Company, as that term is defined in the Investment Company Act of 1940, as amended, because he is affiliated with the investment manager and distributor of the Company.

Board Compensation. The interested Directors are compensated by the investment manager and do not receive compensation from the Company. Each independent Director (other than John H. Durham) currently receives a total annual retainer fee of $38,000 for serving as a Director for all 34 companies within the Delaware Investments family, plus $3,145 for each set of fund complex Board meetings attended (seven regular meetings). John H. Durham currently receives a total annual retainer fee of $31,180 for serving as a Director for 19 Companies within the Delaware Investments family, plus $1,810 for each set of Board meetings attended. Members of the Audit Committee currently receive additional annual compensation of $5,000 from all Companies, in the aggregate, with the exception of the chairperson, who receives $6,000.

Under the terms of the Company's retirement plan for Directors, each independent Director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from the Company for a period of time equal to the lesser of the number of years that such person served as a Director or the remainder of such person's life. The annual amount of such payments will be equal to the amount of the annual retainer that is paid to Directors of the Company at the time of such person's retirement. The following table indicates the amount each Director received from the Company and from the Delaware Investments fund complex as a whole during the 12 months ending October 31, 1998.



                                Jeffrey J.    Walter P.    John H.    Anthony D.
         Company Name              Nick         Babich     Durham(1)    Knerr
-----------------------------  ------------  -----------  ---------- ------------
Total compensation from
 Delaware Pooled Trust, Inc.
 during the last fiscal year      None         $ 4,127     $ 2,221      $ 4,127
Total compensation from all
 companies in the Delaware
 Investments family for the
 12 months ended October
 31, 1998 ...................     None         $65,384     $25,935      $65,384



                                 Ann R.     W. Thacher    Thomas F.    Charles E.    Wayne A.
         Company Name             Leven     Longstreth    Madison(2)     Peck         Stork
-----------------------------  ----------  ------------  -----------  ------------  ---------
Total compensation from
 Delaware Pooled Trust, Inc.
 during the last fiscal year    $ 4,207       $ 3,729      $ 3,898       $ 3,729      None
Total compensation from all
 companies in the Delaware
 Investments family for the
 12 months ended October
 31, 1998 ...................   $66,545       $60,384      $62,467       $60,384      None

------------
(1) Mr. Durham re-joined the Board on April 16, 1998.

(2) Mr. Madison joined the Board on May 1, 1997.

Officers. The Board and the senior management of the Company appoint officers each year, and from time to time as necessary. The following individuals are executive officers of the Company: Jeffrey J. Nick, David K. Downes, Richard G. Unruh, Paul E. Suckow, Richard J. Flannery, Michael P. Bishof, George M. Chamberlain, Jr., Joseph H. Hastings, George E. Deming, Paul A. Matlack, Gary
A. Reed, Babak Zenouzi, Gerald T. Nichols, George H. Burwell, Robert L. Arnold, Gerald S. Frey, Roger A. Early, Frank X. Morris and J. Paul Dokas. Exhibit C includes biographical information and the past business experience of such officers, except for Mr. Nick, whose information is set forth above along with the other Directors and nominees. The Exhibit also identifies which officers are also officers of DMC or DIAL. The above officers of the Company own shares of common stock and/or options to purchase shares of common stock of Lincoln National Corporation ("LNC"), the ultimate parent of DMC and DIAL. As a result, they are considered to be "interested persons" of the Company under the 1940 Act.

While in the employ of Oppenheimer Management Corporation, Mr. Paul E. Suckow was the subject of an Administrative Proceeding brought by the U.S. Securities and Exchange Commission. As a result of this proceeding, Mr. Suckow was found to have violated Section 34(b) of the 1940 Act by failing properly to disclose material facts in certain books and records by order of the SEC dated December 1, 1992. Mr. Suckow was suspended from the business for 120 days.

Management's Ownership of Delaware Investments Funds. Attached to this Proxy Statement as Exhibit D is a list of the Directors' and nominees' shareholdings of the various funds within the Delaware Investments family on an individual basis. As of October 31, 1998, the Company's Directors and Officers did not own shares of any of the Portfolios. On October 31, 1998, however, the Directors and Officers did own in the aggregate, approximately 40,604 shares of The Real Estate Investment Trust Portfolio (as noted on page 2, shareholders of The Real Estate Investment Trust Portfolio were mailed a separate proxy statement). Despite their holdings in The Real Estate Investment Trust Portfolio, the Company's Directors and Officers owned less than 1% of that portfolio and less than 1% of the Company as of October 31, 1998.

Required Vote. Each Director of the Company shall be elected by a plurality of votes cast by shareholders of the Company. This means that the nine nominees receiving the largest number of votes will be elected to fill the available Board positions.

Proposal Two: To Approve the Redesignation of the Portfolio's Investment Objective from Fundamental to Non-Fundamental

This Proposal applies all Portfolios except the following:  The Growth and Income Portfolio
                                                            The Labor Select International Equity Portfolio
                                                            The Small-Cap Growth Equity Portfolio

The investment objective of each Portfolio to which this Proposal applies, like many of the older Delaware Investments funds, is designated as "fundamental," which means that any modifications, even those not resulting in significant changes in the way a fund is managed or the risks to which it is subject, may require shareholder approval. Under the 1940 Act, a fund's investment objective is not required to be fundamental. However, many funds have elected to designate their investment objectives as fundamental. This practice arose largely as a result of comments provided by state securities regulators in their review of fund registration statements during the state registration process, as well as because of historical drafting conventions.


In light of the enactment of National Securities Markets Improvement Act of 1996 ("NSMIA"), which eliminated state review of investment company registration statements, and in order to provide the Board with enhanced flexibility to respond to market, industry or regulatory changes, the Board has approved the redesignation of each Portfolio's investment objective from fundamental to non-fundamental. A "non-fundamental" investment objective may be changed at any time by the Directors without the delay and expense of soliciting proxies and holding a shareholder meeting.


For a complete description of the investment objective of your Portfolio, please consult your Portfolio's prospectus. The redesignation from fundamental to non-fundamental will not alter any Portfolio's current investment objective. If this Proposal is approved, however, management expects to request that the Directors consider a number of modifications to the language used to describe some of the Portfolios' investment objectives. The requested modifications are designed to modernize and standardize the expression of such investment objectives, but if these modifications are implemented, neither the principal investment design nor the day-to-day management of the Portfolios would be materially altered. If at any time in the future, the Directors approve a change in a Portfolio's non-fundamental investment objective, either in connection with the currently anticipated modernization and standardization or otherwise, shareholders will be given notice of the change prior to its implementation.


Required Vote. Approval of this proposal for a Portfolio requires the vote of a "majority of the outstanding voting securities" of the Portfolio, which means the vote of: (i) more than 50% of the outstanding voting securities of the Portfolio; or (ii) 67% or more of the voting securities of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less. If the redesignation of any Portfolio's investment objective from fundamental to non-fundamental is not approved by shareholders of a particular Portfolio, that Portfolio's investment objective will remain "fundamental" and shareholder approval (and its attendant costs and delays) will continue to be required prior to any change in the investment objective.


At Board meetings held in July and September, 1998, the Directors considered the enhanced flexibility to respond to market, industry or regulatory changes that would accrue to the Board if each Portfolio's fundamental investment objective was redesignated as non-fundamental and the Board unanimously approved the proposed change.


The Board unanimously recommends that shareholders vote FOR the redesignation of the investment objective of their Portfolio as "non-fundamental."

Proposal Three: To Approve Standardized Fundamental Investment Restrictions for the Portfolio (This Proposal involves separate votes on Sub-Proposals 3A through 3G)

This Proposal applies to all Portfolios except the following: The Growth and Income Portfolio
                                                              The Labor Select International
                                                              Equity Portfolio The Small-Cap
                                                              Growth Equity Portfolio


                               Proposal Overview


Each Portfolio is subject to investment restrictions which establish percentage and other limits that govern the Portfolio's investment activities. Under the 1940 Act, investment restrictions relating to certain activities are required to be "fundamental," which means that any changes require shareholder approval. Funds, like the Portfolios, are permitted to deem other restrictions fundamental, and they may also adopt "non-fundamental" restrictions, which can be changed by the Board without shareholder approval. Of course, any change in a Portfolio's investment restrictions, whether fundamental or not, would be approved by the Board and reflected in a Portfolio's prospectus or other offering documents.


Unlike investment objectives and policies, which are often different for each fund, investment restrictions for funds tend to be the same or similar, because they are based on legal or regulatory requirements that apply to all funds. Over the years, however, as new Portfolios were created or added, investment restrictions relating to the same activities were expressed in a variety of different ways. Many older Portfolios are subject to investment restrictions that were adopted in response to regulatory, business or industry conditions that no longer exist. In addition, a number of Portfolios adopted fundamental restrictions in response to state laws and regulations that no longer apply because they were preempted by NSMIA. As a result, a number of fundamental restrictions are no longer required to be fundamental, and some previously required restrictions are no longer required at all.


The Directors, together with management of the Company and the investment managers and sub-advisers, have analyzed the current fundamental investment restrictions of each Portfolio, and have concluded that six new standardized fundamental investment restrictions should be adopted for each Portfolio. The proposed investment restrictions relate only to activities that are required under the 1940 Act to be the subject of fundamental policies and restrictions. Management believes that a modern, standardized list of restrictions will enhance the ability of the Portfolios to achieve their objectives because the Portfolios will have greater investment management flexibility to respond to changes in market, industry or regulatory conditions. In addition, standardized restrictions are expected to enable the Portfolios to operate more efficiently and to more easily monitor compliance with investment restrictions.


Each Portfolio currently has fundamental investment restrictions that govern the same activities covered by the proposed fundamental investment restrictions, and a number of Portfolios currently have other fundamental investment restrictions that govern additional activities. Management is recommending that shareholders approve the redesignation of each Portfolio's current fundamental investment restrictions as non-fundamental at the same time that the six new standardized fundamental investment restrictions are adopted for each Portfolio. If the current fundamental restrictions are redesignated as non-fundamental, the Directors would be able to modify or eliminate the current restrictions without the costs or delays associated with a shareholder vote.


The proposed changes will not affect any Portfolio's investment objective and will not change the way any Portfolio is currently being managed or operated, since all current investment restrictions will remain in place as non-fundamental restrictions. If, as proposed, the current investment restrictions are designated as non-fundamental, management expects in the future to recommend that the Board approve certain modifications designed to result in a more modern and standardized list of investment restrictions for the various Portfolios. Management's recommendations will likely involve the elimination of certain current restrictions. The Board will determine separately for each Portfolio whether elimination or modification of an investment restriction is appropriate for that Portfolio.

The six new proposed fundamental investment restrictions are described below within the relevant Sub-Proposals. Unless all of the Sub-Proposals are approved by shareholders of a Portfolio, none of the Sub-Proposals will be adopted for that Portfolio.

Exhibit E contains a list of the current "fundamental" investment restrictions for each Portfolio which are proposed to be redesignated as "non-fundamental." That Exhibit includes the current restrictions relating to the activities which are the subject of the new proposed restrictions and shareholders are encouraged to compare the current and proposed restrictions.

Required Vote. Approval of each Sub-Proposal for a Portfolio requires the vote of a "majority of the outstanding voting securities" of the Portfolio, which means the vote of: (i) more than 50% of the outstanding voting securities of the Portfolio; or (ii) 67% or more of the voting securities of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less.

The Directors have voted to adopt each of the proposed standardized "fundamental" investment restrictions for the Portfolios, as well as to approve the redesignation of the existing "fundamental" investment restrictions as "non-fundamental," and unanimously recommend that shareholders vote FOR each Sub-Proposal 3A through 3G for their Portfolio.


Sub-Proposal 3A: To adopt a new fundamental investment restriction concerning the concentration of the Portfolio's investments in the same industry.


Under the 1940 Act, a Portfolio's policy of concentrating its investments in securities of companies in the same industry must be fundamental. A mutual fund concentrates its investments, for purposes of the SEC, if it invests more than 25% of its "net" assets (exclusive of cash, U.S. government securities and tax-exempt securities) in a particular industry or group of industries. Having the concentration policy apply to "net" assets represents a recent change by the SEC staff from its previous concentration standard which applied to 25% of a Portfolio's "total" assets. The change would slightly reduce a Portfolio's ability to concentrate, since the "net" assets figure is lower than "total" assets of a Portfolio because liabilities are subtracted.

Each Portfolio other than The Real Estate Investment Trust Portfolio II currently has a fundamental investment restriction prohibiting it from concentrating its investments in the same industry. There are however, variations in the way that the investment restriction is described in the Portfolios' offering documents. In addition, most restrictions define concentration in terms of a percentage of "total" assets, rather than in accordance with the new "net" assets standard.

The Real Estate Investment Trust Portfolio II has adopted a fundamental investment policy requiring that it concentrate its investments in securities of issuers in the real estate industry. The proposed fundamental concentration restriction for this Portfolio would include language that would preserve its current policy but otherwise would be consistent with the standardized restriction set forth below.

With the variation concerning The Real Estate Investment Trust Portfolio II noted above, the Board recommends that shareholders vote FOR the approval of the proposed standardized fundamental investment restriction regarding concentration set forth below. In approving the proposed investment restriction and concluding that it would recommend the investment restriction to Portfolio shareholders, the Directors considered that the proposed investment restriction will standardize the concentration restriction for the Portfolios and is intended to provide flexibility for Portfolios to respond to changes in the SEC staff's position on concentration of investments or to other relevant legal, regulatory or market developments without the delay or expense of a shareholder vote.

Adoption of the proposed fundamental restriction will not affect the way the Portfolios are currently managed or operated because the existing concentration restrictions will remain in place as non-fundamental policies unless and until the Board modifies them in the future.

Proposed Concentration Restriction: The Portfolio will not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Portfolio from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.

The Board has also approved a related non-fundamental policy for the Portfolios, which will be adopted if the new fundamental restriction is approved and which provides that, in applying the concentration restriction:
(i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities. This non-fundamental policy is intended to keep the concentration restriction from unnecessarily limiting a Portfolio's investments.


Sub-Proposal 3B: To adopt a new fundamental investment restriction concerning borrowing money and issuing senior securities.

Introduction to Sub-Proposal. The 1940 Act imposes certain limits on investment companies with respect to borrowing money and issuing senior securities. A "senior security" is defined as an obligation of a fund with respect to its earnings or assets that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits funds from issuing senior securities, in order to limit their ability to use leveraging. In general, a fund uses leveraging when it enters into securities transactions with borrowed money or money to which it has only a temporary entitlement.

The limitations on borrowing and issuing senior securities are generally designed to protect shareholders and their investments by restricting a fund's ability to subject its assets to any claims of creditors or senior security holders who would be entitled to dividends or rights on liquidation of the fund that take precedence over the rights of shareholders. Borrowing money and issuing senior securities are related activities under the 1940 Act in that, if a fund fails to adhere to the restrictions applicable to borrowing, the fund will be considered to have issued an impermissible senior security. Under the 1940 Act, a fund's investment restrictions relating to borrowing and senior securities must be "fundamental."

The current investment restrictions concerning borrowing and senior securities vary somewhat among the Portfolios and are set forth in Exhibit E. Shareholders of each Portfolio are being asked to approve a new standardized "fundamental" restriction that covers both borrowing and senior securities and which is designed to reflect current regulatory requirements.

Senior Securities. SEC staff interpretations under the 1940 Act allow open-end funds like the Portfolios to engage in a number of types of transactions which might be considered to raise "senior securities" or "leveraging" concerns, so long as the funds meet certain collateral requirements established by the SEC staff. These requirements are designed to protect shareholders. For example, some of the transactions that may raise senior security concerns include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate a fund to pay money at a future date (these transactions may be referred to collectively as "Leveraging-Type Transactions"). Funds that engage in Leveraging-Type Transactions must set aside money or securities or engage in certain offsetting securities transactions, to meet the SEC staff's collateralization requirements. Consistent with SEC staff positions, the senior security restrictions for the Portfolios specifically permit the Portfolios to engage in Leveraging-Type Transactions.

Borrowing. Under the 1940 Act, an open-end fund, like the Portfolios, is permitted to borrow up to 5% of its total assets for temporary purposes from any person so long as the borrowing is privately arranged, and also to borrow from banks, provided that if such bank borrowings exceed 5%, the fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the fund's other assets. The effect of this latter provision is to allow an open-end fund to borrow from banks amounts up to one-third (331/3%) of its total assets (including the amount borrowed). Funds typically borrow money to meet redemptions so that they can avoid being forced to sell portfolio securities before they would have otherwise been sold. This technique allows funds greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

The borrowing restrictions for the Portfolios permit borrowing to the extent allowed under the 1940 Act, but that authority is limited in various ways. A number of the Portfolios are permitted only to borrow "as a temporary measure for extraordinary purposes;" others are prevented from purchasing securities while borrowings are outstanding; and still others are prevented from pledging more than 10% of their net assets.

Effects of the Proposed Investment Restriction. Since the proposed investment restriction would provide greater flexibility for the Portfolios to engage in borrowing and in Leveraging-Type Transactions, the Portfolios may be subject to additional costs and risks. For example, the costs of borrowing can reduce a Portfolio's total return. Further, upon engaging in Leveraging-Type Transactions, the Portfolios could experience increased risks due to the effects of leveraging. The SEC staff's collateralization requirements are designed to address such risks.

The Board recommends that shareholders of each Portfolio vote FOR the approval of the proposed standardized fundamental investment restriction regarding borrowing and issuing senior securities set forth below. The proposed investment restriction will establish a standardized borrowing and senior securities restriction which is written to provide flexibility for Portfolios to respond to changes in legal, regulatory or market developments. Adoption of the new restriction, however, will not affect the way such Portfolios are currently managed or operated because the existing restrictions will remain as non-fundamental policies unless and until the Board modifies them in the future.

Proposed Borrowing and Senior Securities Restriction: The Portfolio may not borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.


Sub-Proposal 3C: To adopt a new fundamental investment restriction concerning underwriting.

Each Portfolio is currently subject to a fundamental investment restriction prohibiting it from acting as an underwriter of the securities of other issuers. Under the 1940 Act, a fund's policy or restriction relating to underwriting must be fundamental. A person or company is generally considered an underwriter under the federal securities laws if it participates in the public distribution of securities of other issuers, usually by purchasing the securities from the issuer and re-selling the securities to the public. Underwriters are subject to stringent regulatory requirements and often are exposed to substantial liability. Thus, virtually all funds, like the Portfolios, operate in a manner that allows them to avoid acting as underwriters. From time to time, a fund may purchase a security for investment purposes which it later sells or re-distributes to institutional investors or others under circumstances where the fund could possibly be considered to be an underwriter under the technical definition contained in the securities laws. The current underwriting restriction for each Portfolio specifically permits such re-sales. Management, consistent with SEC staff interpretations, believes that the Portfolios legally would not be regulated as underwriters in these circumstances.

The Board recommends that shareholders of each Portfolio vote FOR the approval of the proposed standardized fundamental investment restriction regarding underwriting set forth below. The proposed restriction is substantially similar to the current restriction for most Portfolios. The new restriction is proposed for each Portfolio because it will help to achieve the goal of standardization of the language of the investment restrictions among all Portfolios. Adoption of the proposed restriction will not affect the way the Portfolios are currently managed or operated.

Proposed Underwriting Restriction: The Portfolio may not underwrite the securities of other issuers, except that the Portfolio may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.


Sub-Proposal 3D: To adopt a new fundamental investment restriction concerning investments in real estate.

Each Portfolio currently has a fundamental investment restriction prohibiting the purchase or sale of real estate. The Real Estate Investment Trust Portfolio II, however, may own real estate directly as a result of a default on securities it owns. Most Portfolios' current restrictions allow the Portfolios to invest in companies that deal in real estate, or to invest in securities that are secured by real estate. Under the 1940 Act, a fund's policy or restrictions regarding investments in real estate must be fundamental.

The Board recommends that shareholders of each Portfolio vote FOR the approval of the proposed standardized fundamental investment restriction regarding real estate set forth below. The proposed investment restriction is designed to standardize the language of the real estate restriction among the various Portfolios. The proposed investment restriction will permit Portfolios to purchase securities whose payments of interest or principal are secured by mortgages or other rights to real estate in the event of default. The investment restriction will also enable the Portfolios to invest in companies within the real estate industry, provided such investments are consistent with the Portfolio's investment objective and policies. Adoption of the proposed restriction will not affect the way the Portfolios are managed or operated because the current restrictions will remain as non-fundamental policies unless and until the Board modifies them in the future.

Proposed Real Estate Restriction: The Portfolio may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Portfolio from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

Sub-Proposal 3E: To adopt a new fundamental investment restriction concerning investments in commodities.

The Portfolios currently are subject to fundamental investment restrictions prohibiting the purchase or sale of commodities or commodity contracts. Under the 1940 Act, policies and restrictions regarding commodities must be fundamental. The most common types of commodities are physical commodities such as wheat, cotton, rice and corn. However, under federal law, futures contracts are considered to be commodities and, therefore, financial futures contracts, such as futures contracts related to currencies, stock indices or interest rates, are considered to be commodities. If a fund, like the Portfolios, buys a financial futures contract, it obtains the right to receive (or, if the fund sells the contract, the fund is obligated to pay) the cash difference between the contract price for an underlying asset or index and the future market price, if the market price is higher. If the future price is lower, the fund is obligated to pay (or, if the fund sold the contract, the fund is entitled to receive) the amount of the decrease. Funds often desire to invest in financial futures contracts and options related to such contracts for hedging or for investment reasons.

The Board recommends that shareholders of each Portfolio vote FOR the approval of the proposed standardized fundamental investment restriction regarding commodities set forth below. The proposed restriction would standardize the language of the restriction among the various Portfolios and provide appropriate flexibility for the Portfolios to invest in financial futures contracts and related options. As proposed, the restriction is broad enough to permit investment in financial futures instruments for either investment or hedging purposes and, thus is broader than many Portfolios' current restrictions. Using financial futures instruments can involve substantial risks, and will be utilized only if the investment manager determines that such investments are advisable and such practices are affirmatively authorized by the Board. Adoption of the restriction will not affect the way the Portfolios are currently managed or operated because the existing commodities restrictions will remain as "non-fundamental" policies unless and until the Board modifies them in the future.

Proposed Commodities Restriction: The Portfolio may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Portfolio from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

Sub-Proposal 3F: To adopt a new fundamental investment restriction concerning lending by the Portfolio.

Securities lending is a practice that has become common in the mutual fund industry and involves the temporary loan of portfolio securities to parties who use the securities for the settlement of securities transactions. The collateral delivered to a fund, like the Portfolios, in connection with a lending transaction is then invested to provide the fund with additional income. Each Portfolio is currently subject to a fundamental investment restriction limiting its ability to make such loans. In order to ensure that the Portfolios may invest in certain debt securities or repurchase agreements, which could be characterized as the making of loans, most Portfolios' current fundamental restrictions specifically permit these investments. In addition, a number of Portfolios' fundamental restrictions explicitly permit Portfolios to lend their portfolio securities to broker-dealers or institutional investors.

The Board recommends that shareholders of each Portfolio vote FOR the approval of the proposed standardized fundamental investment restriction regarding lending set forth below. The proposed restriction prohibits loans by the Portfolios except in the circumstances described above and, in some cases, would provide more flexibility than the current lending restriction because of the authority to engage in securities lending. Although securities lending involves certain risks if the borrower fails to return the securities, management believes that increased flexibility to engage in securities lending does not materially increase the risk to which the Portfolios are currently subject. Also, the adoption of the restriction will not affect the way the Portfolios are currently managed or operated, because the existing lending restrictions will remain in place as non-fundamental policies unless and until the Board modifies them in the future.


Proposed Lending Restriction: The Portfolio may not make loans, provided that this restriction does not prevent the Portfolio from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.


Sub-Proposal 3G: To redesignate all current fundamental investment restrictions as non-fundamental.


Each Portfolio is currently subject to its own list of fundamental and non-fundamental investment restrictions. Exhibit E lists the current fundamental investment restrictions of each Portfolio. As described in the previous Sub-Proposals, each Portfolio has a fundamental investment restriction governing concentration, borrowing and senior securities, underwriting, real estate, commodities and lending. Many of the Portfolios, especially the older Portfolios, have additional fundamental investment restrictions governing activities that are no longer required to be subject to fundamental investment restrictions.


The Directors and management of the Portfolios recognize that many of the current fundamental investment restrictions cover the same activities as the proposed, standardized fundamental investment restrictions so that there will be overlapping restrictions. However, rather than asking shareholders for approval to eliminate the current restrictions at this time in favor of the new standardized restrictions, the Board is recommending that all current fundamental restrictions be redesignated as non-fundamental. Approval of the proposed redesignation will not change any of the current restictions. If the current investment restrictions are made non-fundamental, however, management and the Directors expect to analyze and evaluate each Portfolio's investment restrictions on an individual basis given the particular investment objective and policies of the Portfolio. Over time, the Portfolios' investment restrictions can be standardized, if appropriate. With the exception of the Portfolios which are classified as "diversified" funds for purposes of the 1940 Act, the proposed redesignation of the current investment restrictions as non-fundamental will provide the Directors with the authority and ability to make such changes without being required to seek an additional shareholder vote. The 1940 Act requires shareholder approval of any proposal to convert a diversified Portfolio to a non-diversified Portfolio.


The conversion of investment restrictions to non-fundamental will provide management of the Portfolios with the flexibility to respond to industry changes and also to take advantage of unique pricing and distribution structures that have developed over the past ten years. For example, eliminating certain fundamental restrictions and redesignating them as non-fundamental would permit the Portfolios to operate in a "master-feeder" structure at some point in the future should management determine that such a structure were appropriate.


In a "master-feeder" structure, investors purchase shares of one or more feeder funds which, in turn, invest all of their assets in corresponding master funds which have identical investment objectives, policies and restrictions as the feeder funds. The assets are collectively managed at the master fund level and the different feeder funds can have varying distribution and expense structures. The principal advantage of the master-feeder structure is the consolidation of investment management of multiple identical investment pools into one investment pool. The structure is also sufficiently flexible to permit offshore feeder funds' assets to be managed at the master fund level.

By making the investment restrictions non-fundamental, the Board will have the flexibility to ensure that the investment restrictions of a Portfolio will not limit the Portfolio's ability to operate in a master-feeder structure. Before any existing Portfolio would convert to a master-feeder structure, shareholders would be notified of such a change and the prospectus of the particular Portfolio would be amended to disclose the ability to operate in a master-feeder structure.

The Board of Directors recommends that shareholders of each Portfolio vote FOR the approval of the proposal to redesignate all current "fundamental" investment restrictions as "non-fundamental."



Proposal Four: To Approve a New Investment Management Agreement for the
Portfolio
This Proposal applies to all Portfolios.


                               Proposal Overview


Shareholders of each Portfolio are being asked to approve a new Investment Management Agreement with their current investment manager -- either Delaware Management Company (previously defined as "DMC") or Delaware International Advisers Ltd. (previously defined as "DIAL"). Exhibit F to this Proxy Statement lists the current investment manager for each Portfolio. The new Investment Management Agreements will reflect one or more of the following changes, all of which are explained in further detail below.

     o Decrease in management fee

     o Minimal management fee increase equal to the dollar amount of independent Director fees

     o Elimination of a provision concerning shareholder approval of amendments

     o Elimination of a provision concerning a Portfolio trading desk

     o Addition of a provision concerning the use of a sub-adviser

     o Miscellaneous changes to the form of the Agreement designed to standardize the language of the Agreements among all Delaware Investments funds

To determine which proposed changes apply to the various Portfolios, please check the table on page 16.

Required Vote. Approval of this Proposal for a Portfolio requires the vote of a "majority of the outstanding voting securities" of the Portfolio, which means the vote of: (i) more than 50% of the outstanding voting securities of the Portfolio, or (ii) 67% or more of the voting securities of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less.

If shareholders approve the new Agreements, any modified management fees will take effect on April 1, 1999, or at a later date if the Meeting is postponed or adjourned. If a new Agreement is not approved for a particular Portfolio, the current Agreement will continue in effect.

The Board of Directors has unanimously approved the proposed Agreements and recommends that shareholders vote FOR the new Investment Management Agreement for each Portfolio.


                      Proposed Changes in Management Fees


Under the current Investment Management Agreements, the portfolio management team from DMC or DIAL regularly decides which securities or instruments to buy or sell for a Portfolio and the investment manager directly or indirectly arranges for the placement and execution of orders for the purchase or sale of such securities and instruments. The investment manager is also responsible for each Portfolio's regulatory compliance and general administrative operations and provides regular reports to the Board. The management fees paid by a Portfolio, in part, are used by its investment manager to pay for the personnel, equipment, office space and facilities that are needed to manage the assets of the Portfolio and to administer its affairs.

Management Fee Review and Proposed Changes. At the request of the Board, management recently undertook a complete review of the level and structure of the management fees for each fund within the Delaware Investments family. The extensive review process was performed with the guidance of an outside consultant to help ensure the accuracy of the results and conclusions. The process involved the comparison of each fund with its own universe of "competing" funds, which were identified based on investment objective, asset type and distribution channel. Once competing funds were identified, management compared fee rates at various asset sizes to evaluate the level and structure of fee rates. Management's goal was to establish a consistent fee structure for the various categories of Delaware Investments funds that would be competitive with funds with a similar investment objective, size and distribution channel in the current marketplace.

As a result of its analysis, management identified a number of different management fee pricing levels to be established for the Portfolios, each reflecting the dynamics and complexity of managing the assets of particular investment categories based on asset type (such as equity or fixed-income) and/or geography (such as domestic or international). For two Portfolios, the analysis suggested that a decrease in the management fee rate would be appropriate.

In addition, five of the Portfolios' Agreements provide that the management fees paid by the Portfolio will be reduced by the dollar amount of independent Director fees. The proposed standard form of Agreement for these Portfolios (and all Delaware Investments funds) does not provide for such a provision. This change would result in a minimal increase in the management fees paid by these Portfolios, but will have virtually no impact on their reportable expenses.

The chart included in Exhibit F shows the current and proposed management fee rates for each Portfolio and the dollar amounts paid to the investment manager and its affiliates during the last fiscal year. The chart also shows whether DMC or DIAL has waived any management fees.

Board Consideration of Proposed Management Fee Changes. In considering whether to recommend management fee changes, the Directors reviewed extensive materials concerning the methodology used by management to identify competitive peer groups for comparison and to develop proposed management fee pricing levels and structures for the various categories of Delaware Investments funds, including the Portfolios. The Directors reviewed separate reports for each Portfolio containing detailed comparative management fee and expense information of each Portfolio and other funds in the relevant peer group, as well as expense ratio comparisons with relevant mutual fund indices. The Directors assessed how current management fee levels, along with any proposed changes, would position each Portfolio within its peer group. The Directors also reviewed and considered performance and ranking data for each Portfolio along with other comparative funds within the investment objective category, as well as a performance comparison to a relevant securities index for each Portfolio. In addition to the expense and performance information, the Directors reviewed the investment manager's historical profitability with respect to each Portfolio and the anticipated effects of any management fee changes.

The Directors also considered the reasons presented by management with respect to all proposed management fee levels, including the anticipated impact of management fee decreases and the minimal increases described above on shareholders of the various Portfolios. Following consideration of all of the information and factors discussed above, the Directors for each Portfolio, including all of the independent Directors, unanimously approved the proposed management fee changes.


          Other Proposed Changes to Investment Management Agreements

In addition to modifications to the management fee structure, certain other changes to the Investment Management Agreements are proposed, one or more of which may apply to a particular Portfolio. The proposed changes are designed to eliminate provisions that appear in some of the older Portfolios' Agreements and to standardize the form of Agreement among all funds within the Delaware Investments family. Please refer to the table on page 16 to determine which changes are proposed for a particular Portfolio's Agreement.

Shareholder Approval of Amendments to Investment Management Agreements. Under the 1940 Act, shareholder approval is normally required before any fund investment management agreement can be materially amended. The purpose of this requirement is to allow shareholders to make decisions concerning provisions of an investment management agreement that could affect their investment.

Funds are, however, permitted to amend such agreements without shareholder approval if, for example, the change involves a decrease in the management fee. In such a case, the SEC staff believes that mutual funds should not be required to experience the delay and costs of seeking shareholder approval, since shareholders are generally assumed to be in favor of management fee decreases.

Some of the current Investment Management Agreements of the Portfolios require shareholder approval of any amendment to the Agreement, regardless of whether shareholder approval would be required under federal law. Management proposes to change the Agreements to permit amendments without shareholder approval in appropriate circumstances like those described above.

Elimination of Portfolio Trading Desk. In order for the Portfolios to buy and sell securities, written instructions must be provided to brokers or dealers who execute portfolio transactions. Although most investment management agreements in the mutual fund industry provide that the investment manager is responsible for selecting and instructing brokers or dealers to effect such transactions, the Agreements for some of the Portfolios provide that the Company's employees are responsible for providing those instructions to brokers or dealers. As a result, the Company maintains a trading desk for these Portfolios staffed by Company personnel. Management believes that the investment manager or sub-adviser should be responsible for placing portfolio transactions rather than Company employees and has concluded that the Agreements should be modified accordingly.

Authority to Use Sub-Advisers. As the investment management industry has grown increasingly specialized, it has become more common for mutual funds whose portfolios include investments in a particular specialized asset class to use the services of sub-advisers with particular expertise in managing the asset class. Typically, such sub-advisory arrangements are established through contracts between the investment manager and the sub-adviser, with the investment manager retaining supervision over the portfolio. For example, DMC utilizes sub-advisers in managing Portfolios that invest primarily in foreign securities and real estate investment trusts.

The Investment Management Agreements for some of the Portfolios do not contain a provision authorizing the use of a sub-adviser. While management has no current intention to propose new sub-advisers for any of the Portfolios, it would like to be in a position to do so in the future without first having to obtain shareholder approval to amend the Investment Management Agreement. Therefore, management is proposing that the new Agreements for these Portfolios contain the sub-adviser provision, in order to standardize the Agreements with the other Delaware Investments funds. Under current federal securites law, the appointment of a new sub-adviser and the Sub-Advisory Agreement executed in connection with that appointment require shareholder approval.

Miscellaneous Changes. In addition to the changes discussed above, there are certain miscellaneous changes designed to standardize the form of Agreement among all Delaware Investments funds. First, the Agreements for the Portfolios will reflect non-material language and structural changes to conform to the standard Delaware Investments model Agreement. Second, each new Agreement will contain a provision permitting the names "Delaware," "Delaware Investments" or "Delaware Group" to be used by other funds, series or classes, whether already existing or to be created in the future, which are, or may be, sponsored or advised by DMC or DIAL. The first Delaware Investments fund to use the word "Delaware" in its name was the Delaware Balanced Fund (formerly Delaware Fund) series of Delaware Group Equity Funds I, Inc., which was originally established in 1938. Although management has reached no conclusion as to whether the Delaware Balanced Fund may have a claim to the use of the name "Delaware," each Agreement will recognize the ability of the Portfolios to use the words described above in their names.

            Summary of Changes to Investment Management Agreements

The following table lists each Portfolio and summarizes the types of changes that are proposed for each Agreement.




                                                                    Elimination
                                                                        of
                                                   Proposed         Shareholder
                                                  Management       Approval for
               Portfolio Name                     Fee Change        Amendments
-------------------------------------------  -------------------  --------------
 The Aggregate Fixed Income Portfolio .....         None
 The Diversified Core Fixed
   Income Portfolio .......................         None
 The Emerging Markets Portfolio ...........    0.20% Decrease
 The Global Equity Portfolio ..............         None
 The Global Fixed Income Portfolio ........  Minimal Increase*          X
 The Growth and Income Portfolio ..........         None
 The High-Yield Bond Portfolio ............         None                X
 The Intermediate Fixed Income Portfolio     Minimal Increase*          X
 The International Equity Portfolio .......  Minimal Increase*          X
 The International Fixed-Income Portfolio           None                X
 The Labor Select International
   Equity Portfolio .......................         None                X
 The Large-Cap Value Equity Portfolio .....  Minimal Increase*          X
 The Mid-Cap Growth Equity Portfolio ......   0.05% Decrease*           X
 The Mid-Cap Value Equity Portfolio .......         None                X
 The Real Estate Investment Trust
   Portfolio II ...........................         None
 The Small-Cap Growth Equity Portfolio .            None



                                                Elimination of     Authority to
                                              Portfolio Trading        Use        Miscellaneous
               Portfolio Name                        Desk          Sub-Adviser       Changes
-------------------------------------------  -------------------  -------------  --------------
 The Aggregate Fixed Income Portfolio .....          X                  X              X
 The Diversified Core Fixed
   Income Portfolio .......................          X                                 X
 The Emerging Markets Portfolio ...........          X                                 X
 The Global Equity Portfolio ..............                                            X
 The Global Fixed Income Portfolio ........                             X              X
 The Growth and Income Portfolio ..........                                            X
 The High-Yield Bond Portfolio ............          X                  X              X
 The Intermediate Fixed Income Portfolio             X                  X              X
 The International Equity Portfolio .......                             X              X
 The International Fixed-Income Portfolio                               X              X
 The Labor Select International
   Equity Portfolio .......................                             X              X
 The Large-Cap Value Equity Portfolio .....          X                  X              X
 The Mid-Cap Growth Equity Portfolio ......          X                  X              X
 The Mid-Cap Value Equity Portfolio .......          X                  X              X
 The Real Estate Investment Trust
   Portfolio II ...........................          X                                 X
 The Small-Cap Growth Equity Portfolio .                                               X

------------
* The current Investment Management Agreement provides that the fees paid by the Portfolio will be reduced by the amount of the independent Director fees. The proposed Agreement would eliminate such a reduction. This change would result in a minimal increase in fees paid by the Portfolio, but would have virtually no impact on reportable expenses.

                   Information About the Investment Managers

DMC serves as investment manager for many of the Portfolios that are participating in this Meeting and as sub-adviser for others. DMC is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act") and, together with its predecessors, has been managing funds within the Delaware Investments family since 1938. DMC is located at One Commerce Square, Philadelphia, Pennsylvania 19103.

DIAL serves as investment manager for certain Portfolios that are participating in this Meeting and as sub-adviser for others. DIAL is a United Kingdom affiliate of DMC, is an investment adviser registered in the United States under the Advisers Act and is a member of the Investment Management Regulatory Organisation (IMRO) in the United Kingdom. Since 1990, DIAL has managed the overseas assets of the funds within the Delaware Investments family. DIAL is located at Third Floor, 80 Cheapside, London, England EC2V 6EE.

On November 1, 1998, DMC was managing approximately $15.8 billion in assets in various open-end and closed-end investment company accounts. DIAL was managing approximately $10.5 billion in institutional or separately managed accounts (approximately $8.5 billion) and mutual fund accounts (approximately $2 billion) on the same date. Other affiliates of DMC and DIAL were managing additional institutional and separate account assets in the amount of approximately $17.3 billion on that date.

Both DMC and DIAL are indirect, wholly owned subsidiaries of Lincoln National Corporation, also known as Lincoln Financial Group. Lincoln National Corporation, with headquarters currently in Fort Wayne, Indiana, is a diversified organization involved in many aspects of the financial services industry, including insurance and investment management.

DMC and DIAL also provide investment management or sub-advisory services to other funds within the Delaware Investments family which have investment objectives that are similar to those of the Portfolios to which this proxy statement applies. For the names of these other funds, together with their current (and proposed, in some cases) management or sub-advisory fee rates, see Exhibit G.

DMC is a series of Delaware Management Business Trust. The Trustees who operate the business and their principal occupations (which are positions with DMC) are as follows: Jeffery J. Nick, Chairman and Chief Executive Officer; Richard G. Unruh, Jr., Executive Vice President; David K. Downes, Executive Vice President, Chief Operating Officer and Chief Financial Officer; Richard J. Flannery, Executive Vice President and General Counsel; and John B. Fields, Vice President/Senior Portfolio Manager.

Jeffery J. Nick is the Chairman, Chief Executive Officer and a Director of DIAL. David G. Tilles is the Managing Director, Chief Investment Officer and a Director of DIAL. In addition to Mr. Nick and Mr. Tilles, the present directors of DIAL and their principal occupations (unless noted in the paragraph above relating to DMC) are as follows: Wayne A. Stork, Chairman of Delaware Management Holdings, Inc.; G. Roger H. Kitson, Vice Chairman of DIAL; Richard
G. Unruh; David K. Downes; Richard J. Flannery; John C. E. Campbell, Executive Vice President of Delaware Investment Advisers (a series of Delaware Management Business Trust); Hamish O. Parker, Senior Portfolio Manager/Director of DIAL; Timothy W. Sanderson, Chief Investment Officer, Equities of DIAL; Clive A. Gillmore, Senior Portfolio Manager/Director of DIAL; Ian G. Sims, Deputy Managing Director/Chief Investment Officer/Global Fixed Income of DIAL; George
E. Deming, Vice President/Senior Portfolio Manager of Delaware Investment Advisers; John Emberson, Company Secretary and Finance Director of DIAL; Nigel
G. May, Senior Portfolio Manager/Director of DIAL; Elizabeth A. Desmond, Senior Portfolio Manager/Director of DIAL.


                   Other Information Relevant to Approval of
                       Investment Management Agreements

The form of proposed Investment Management Agreement for the Portfolios is attached as Exhibit H. Each current and proposed Agreement has an initial term of two years and provides that it will thereafter continue in effect from year to year only if such continuation is specifically approved at least annually with respect to each Portfolio by (i) a vote of a majority of the Board, or
(ii) a vote of a majority of the outstanding voting securities of the Portfolio, and (iii) in either case, separately by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act). Each current and proposed Agreement may be terminated without penalty by (i) the Portfolio, by a vote of a majority of the Board, or (ii) by a vote of a majority of the outstanding voting securities of a Portfolio, or (iii) by DMC or DIAL, as relevant, at any time on 60 days written notice. Each Agreement will also terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

Under each of the current and proposed Agreements, best efforts are used to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to the investment manager or their advisory clients. To the extent consistent with the requirements of the rules of the SEC and the National Association of Securities Dealers, Inc., these orders may be placed with brokers who sell shares of the Portfolios. The services these brokers provide may include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the investment manager in connection with its investment decision-making process with respect to one or more funds or accounts that it manages, and need not be used exclusively with respect to the Portfolio or account generating the brokerage.

As provided in the Securities Exchange Act of 1934 and the current and proposed Agreements, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide those services, if the higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. In some instances, part of the services constitute brokerage and research services used in connection with the investment decision-making process and the remainder of the services constitute services used in connection with administrative or other functions not related to the investment decision-making process. In these cases, the investment managers will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by it in connection with administrative or other functions not related to the investment decision-making process.

The current and proposed Agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence or a reckless disregard to the performance of its duties to a Portfolio, the investment manager shall not be liable to the Portfolio or any shareholder of the Portfolio for any action or omission in the course of, or in connection with, rendering services under a current or proposed Agreement, or for any losses that may be sustained in the purchase, holding or sale of any security or otherwise.


                       Other Agreements with the Company

The Company is currently party to a Distribution Agreement relating to the Portfolios with Delaware Distributors, L.P. (the "Distributor"), an affiliate of DMC and DIAL. The Distributor's principal address is 1818 Market Street, Philadelphia, PA 19103. Pursuant to the Distribution Agreement, the Distributor provides underwriting, distribution and marketing services to the Portfolios. The Company is also a party to a Shareholders Services Agreement and a Fund Accounting Agreement with Delaware Service Company, Inc. ("DSC"), an affiliate of DMC and DIAL, pursuant to which DSC provides fund accounting, shareholder servicing, dividend disbursing and transfer agency services. Exhibit F to this Proxy Statement lists the amount of payments made to such affiliates pursuant to service agreements, for each Portfolio's most recently completed fiscal year.


Proposal Five: To Approve a New Sub-Advisory Agreement for the Portfolio

This Proposal applies only to the following Portfolios: The Diversified Core Fixed Income Portfolio
                                                        The Global Equity Portfolio
                                                        The Real Estate Investment Trust Portfolio II

Shareholders of each of the Portfolios listed above are being asked to approve a new Sub-Advisory Agreement with their Portfolio's existing sub-adviser. New Agreements are being proposed at this time because the existing Agreements will terminate if the new Investment Management Agreements described in Proposal Four are approved.

The proposed Sub-Advisory Agreements do not contain any changes in sub-advisory fee rates and are largely identical to the current Sub-Advisory Agreements. There are a number of minor changes in language and in the form of the Agreement, which are designed to result in a single, standardized Agreement among all Delaware Investments funds that use sub-advisers. Exhibit F to this proxy statement lists the current sub-adviser for each Portfolio, along with the sub-advisory fee rates and other information about the current Sub-Advisory Agreements.

One new provision of the proposed Sub-Advisory Agreements provides for the calculation of the sub-advisory fees based on a percentage of assets of the Portfolio. The new provision would require the sub-adviser to share in any fee waiver or expense limitation arrangement entered into by the Portfolio's investment manager. This provision would not affect the amounts to be paid by the Portfolio, but the sub-adviser may receive less, depending on management fee waivers or expense limitations.

Required Vote. Approval of this Proposal for a Portfolio requires the vote of a "majority of the outstanding voting securities" of the Portfolio, which means the vote of: (i) more than 50% of the outstanding voting securities of the Portfolio; or (ii) 67% or more of the voting securities of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less.

If approved by shareholders, the proposed Sub-Advisory Agreement for a Portfolio will take effect following such approval. If a proposed Sub-Advisory Agreement is not approved for a Portfolio, but the proposed Investment Management Agreement is approved, the investment manager will take responsibility for all aspects of investment management until such time as a new sub-advisory arrangement is approved by the Board and by shareholders. If neither the proposed Investment Management Agreement nor the proposed Sub-Advisory Agreement for a Portfolio is approved by shareholders, the current Agreements will remain in place.

The Board has unanimously approved the proposed Sub-Advisory Agreements and recommends that shareholders vote FOR the new Sub-Advisory Agreement for each Portfolio.


                      Information About the Sub-Advisers

DMC and DIAL. DMC serves as the sub-adviser for The Global Equity Portfolio and DIAL serves as the sub-adviser for The Diversified Core Fixed Income Portfolio. The background of each firm, along with the professionals responsible for operating each business, are described in Proposal Four in connection with the proposed Investment Management Agreements.

Lincoln Investment Management, Inc. ("LIM"). LIM serves as sub-adviser for The Real Estate Investment Trust Portfolio II. LIM is a wholly owned subsidiary of Lincoln National Corporation and an affiliate of DMC and DIAL. The firm is registered as an investment adviser under the Advisers Act and is located at 200 E. Berry Street, Fort Wayne, Indiana 46802.

LIM's primary activity is institutional fixed-income investment management and consulting. Such activity includes fixed-income portfolios, private placements, real estate debt and equity management and asset/liability management. On November 30, 1998, LIM was managing approximately $41 billion in assets.

H. Thomas McMeekin serves as President and Chief Investment Officer and as a Board Member of LIM. In addition to Mr. McMeekin, the other directors, who also serve as officers are J. Michael Keefer, Vice President and General Counsel and Steven R. Brody, Vice President.


                   Other Information Relevant to Approval of
                            Sub-Advisory Agreements

The form of proposed Sub-Advisory Agreement for the Portfolios listed above is attached as Exhibit I. Each current and proposed Sub-Advisory Agreement has an initial term of two years and provides that it will thereafter continue in effect from year to year only if such continuation is specifically approved at least annually with respect to each Portfolio by (i) a vote of a majority of the Board, or (ii) a vote of a majority of the outstanding voting securities of the Portfolio, and (iii) in either case, separately by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act). Each current and proposed Agreement may be terminated without penalty by (i) the Company, by a vote of a majority of the Board, or (ii) by a vote of a majority of the outstanding voting securities of a Portfolio, or (iii) by the sub-adviser at any time on 60 days' written notice. Each Agreement will also terminate automatically upon its "assignment," as that term is defined in the 1940 Act and upon the termination of the Investment Management Agreement to which it relates.

The specific terms of the current and proposed Sub-Advisory Agreements that relate to the provision of advisory services are virtually identical to the terms of the corresponding Investment Management Agreements, which are described in Proposal Four under "Other Information Relevant to Approval of Investment Management Agreements."


Proposal Six: To Ratify the Selection of Ernst & Young LLP as Independent Auditors for the Company

This Proposal applies to the entire Company (all Portfolios).

The Board has selected Ernst & Young LLP as independent auditors of the Company for the current fiscal year and shareholders are asked to ratify this selection. Ernst & Young LLP's principal address is Two Commerce

Square, Philadelphia, PA 19103. A representative from Ernst & Young LLP is expected to be present at the Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions. The Company's Audit Committee meets periodically with the representatives of Ernst & Young LLP to receive reports from Ernst & Young LLP and plan for the Company's audits.

Required Vote. A simple majority (more than 50%) of the outstanding voting securities of the Company, regardless of individual Portfolios within the Company, is required to ratify the selection of Ernst & Young LLP as independent auditors for the Company.

The Board unanimously recommends that shareholders ratify the selection of Ernst & Young LLP as independent auditors for such Company for the current fiscal year.


Proposal Seven: To Approve the Restructuring of the Company from a Maryland Corporation into a Delaware Business Trust

This Proposal applies to the entire Company (all Portfolios).

The Board of Directors of the Company has approved an Agreement and Plan of Reorganization (the "Plan") substantially in the form attached to this Proxy Statement as Exhibit J. The Plan provides for a reorganization (hereafter, the "Reorganization") pursuant to which the Company will change its state and form of organization from a Maryland corporation into a Delaware business trust.

The Reorganization involves the continuation of the Company in the form of a newly created Delaware business trust. The corresponding new Delaware business trust will be referred to as the "New Company." The Portfolios of the Company will become corresponding new Portfolios ("New Portfolios") of the New Company.


Under the Reorganization, the investment objective of each New Portfolio will be the same as those of its corresponding Portfolio; the portfolio securities of each Portfolio will be transferred to its corresponding New Portfolio; and shareholders will own interests in the New Company that are equivalent to their interests in the Company on the closing date of the Reorganization. The directors, officers and employees of the Company on the effective date of the Reorganization will become the trustees, officers and employees, respectively, of the New Company and will operate the New Company in the same manner as they previously operated the Company. The investment manager responsible for the investment management of each New Portfolio will be the same as the investment manager for the corresponding Portfolio. For those Portfolios with sub-advisory arrangements, the sub-adviser for each New Portfolio will be the same as the sub-adviser for the corresponding Portfolio. The New Company and each New Portfolio will have substantially the same name as the Company and its corresponding Portfolio. The New Company will have the same fiscal year as the Company, and the mailing address and telephone number of the principal executive offices of the New Company will be the same as the Company. For all practical purposes, a shareholder's investment in the Company will not change.

Background and Reasons for the Reorganization. The Board unanimously recommends conversion of the Company into a Delaware business trust because it has determined that the Delaware business trust form of organization is an inherently flexible form of organization and would provide certain administrative advantages to the Company. Delaware business trust law contains provisions specifically designed for mutual funds and there is a well established body of corporate legal precedent that may be relevant in deciding issues pertaining to the trust . Those provisions take into account the unique structure and operation of mutual funds, and allow mutual funds to simplify their operations by reducing administrative burdens so that, in general, they may operate more efficiently.

Under Delaware business trust law, the New Company will have more flexibility to respond to future business contingencies. For example, the New Company will have the power to cause each New Portfolio to become a separate trust, and to change the New Company's domicile without a shareholder vote, unless such vote is required under the 1940 Act or other applicable law. This flexibility may permit the New Company to operate under the most advanced form of organization and could help reduce the expense and frequency of future shareholders' meetings for non-investment related issues.

The Reorganization also will increase uniformity among the mutual funds within the Delaware Investments family. Increased uniformity among the mutual funds, many of which share common directors, trustees, officers and service providers, is expected to reduce the costs and resources devoted to compliance with various state law requirements and also reduce administrative burdens.


For these reasons, the Board believes it is in the best interests of the shareholders to reorganize the Company into a Delaware business trust. The Board reserves the right to abandon the Reorganization if it determines that such action is in the best interests of the Company.


Consequences and Procedures of the Reorganization. The net asset value of the shares of each Portfolio will not be affected by the Reorganization. The New Company and each New Portfolio has been organized specifically for the purpose of effecting the Reorganization. The Reorganization will not result in the recognition of income, gain or loss for Federal income tax purposes to the Company or its shareholders or to the New Company. (See "Certain Federal Income and State Tax Consequences of the Plan, below.")


To accomplish the Reorganization, the Plan provides that the Company will transfer all of the assets of each of its Portfolios, subject to its related liabilities, to the New Company and to each of its corresponding New Portfolios. The New Company will establish an account for each shareholder and will credit to that account the exact number of full and fractional shares of the New Portfolio that such shareholder previously held in the corresponding Portfolio on the effective date of the Reorganization. Each shareholder will retain the right to any declared but undistributed dividends or other distributions payable on the shares of the Portfolio that he or she owned as of the effective date of the Reorganization. On the date of the Reorganization, the net asset value per share of each Portfolio will be the same as the net asset value per share of its corresponding New Portfolio. The New Company will assume all liabilities and obligations of the Company.


On the effective date of the Reorganization, each certificate representing shares of a Portfolio will represent an identical number of shares of the corresponding New Portfolio. Shareholders will have the right to exchange their certificates of the Company for certificates of the New Company.


The Plan may be terminated and the Reorganization abandoned at any time prior to the effective date of the Reorganization by the Board. If the Reorganization is not approved by shareholders or if the Board determines to terminate or abandon the Reorganization, the Company will continue to operate as a Maryland corporation.


Capitalization and Structure. The New Company was established pursuant to an Agreement and Declaration of Trust ("Trust Document") under the laws of the State of Delaware. The New Company is organized as a series company. The Trust Document permits the Trustees to issue an unlimited number of shares of beneficial interest, with no par value. The Board of Trustees of the New Company has the power to divide such shares into an unlimited number of series or classes of beneficial interest without shareholder approval. The New Company has designated the same number of series and classes as the Company. Each share of a New Portfolio represents an equal proportionate interest in the assets and liabilities belonging to that series (or class).


Shares of each New Portfolio have substantially the same dividend, redemption, voting, exchange and liquidation rights, and terms of conversion as the shares of its corresponding Portfolio. Please see Exhibit K, "Comparison and Significant Differences Between Delaware Business Trusts and Maryland Corporations." Shares of each Portfolio are, and when issued, shares of its corresponding New Portfolio will be, fully paid, non-assessable, and freely transferable and have no preemptive or subscription rights.


At the Reorganization, shares of each Portfolio will be exchanged for an identical number of shares of the corresponding New Portfolio. Thereafter, shares of the New Portfolios will be available for issuance at their net asset value applicable at the time of sale. The New Company will adopt the Company's existing registration statement under the Securities Act of 1933 and the 1940 Act.


Effects of Shareholder Approval of the Reorganization. An investment company registered under the 1940 Act is required to: (i) submit the selection of the company's independent auditors to all shareholders for their ratification; (ii) call a special meeting to elect directors (trustees) within 60 days if, at any time, less than one half of the directors (trustees) holding office have been elected by all shareholders; and (iii) submit any proposed investment management agreement and sub-advisory agreement relating to a particular series of the investment company to the shareholders of that series for approval.

The Board believes that it is in the best interest of the shareholders of the Company (who will become the shareholders of the New Company if the Reorganization is approved) to avoid the considerable expense of another shareholders' meeting for the New Company to obtain the shareholder approvals described above shortly after the closing of the Reorganization. The Board also believes that it is not in the best interest of the shareholders to carry out the Reorganization if the surviving New Company would not have a Board of Trustees, independent auditors, and investment management agreements or sub-advisory agreements complying with the 1940 Act.

The Board will, therefore, consider approval of the Reorganization by the requisite vote of the shareholders of the Company to constitute the approval of the Plan contained in Exhibit J, and also to constitute, for the purposes of the 1940 Act: (i) ratification of the independent auditors for the Company as the New Company's independent auditors (please see Proposal Six); (ii) election of the Directors of the Company as the trustees of the New Company (please see Proposal One); (iii) approval by the shareholders of each Portfolio of the investment management agreement between the New Company on behalf of the New Portfolio and the current investment manager to the Portfolio, which will be substantially identical to the agreement that is in place between the Company and the current investment manager to the Portfolio (please see Proposal Four); and (iv) for those Portfolios subject to a sub-advisory agreement, approval by the shareholders of a Portfolio of the sub-advisory agreement between the current investment manager to the Portfolio and the current sub-adviser to the Portfolio relating to the New Portfolio, which will be substantially identical to the agreement that is in place between the current investment manager to the Portfolio and the current sub-adviser to the Portfolio (please see Proposal
Five).

Assuming approval of the Reorganization by shareholders, the New Company will issue a single share of each New Portfolio to the Company. Prior to the Reorganization, the officers of the Company will cause the Company, as the sole shareholder of the New Company, to vote those shares "FOR" the matters specified in the above paragraph. The New Company will then consider the requirements of the 1940 Act referred to above to have been satisfied.

Investment Objective, Policies and Restrictions. The investment objective, policies and restrictions for each New Portfolio will be the investment objective, policies and restrictions of the of the corresponding Portfolio immediately prior to the Reorganization. That is, each New Portfolio's investment objective, policy and restriction will reflect the results of the shareholders' votes on Proposal Two and Sub-Proposals 3A-3G.

Investment Management Agreements. If the proposed new investment management agreement relating to a Portfolio as proposed and described in Proposal Four (a "New Agreement") is approved by the shareholders of the Portfolio, the terms of the investment management agreement for the corresponding New Portfolio will be substantially identical to the New Agreement for the Portfolio. For each Portfolio for which the New Agreement described in Proposal Four is not approved, if any, the investment management agreement for the corresponding New Portfolio will be substantially identical to the existing investment management agreement currently in place for that Portfolio.

Sub-Advisory Agreements. For each Portfolio with sub-advisory arrangements, if the proposed new sub-advisory agreement relating to the Portfolio, as proposed and described in Proposal Five (a "New Sub-Advisory Agreement"), is approved by the shareholders of the Portfolio, the terms of the sub-advisory agreement for the corresponding New Portfolio will be substantially identical to the New Sub-Advisory Agreement for the Portfolio. For each Portfolio for which the New Sub-Advisory Agreement described in Proposal Five is not approved, if any, the sub-advisory agreement for the corresponding New Portfolio will be substantially identical to the existing sub-advisory agreement currently in place for that Portfolio unless the Investment Management Agreement to which it relates is approved. In that instance, the investment manager will take responsibility for all aspects of investment management until such time as a new sub-advisory arrangement is approved by the Board and shareholders.

Certain Federal Income and State Tax Consequences of the Plan. It is anticipated that the transactions contemplated by the Plan will be tax-free for federal income tax purposes. Consummation of the Reorganization is subject to receipt of a legal opinion from the law firm of Stradley, Ronon, Stevens & Young, LLP, counsel to the Company and the New Company, that, under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), the exchange of assets of the Company for the shares of the New Company, the transfer of those shares to the holders of shares of the Company, and the liquidation and dissolution of the Company pursuant to the Plan will not give rise to the recognition of a gain or loss for federal income tax purposes to the Company, the New Company, or shareholders of the Company or the New Company. A shareholder's adjusted basis for tax purposes in the shares of the New Company after the exchange and transfer will be the same as his or her adjusted basis for tax purposes in the shares of the Company immediately before the exchange.

As a business, trust, the New Company (or, in certain circumstances, its shareholders who are Pennsylvania residents) would be subject to the Pennsylvania county personal property tax. However, at present, Pennsylvania counties generally have stopped assessing personal property taxes. This is due, in part, to ongoing litigation challenging the validity of the tax. However, if the personal property tax were reinstituted, or any similar state or local tax were imposed, the New Company's options would be reevaluated at that time.

Each shareholder should consult his or her own tax adviser with respect to the details of these tax consequences and with respect to state and local tax consequences of the proposed transaction.

Shareholder Servicing and Distribution Arrangements. The New Company will enter into agreements with DSC for transfer agency, dividend disbursing, shareholder servicing and fund accounting services that are substantially identical to the agreements currently in effect for the Company for such services. Delaware Distributors, L.P. will serve as the distributor for the shares of the New Portfolios under a separate distribution agreement that is substantially identical to the distribution agreement currently in effect for the Portfolios.


Requests for Redemption of the Company. Any request to redeem shares of the Company that is received and processed prior to the Reorganization will be treated as a redemption of shares of the Company. Any request to redeem shares of the Company received or processed after the Reorganization will be treated as a request for the redemption of shares of the New Company.

Expenses of the Reorganization. Because the Reorganization will benefit the Company and its shareholders, the Board has authorized that the expenses incurred by the Company in the Reorganization or arising out of the Reorganization shall be paid by the Company, whether or not the Reorganization is approved by the shareholders.

Comparison of Legal Structures. A comparison of the Delaware Business Trust Act with the Maryland General Corporation Law, including a comparison of relevant provisions of the governing documents of the Company and the New Company, is included in Exhibit K, which is entitled "Comparison And Significant Differences Between Delaware Business Trusts And Maryland Corporations."

Required Vote. The Plan and the transactions contemplated thereby, including the liquidation and dissolution of the Company, require the approval of a majority of all votes entitled to be cast.

The Board unanimously recommends that shareholders vote FOR the approval of the Reorganization.

                                   EXHIBIT A

           OUTSTANDING SHARES AS OF RECORD DATE (December 21, 1998)





                                                                  Shares Outstanding on
                                                                      Record Date*
                                                                 ----------------------
The Aggregate Fixed Income Portfolio .........................       720,312.351

The Diversified Core Fixed Income Portfolio ..................       394,788.014

The Emerging Markets Portfolio ...............................     5,964,468.585

The Global Equity Portfolio ..................................       366,911.372

The Global Fixed Income Portfolio ............................    61,084,571.786

The Growth and Income Portfolio ..............................       235,910.430

The High-Yield Bond Portfolio ................................     2,226,417.420

The Intermediate Fixed Income Portfolio ......................     2,645,620.594

The International Equity Portfolio ...........................    40,321,098.872

The International Fixed Income Portfolio .....................     8,484,711.141

The Labor Select International Equity Portfolio ..............     7,571,940.764

The Large-Cap Value Equity Portfolio .........................     7,535,958.298

The Mid-Cap Growth Equity Portfolio
 (formerly The Aggressive Growth Portfolio) ..................       889,359.188

The Mid-Cap Value Equity Portfolio
 (formerly The Small/Mid-Cap Value Equity Portfolio) .........       358,456.898

The Real Estate Investment Trust Portfolio II ................       427,714.671

The Small-Cap Growth Equity Portfolio ........................       353,776.161

------------
* The shares outstanding on the record date include all shares purchased in transactions that have settled by the record date.

                                   EXHIBIT B

        SHAREHOLDERS OWNING 5% OR MORE OF A PORTFOLIO AS OF OCTOBER 31, 1998

     The following accounts held of record 5% or more of the outstanding shares of the Portfolios listed below as of October 31, 1998. Management does not have knowledge of beneficial owners.

                                  Shareholder                       Number        Percent          Percent
Portfolio Name                    Name and Address                  of Shares     of Portfolio     of Company
-------------------------------   -------------------------------   -----------   --------------   -----------
 The Large-Cap Value Equity       Northern Trust                     1,286,941         19.42%          0.92%
 Portfolio                        Trust PHH Group
                                  P.O. Box 92956
                                  Chicago, IL 60675

 The Mid-Cap Growth Equity        Crestar Bank as Custodian for        209,024         31.94%          0.15%
 Portfolio (formerly The          The College of William and
 Aggressive Growth Portfolio)     Mary
                                  Attn: William Copland, Jr.
                                  P.O. Box 8795
                                  Private Funds Office
                                  Williamsburg, VA 23187

                                  The City of Groton                   126,514         19.33%          0.09%
                                  295 Meridian Street
                                  Groton, CT 06340

                                  NCSC Staff Pension Plan              116,356         17.78%          0.08%
                                  Defined Benefit
                                  8403 Colesville Road --
                                  Ste. 1200
                                  Silver Spring, MD 20910

                                  Philadelphia Association of           90,480         13.83%          0.06%
                                  Zeta Psi Fraternity
                                  613 Kirsch Avenue
                                  Wayne, PA 19087

                                  Our Sunday Visitor, Inc.              38,126          5.83%          0.03%
                                  200 Noll Plaza
                                  Huntington, IL 46750

 The International Equity         Norwest Bank Minnesota, NA         3,077,124          7.92%          2.19%
 Portfolio                        FBO Father Flanagan's FDN
                                  FD
                                  P.O. Box 1533
                                  Minneapolis, MN 55480

                                  The Salvation Army                 2,849,134          7.33%          2.03%
                                  Eastern Territory
                                  440 West Nyack Road
                                  West Nyack, NY 10994

 The Intermediate Fixed           Northumberland City Empl.            672,458         22.66%          0.48%
 Income Portfolio                 Ret. Fund as
                                  Custodian under Agreement
                                  with Northern Central Bank
                                  c/o Keystone Financial Trust
                                  Operations
                                  P.O. Box 2450
                                  Altoona, PA 16603

                   SHAREHOLDERS OWNING 5% OR MORE OF A PORTFOLIO AS OF OCTOBER 31, 1998
                             Shareholder                        Number        Percent          Percent
Portfolio Name               Name and Address                   of Shares     of Portfolio     of Company
--------------------------   --------------------------------   -----------   --------------   -----------
                             Patterson and Co.                     399,644         13.46%          0.29%
                             c/o CoreStates Bank
                             P.O. Box 7829
                             Philadelphia, PA 19101

                             The City of Groton                    364,630         12.28%          0.26%
                             295 Meridian Street
                             Groton, CT 06340

                             Crestar Bank as Custodian for         340,106         11.46%          0.24%
                             the College of William and
                             Mary
                             Attn: William Copland, Jr.
                             P.O. Box 8795
                             Private Funds Office
                             Williamsburg, VA 23187

                             NCSC Staff Pension Plan               328,326         11.06%          0.23%
                             Defined Benefit
                             8403 Colesville Road --
                             Ste. 1200
                             Silver Spring, MD 20910

                             Our Sunday Visitor, Inc.              207,261          6.98%          0.15%
                             200 Noll Plaza
                             Huntington, IL 46750

                             Fleet National Bank TTE               165,208          5.56%          0.12%
                             FBO International Terminal
                             Operating Pension
                             P.O. Box 92800
                             Rochester, NY 14692

                             Philadelphia Association of           151,188          5.09%          0.11%
                             Zeta Psi Fraternity
                             613 Kirsch Avenue
                             Wayne, PA 19087

 The Limited Term            Delaware Management                     2,100        100.00%        0.0015%
 Maturity Portfolio          Business Trust
                             Attn: Joseph Hastings
                             1818 Market St.
                             Philadelphia, PA 19103

 The Global Fixed Income     Public School Retirement            6,735,644         11.26%          4.80%
 Portfolio                   System of the City of St. Louis
                             One Mercantile Center
                             Suite 2607
                             St. Louis, MO 63101

                             Banker's Trust Company              4,514,815          7.55%         3.22  %
                             FBO SLU Delaware Fund
                             Attn: Julie Druhe
                             500 Washington Avenue
                             St. Louis, MO 63101

                  SHAREHOLDERS OWNING 5% OR MORE OF A PORTFOLIO AS OF OCTOBER 31, 1998
                             Shareholder                      Number        Percent          Percent
Portfolio Name               Name and Address                 of Shares     of Portfolio     of Company
--------------------------   ------------------------------   -----------   --------------   -----------
                             Saxon & Company                   4,393,735          7.35%          3.13%
                             FBO Western Pennsylvania
                             Teamsters and Employers
                             Pension Fund
                             P.O. Box 7780-1888
                             Philadelphia, PA 19183

                             Bost & Company                    4,062,695          6.79%          2.89%
                             Mutual Funds Operations
                             P.O. Box 3198
                             Pittsburgh, PA 15230

                             WA Suburban Sanitary              3,235,867          5.41%          2.30%
                             Commission Employees'
                             Retirement Plan
                             14501 Sweitzer Lane
                             Laurel, MD 20707

 The International Fixed     Montgomery County Public          1,842,475         22.50%          1.31%
 Income Portfolio            Schools
                             Employees' Pension &
                             Retirement System
                             850 Hungerford Drive,
                             Room 154
                             Rockville, MD 20850

                             Adventist Health System           1,840,074         22.46%          1.31%
                             Sunbelt Healthcare Corp --
                             Core
                             111 North Orlando Avenue
                             Winter Park, FL 32789

                             Comerica Bank Trustee             1,354,171         16.53%          0.96%
                             Oakwood Pension Plan
                             P.O. Box 75000
                             Detroit, MI 48275

                             El Paso Firemen's and             1,216,582         14.85%          0.87%
                             Policemen's Pension Fund
                             Policemen's Division
                             8201 Lockheed Drive, Ste 229
                             El Paso, TX 79925

                             El Paso Firemen's and               760,364          9.28%          0.54%
                             Policemen's Pension Fund
                             Policemen's Division
                             8201 Lockheed Drive, Ste 229
                             El Paso, TX 79925

                             The Bank of New York ITF            752,529          9.18%          0.54%
                             Unisource Group Trust
                             One Wall Street -- 12th Floor
                             New York, NY 10005

                      SHAREHOLDERS OWNING 5% OR MORE OF A PORTFOLIO AS OF OCTOBER 31, 1998
                                   Shareholder                        Number        Percent          Percent
Portfolio Name                     Name and Address                   of Shares     of Portfolio     of Company
--------------------------------   --------------------------------   -----------   --------------   -----------
The Mid-Cap Value Equity           The Lincoln National Life             352,941         99.99%          0.25%
 Portfolio                         Insurance Company
 (formerly The Small/Mid-          1300 South Clinton Street
 Cap Value Equity Portfolio)       Fort Wayne, IN 46802

The Labor Select International     Maritime Association ILA            2,076,571         26.77%          1.48%
 Equity Portfolio                  Pension Fund
                                   1550 Fuqua Street, Ste. 425
                                   Houston, TX 77034

                                   Oper. Engineers Local 101           1,038,446         13.38%          0.74%
                                   Pension Fund
                                   301 East Armour Blvd.,
                                   Ste. 203
                                   Kansas City, MO 64111

                                   Carpenter's Pension Fund of           788,229         10.16%          0.56%
                                   Western PA
                                   495 Mansfield Avenue
                                   Pittsburgh, PA 15205

                                   Local 25 S.E.I.U. and                 571,693          7.37%          0.41%
                                   Participating Employers
                                   Pension Trust
                                   111 West Jackson Blvd.,
                                   Ste. 2102
                                   Chicago, IL 60604

                                   Inlandboatmen's Union of the          459,192          5.92%          0.33%
                                   Pacific National Pension Plan
                                   1220 SW Morrison Street,
                                   Ste. 300
                                   Portland, OR 97205

                                   Oper. Engineer's Pension Trust        432,244          5.57%          0.31%
                                   8401 Corporate Drive, Ste. 300
                                   Landover, MD 20785

                                   Keystone District Council of          422,457          5.44%          0.30%
                                   Carpenter's Pension Fund
                                   524 South 22nd Street
                                   Harrisburg, PA 17104

The High-Yield Bond Portfolio      The Bank of New York ITF              688,944         33.51%          0.49%
                                   Unisource Group Trust
                                   One Wall Street, 12th Floor
                                   New York, NY 10005

                                   Schwartz 1996 Charitable              353,244         17.18%          0.25%
                                   Remainder Unitrust
                                   c/o TCS Group, LLC
                                   1200 Shermer Road, Ste. 212
                                   Northbrook, IL 60062

                 SHAREHOLDERS OWNING 5% OR MORE OF A PORTFOLIO AS OF OCTOBER 31, 1998
                         Shareholder                        Number        Percent          Percent
Portfolio Name           Name and Address                   of Shares     of Portfolio     of Company
----------------------   --------------------------------   -----------   --------------   -----------
                         Chicago Trust Co.                     352,355         17.14%          0.25%
                         FBO Lincoln National Corp.
                         Empl. Ret. Plan
                         c/o Marshall & Ilsley Trust Co.
                         P.O. Box 2977
                         Milwaukee, WI 53201

                         Mac & Co. LCWF                        195,844          9.52%          0.14%
                         Mutual Funds Operations
                         P.O. Box 3198
                         Pittsburgh, PA 15230

                         Melhorn & Co.                         182,420          8.87%          0.13%
                         FBO Shopmen's Iron
                         Worker's Union #502
                         Pension Fund
                         c/o PNC Bank
                         1600 Market Street,
                         Lower Level 2
                         Philadelphia, PA 19103

                         Trust Four Hundred Thirty             126,947          6.17%          0.09%
                         c/o TCS Group, LLC
                         1200 Shermer Road, Ste. 212
                         Northbrook, IL 60062

                         Trust Seven Hundred Thirty            126,947          6.17%          0.09%
                         c/o TCS Group, LLC
                         1200 Shermer Road, Ste. 212
                         Northbrook, IL 60062

The Emerging Markets     Conagra Master Pension Trust        1,675,978         28.75%          1.20%
 Portfolio               One Conagra Drive
                         Omaha, NE 68102

                         Burlington Northern Santa Fe        1,024,093         17.57%          0.73%
                         Retirement Plan
                         Attn: Blaine A. Mineman
                         1700 East Golf Road
                         Schaumburg, IL 60173

                         Norwest Bank Minnesota N.A.           904,395         15.51%          0.64%
                         as Custodian for
                         FBO Father Flanagan's
                         FDN FD
                         P.O. Box 1533

                         Minneapolis, MN 55480
                         Mac & Co.                             588,235         10.09%          0.42%
                         Mutual Funds Operations
                         P.O. Box 3198
                         Pittsburgh, PA 15230

                    SHAREHOLDERS OWNING 5% OR MORE OF A PORTFOLIO AS OF OCTOBER 31, 1998
                                Shareholder                       Number        Percent          Percent
Portfolio Name                  Name and Address                  of Shares     of Portfolio     of Company
-----------------------------   -------------------------------   -----------   --------------   -----------
                                Chicago Trust Company                549,182          9.42%          0.39%
                                FBO Lincoln National Corp.
                                Employees Retirement Trust
                                1000 Water Street TR 14
                                Milwaukee, WI 53202

                                M.J. Murdock Charitable Trust        297,619          5.10%          0.21%
                                703 Broadway, Ste. 710
                                Vancouver, WA 98660

The Small-Cap Growth Equity     Conagra Master Pension Trust       1,675,978         28.75%          1.20%
 Portfolio                      One Conagra Drive
                                Omaha, NE 68102

                                Burlington Northern Santa Fe       1,024,093         17.57%          0.73%
                                Retirement Plan
                                Attention: Blaine A. Mineman
                                1700 East Golf Road
                                Schaumburg, IL 60173

                                Norwest Bank Minnesota, N.A.         904,395         15.51%          0.64%
                                as Custodian for
                                FBO Father Flanagan's
                                FDN FD
                                P.O. Box 1533
                                Minneapolis, MN 55480

                                Mac & Co.                            588,235         10.09%          0.42%
                                Mutual Fund Operations
                                P.O. Box 3198
                                Pittsburgh, PA 15230

                                Chicago Trust Company                549,182          9.42%          0.39%
                                FBO Lincoln National Corp.
                                Employees' Retirement Trust
                                1000 N. Water Street
                                Milwaukee, WI 53202

                                M.J. Murdock Charitable Trust        297,619          5.10%          0.21%
                                703 Broadway, Ste. 710
                                Vancouver, WA 98660

The Growth and Income           Lincoln National Life                235,294         99.99%          0.17%
 Portfolio                      Insurance Co.
                                1300 South Clinton Street
                                Fort Wayne, IN 46802

The Global Equity Portfolio     Lincoln National Life                354,721         99.99%          0.25%
                                Insurance Co.
                                1300 South Clinton Street
                                Fort Wayne, IN 46802

                   SHAREHOLDERS OWNING 5% OR MORE OF A PORTFOLIO AS OF OCTOBER 31, 1998
                               Shareholder                     Number        Percent          Percent
Portfolio Name                 Name and Address                of Shares     of Portfolio     of Company
----------------------------   -----------------------------   -----------   --------------   -------------
The Real Estate Investment     The Philadelphia                  124,422          30.72%          0.0885%
 Trust Portfolio II            Orchestra Assoc.
                               1420 Locust Street, Ste. 400
                               Philadelphia, PA 19102

                               Lincoln National Life             123,304          30.45%           0.877%
                               Insurance Co.
                               1300 South Clinton Street
                               Fort Wayne, IN 46802

                               City of Groton                     71,786          17.72%          0.0511%
                               295 Meridian Street
                               Groton, CT 06340

                               Marian and Speros Martel           63,475          15.67%           0.452%
                               Foundation, Inc.
                               1001 Fannin Suite
                               Houston, TX 77002

                               Family Health Council, Inc.        21,904           5.40%          0.0156%
                               Money Purchase Pension Plan
                               c/o H. L. Zeve Associates
                               2400 CNG Tower
                               Pittsburgh, PA 15222

The Aggregate Fixed Income     Lincoln National                  235,294          99.99%            0.17%
 Portfolio                     Life Insurance Co.
                               1300 South Clinton Street
                               Fort Wayne, IN 46802

The Diversified Core Fixed     Lincoln National Life             352,941          99.99%            0.25%
 Income Portfolio              Insurance Company
                               1300 South Clinton Street
                               Fort Wayne, IN 46802

                                   EXHIBIT C

                       EXECUTIVE OFFICERS OF THE COMPANY


David K. Downes (59) Executive Vice President, Chief Operating Officer and Chief Financial Officer of each of the 34 investment companies in the Delaware Investments family, Delaware Management Holdings, Inc, Founders CBO Corporation, Delaware Capital Management, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust) and Delaware Distributors, L.P.; Executive Vice President, Chief Financial Officer, Chief Administrative Officer and Trustee of Delaware Management Business Trust; Executive Vice President, Chief Operating Officer, Chief Financial Officer and Director of Delaware Management Company, Inc., DMH Corp., Delaware Distributors, Inc., Founders Holdings, Inc. and Delvoy, Inc.; President, Chief Executive Officer, Chief Financial Officer and Director of Delaware Service Company, Inc.; President, Chief Operating Officer, Chief Financial Officer and Director of Delaware International Holdings Ltd.; Chairman and Director of Delaware Management Trust Company; Chairman, Chief Executive Officer and Director of Retirement Financial Services, Inc.; Director of Delaware International Advisers Ltd.; and Vice President of Lincoln Funds Corporation. During the past five years, Mr. Downes has served in various executive capacities at different times in the Delaware Investments organization.


Richard G. Unruh (59) Executive Vice President/Chief Investment Officer, Equities of each of the 34 investment companies in the Delaware Investments family and Delaware Management Company (a series of Delaware Management Business Trust); Executive Vice President of Delaware Management Holdings, Inc., Delaware Capital Management, Inc. and Delaware Management Business Trust; Executive Vice President/Chief Investment Officer, Equities and Director/Trustee of Delaware Management Company, Inc.; and Director of Delaware International Advisers Ltd. During the past five years, Mr. Unruh has served in various executive capacities at different times within the Delaware organization.


Paul E. Suckow (51) Executive Vice President/Chief Investment Officer, Fixed Income of each of the 34 investment companies in the Delaware Investments family, Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Investment Advisers (a series of Delaware Management Business Trust); Executive Vice President and Director of Founders Holdings, Inc.; Executive Vice President of Delaware Capital Management, Inc., Delaware Management Business Trust and Delaware Management Holdings, Inc.; Director of Founders CBO Corporation; and Director of Hyppco Finance Company Ltd. During the past five years, Mr. Suckow has served in various executive capacities at different times within the Delaware Investments organization.


Richard J. Flannery (41) Senior Vice President of each of the 34 investment companies in the Delaware Investments family; Executive Vice President and General Counsel of Delaware Management Holdings, Inc., Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Management Company (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Founders CBO Corporation; Executive Vice President/General Counsel and Director/Trustee of DMH Corp., Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Service Company, Inc., Delaware Capital Management, Inc., Retirement Financial Services, Inc., Delaware Management Trust Company, Delaware Distributors, Inc., Delaware International Holdings Ltd., Founders Holdings, Inc., and Delvoy, Inc.; and Director of Delaware International Advisers Ltd. and Hyppco Finance Company Ltd. During the last five years, Mr. Flannery has served in various executive capacities at different times within the Delaware Investments organization.


Michael P. Bishof (36) Senior Vice President/Treasurer of each of the 34 investment companies in the Delaware Investments family and Founders Holdings, Inc.; Senior Vice President/Investment Accounting of Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Service Company, Inc.; Senior Vice President and Treasurer/Manager of Investment Accounting of Delaware Distributors, L.P. and Delaware Investment Advisers (a series of Delaware Management Business Trust); Senior Vice President and Manager of Investment Accounting of Delaware International Holdings Ltd.; and Senior Vice President/Assistant Treasurer of Founders CBO Corporation. Before joining Delaware

                       EXECUTIVE OFFICERS OF THE COMPANY

Investments in 1995, Mr. Bishof was a Vice President for Bankers Trust, New York, NY, from 1994 to 1995, a Vice President for CS First Boston Investment Management, New York, NY, from 1993 to 1994, and an Assistant Vice President for Equitable Capital Management Corporation, New York, NY, from 1987 to 1993.

George M. Chamberlain, Jr. (51) Senior Vice President, Secretary and General Counsel of each of the 34 investment companies in the Delaware Investments family; Senior Vice President and Secretary of Delaware Distributors, L.P., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust) and Delaware Management Holdings, Inc. DMH Corp., Delaware Management Company, Inc., Delaware Distributors, Inc., Delaware Service Company, Inc., Retirement Financial Services, Inc., Delaware Capital Management, Inc. and Delvoy, Inc.; Executive Vice President, Secretary and Director of Delaware Management Trust Company; Senior Vice President and Director of Founders Holdings, Inc.; Senior Vice President and Director of Delaware International Holdings Ltd.; and Director of Delaware International Advisers Ltd. During the past five years, Mr. Chamberlain has served in various executive capacities at different times within the Delaware Investments organization.

Joseph H. Hastings (49) Senior Vice President/Corporate Controller of each of the 34 investment companies in the Delaware Investments family and Founders Holdings, Inc.; Senior Vice President/Corporate Controller and Treasurer of Delaware Management Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Capital Management, Inc., Delaware International Holdings Ltd. and Delvoy, Inc.; Chief Financial Officer/Treasurer of Retirement Financial Services, Inc.; Executive Vice President/Chief Financial Officer/Treasurer of Delaware Management Trust Company; and Senior Vice President/Assistant Treasurer of Founders CBO Corporation. During the past five years, Mr. Hastings has served in various executive capacities at different times within the Delaware Investments organization.

Paul A. Matlack (39) Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust) and of the fixed-income investment companies in the Delaware Investments family; Vice President of Founders Holdings, Inc.; President and Director of Founders CBO Corporation. During the past five years, Mr. Matlack has served in various capacities at different times within the Delaware Investments organization.

Frank X. Morris (37) Vice President/Senior Portfolio Manager of Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust) and the equity investment companies in the Delaware Investments family. Mr. Morris joined Delaware Investments in 1997. He previously served as vice president and director of equity research at PNC Asset Management. He is president of the Financial Analysis Society of Philadelphia and is a member of the Association of Investment Management and Research and the National Association of Petroleum Investment Analysts.

Gary A. Reed (44) Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Capital Management, Inc. and the fixed-income investment companies in the Delaware Investments family. During the past five years, Mr. Reed has served in various capacities at different times within the Delaware Investments organization.

Babak Zenouzi (35) Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), and of the equity investment companies in the Delaware Investments family. During the past five years, Mr. Zenouzi has served in various capacities at different times within the Delaware Investments organization.

Gerald T. Nichols (40) Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment

                       EXECUTIVE OFFICERS OF THE COMPANY

Advisers (a series of Delaware Management Business Trust), and the fixed-income investment companies in the Delaware Investments family; Vice President of Founders Holdings, Inc.; Treasurer, Assistant Secretary and Director of Founders CBO Corporation. During the past five years, Mr. Nichols has served in various capacities at different times within the Delaware Investments organization.

George H. Burwell (37) Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust), and each of the equity investment companies in the Delaware Investments family. During the past five years, Mr. Burwell has served in various capacities at different times within the Delaware Investments organization.

Gerald S. Frey (52) Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), and the equity investment companies in the Delaware Investments family. Before joining the Delaware Investments organization in 1996, Mr. Frey was a Senior Director with Morgan Grenfell Capital Management, New York, NY from 1986 to 1995.

Roger A. Early (44) Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), and each of the fixed income funds in the Delaware Investments family. Before joining the Delaware Investments organization, Mr. Early was a portfolio manager for Federated Investor's fixed-income group.

George E. Deming (57) Vice President/Senior Portfolio Manager of Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust) and of the equity investment companies in the Delaware Investments family. During the past five years, Mr. Deming has served in various capacities at different times within the Delaware Investments organization.

Robert L. Arnold (34) Vice President/Portfolio Manager of the equity investment companies in the Delaware Investments family and Delaware Investment Advisers (a series of Delaware Management Business Trust). During the past five years, Mr. Arnold has served in various capacities at different times within the Delaware Investments organization.

J. Paul Dokas (38) Vice President/Portfolio Manager of Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust) and the equity investment companies in the Delaware Investments family; and Vice President/DIA Equity of Delaware Investment Advisers (a series of Delaware Management Business Trust). Before joining the Delaware Investments organization in 1997, he was Director of Trust Investments for Bell Atlantic Corporation in Philadelphia.

                                   EXHIBIT D

                 SHAREHOLDINGS BY DIRECTORS AND NOMINEES IN THE
               DELAWARE INVESTMENTS FUNDS AS OF OCTOBER 31, 1998



                                                                                        Percentage of
                           Company                               Shares Owned        Fund/Company Owned
-------------------------------------------------------------   --------------   --------------------------
JEFFREY J. NICK
   Delaware Group Equity Funds II, Inc.
    Decatur Total Return Fund (Growth and Income
     Fund after 1/99) .......................................    1,270.806       Less than 1%/Less than 1%
   Delaware Group Cash Reserve, Inc. ........................   31,403.410       Less than 1%/Less than 1%
   Delaware Group State Tax-Free Income Trust
    Tax-Free New Jersey Fund ................................   19,012.257              4.32%/Less than 1%

WALTER P. BABICH
   Delaware Group Cash Reserve, Inc. ........................    7,896.800       Less than 1%/Less than 1%
   Delaware Group Equity Funds II, Inc.
    Decatur Total Return Fund (Growth and Income
     Fund after 1/99) .......................................    9,651.044       Less than 1%/Less than 1%
   Delaware Group Equity Funds V, Inc.
    Small Cap Value Fund ....................................    4,314.040       Less than 1%/Less than 1%
   Voyageur Mutual Funds III, Inc.
    Aggressive Growth Fund ..................................    6,938.292       Less than 1%/Less than 1%

JOHN H. DURHAM
   Delaware Group Cash Reserve, Inc. ........................   63,271.060       Less than 1%/Less than 1%
   Delaware Pooled Trust, Inc.
    The Real Estate Investment Trust Portfolio ..............    1,971.351       Less than 1%/Less than 1%

ANTHONY D. KNERR
   None

ANN R. LEVEN
   Delaware Group Equity Funds I, Inc.
    Delaware Balanced Fund (formerly Delaware Fund) .........      750.665       Less than 1%/Less than 1%
    Devon Fund ..............................................      254.789       Less than 1%/Less than 1%
   Delaware Group Equity Funds II, Inc.
    Decatur Income Fund (Decatur Equity Income
     Fund after 1/99) .......................................    2,025.428       Less than 1%/Less than 1%
    Decatur Total Return Fund (Growth and Income
     Fund after 1/99) .......................................    2,036.432       Less than 1%/Less than 1%
   Delaware Group Equity Funds III, Inc.
    Trend Fund ..............................................    2,527.037       Less than 1%/Less than 1%
   Delaware Group Equity Funds V, Inc.
    Small Cap Value Fund ....................................      994.566       Less than 1%/Less than 1%
   Delaware Group Global & International Funds, Inc.
    International Equity Fund ...............................    1,174.926       Less than 1%/Less than 1%

                SHAREHOLDINGS BY DIRECTORS AND NOMINEES IN THE
               DELAWARE INVESTMENTS FUNDS AS OF OCTOBER 31, 1998



                                                                                       Percentage of
                           Company                              Shares Owned        Fund/Company Owned
------------------------------------------------------------   --------------   --------------------------
W. THACHER LONGSTRETH
   Delaware Group Equity Funds I, Inc.
    Delaware Balanced Fund (formerly Delaware Fund) ........   40,815.950       Less than 1%/Less than 1%
   Delaware Group Equity Funds II, Inc.
    Decatur Income Fund (Decatur Equity Income
     Fund after 1/99) ......................................   67,652.453       Less than 1%/Less than 1%
    Decatur Total Return Fund (Growth and Income
     Fund after 1/99) ......................................    4,161.893       Less than 1%/Less than 1%
   Delaware Group Equity Funds III, Inc.
    Trend Fund .............................................    5,296.988       Less than 1%/Less than 1%
   Delaware Group Equity Funds IV, Inc.
    DelCap Fund ............................................    1,942.898       Less than 1%/Less than 1%
   Delaware Group Equity Funds V, Inc.
    Small Cap Value Fund ...................................      934.814       Less than 1%/Less than 1%
   Delaware Group Income Funds, Inc.
    Delchester Fund ........................................   60,197.084       Less than 1%/Less than 1%
   Delaware Group Government Fund, Inc.
    U.S. Government Fund ...................................       96.057       Less than 1%/Less than 1%
   Delaware Group Limited-Term Government Funds, Inc.
    U.S. Government Money Fund .............................       90.100       Less than 1%/Less than 1%
   Delaware Group Cash Reserve, Inc. .......................   40,105.860       Less than 1%/Less than 1%
   Delaware Group Tax-Free Fund, Inc.
    Tax-Free USA Fund ......................................   40,050.721       Less than 1%/Less than 1%
   Delaware Group State Tax-Free Income Trust
    Tax-Free Pennsylvania Fund .............................      221.143       Less than 1%/Less than 1%
   Delaware Group Tax-Free Money Fund, Inc. ................      470.830       Less than 1%/Less than 1%
   Delaware Group Dividend and Income Fund, Inc. ...........    1,000.000       Less than 1%/Less than 1%
   Delaware Group Global Dividend and Income Fund, Inc......    1,274.000       Less than 1%/Less than 1%

THOMAS F. MADISON
   Delaware Group Equity Funds I, Inc.
    Devon Fund .............................................      246.327       Less than 1%/Less than 1%
   Delaware Group Global & International Funds, Inc.
    International Equity Fund ..............................      159.373       Less than 1%/Less than 1%
   Voyageur Mutual Funds III, Inc.
    Aggressive Growth Fund .................................      132.162       Less than 1%/Less than 1%

                SHAREHOLDINGS BY DIRECTORS AND NOMINEES IN THE
               DELAWARE INVESTMENTS FUNDS AS OF OCTOBER 31, 1998



                                                                                           Percentage of
                           Company                                 Shares Owned         Fund/Company Owned
-------------------------------------------------------------   -----------------   --------------------------
CHARLES E. PECK
   Delaware Group Equity Funds I, Inc.
    Delaware Balanced Fund (formerly Delaware Fund) .........      16,151.178       Less than 1%/Less than 1%
    Devon Fund ..............................................      12,876.107       Less than 1%/Less than 1%
   Delaware Group Equity Funds II, Inc.
    Decatur Total Return Fund (Growth and Income
     Fund after 1/99) .......................................       9,633.481       Less than 1%/Less than 1%
   Delaware Group Equity Funds III, Inc.
    Trend Fund ..............................................      21,771.736       Less than 1%/Less than 1%
   Delaware Group Equity Funds IV, Inc.
    DelCap Fund .............................................       7,583.990       Less than 1%/Less than 1%
   Delaware Group Equity Funds V, Inc.
    Small Cap Value Fund ....................................       7,248.518       Less than 1%/Less than 1%
   Delaware Group Adviser Funds, Inc.
    U.S. Growth Fund ........................................      17,898.466       Less than 1%/Less than 1%
   Delaware Group Income Funds, Inc.
    Delchester Fund .........................................      67,477.705       Less than 1%/Less than 1%
   Delaware Group Limited-Term Government Funds, Inc.
    Limited-Term Government Fund ............................      16,939.372       Less than 1%/Less than 1%
   Delaware Group Global & International Funds, Inc.
    International Equity Fund ...............................       8,691.150       Less than 1%/Less than 1%

WAYNE A. STORK
   Delaware Group Equity Funds I, Inc.
    Devon Fund ..............................................      65,720.574       Less than 1%/Less than 1%
   Delaware Group Equity Funds II, Inc.
    Decatur Income Fund (Decatur Equity Income
     Fund after 1/99) .......................................       1,125.446       Less than 1%/Less than 1%
   Delaware Group Equity Funds V, Inc.
    Small Cap Value Fund ....................................     142,009.027       Less than 1%/Less than 1%
   Delaware Group Income Funds, Inc.
    Delchester Fund .........................................     619,259.389       Less than 1%/Less than 1%
    High-Yield Opportunities Fund ...........................   1,091,608.340              28.5%/Less than 1%
   Delaware Group Government Fund, Inc.
    U.S. Government Fund ....................................       5,322.055       Less than 1%/Less than 1%
   Delaware Group Cash Reserve, Inc. ........................   3,706,011.960       Less than 1%/Less than 1%
   Delaware Group Tax-Free Money Fund, Inc. .................       1,081.950       Less than 1%/Less than 1%
   Delaware Group State Tax-Free Income Trust
    Tax-Free Pennsylvania Fund ..............................     887,532.832             33.30% Less than 1%
   Delaware Group Global & International Funds, Inc.
    International Equity Fund ...............................      11,838.599       Less than 1%/Less than 1%
   Voyageur Mutual Funds III, Inc.
    Aggressive Growth Fund ..................................       9,273.539       Less than 1%/Less than 1%

JAN R. YEOMANS
   None

                                   EXHIBIT E

             LISTS OF CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                               Table of Contents


   The Aggregate Fixed Income Portfolio ..................................................  E-2

   The Diversified Core Fixed Income Portfolio ...........................................  E-2

   The Emerging Markets Portfolio ........................................................  E-2

   The Global Equity Portfolio ...........................................................  E-3

   The Global Fixed Income Portfolio .....................................................  E-4

   The High-Yield Bond Portfolio .........................................................  E-6

   The International Equity Portfolio ....................................................  E-4

   The Intermediate Fixed-Income Portfolio ...............................................  E-4

   The International Fixed Income Portfolio ..............................................  E-7

   The Large-Cap Value Equity Portfolio ..................................................  E-4

   The Mid-Cap Growth Equity Portfolio (formerly The Aggressive Growth Portfolio) ........  E-9

   The Mid-Cap Value Equity Portfolio (formerly The Small/Mid-Cap Value Equity Portfolio)   E-2

   The Real Estate Investment Trust Portfolio II .........................................  E-7

                     The Aggregate Fixed Income Portfolio
                  The Diversified Core Fixed Income Portfolio
                        The Emerging Markets Portfolio
The Mid-Cap Value Equity Portfolio (formerly The Small/Mid-Cap Value Equity
                                  Portfolio)




Category                       Current Fundamental Investment Restriction
--------                       ------------------------------------------
Diversification                The Portfolio shall not as to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the U.S. government, its agencies or instrumentalities).
Concentration                  The Portfolio shall not invest 25% or more of its total assets in any one industry provided that there is no limitation with respect to investments in obligations issued or guaranteed as to principal or interest by the U.S.
                               Government, its agencies or instrumentalities.
Borrowing*                     The Portfolio shall not borrow money or issue senior securities, except to the extent permitted by the Investment Company Act of 1940 or any rule or order thereunder or interpretation thereof. Subject to the foregoing, the Portfolio may engage in short sales, purchase securities on margin, and write put and call options.
Issuing Senior Securities*     See "Borrowing."
Short Sales/Margin*            See "Borrowing."
Underwriting                   The Portfolio shall not engage in underwriting of securities of other issuers, except that portfolio securities, including securities purchased in private placements, may be acquired under circumstances where, if sold, the Portfolio might be deemed to be an underwriter under the Securities Act of 1933. No limit is placed on the proportion of a Portfolio's assets which may be invested in such securities.
Real Estate                    The Portfolio shall not purchase or sell real estate; provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.
Commodities                    The Portfolio shall not purchase or sell physical commodities or physical commodity contracts, including physical commodity options or futures contracts in a contract market or other futures market.
Lending                        The Portfolio shall not make loans other than by the purchase of all or a portion of a publicly or privately distributed issue of bonds, debentures or other debt securities of the types commonly offered publicly or privately and purchased by financial institutions (including repurchase agreements), whether or not the purchase was made upon the original issuance of the securities, and except that the Portfolio may loan its assets to qualified broker/dealers or institutional investors.
Illiquid Securities            None.
Investment Companies           None.
Control or Management          None.
Options                        See "Borrowing."
Futures                        See "Commodities."
Unseasoned Issuers             None.
Warrants                       None.
Holdings by Affiliates         None.
Oil or Gas                     None.
Miscellaneous                  None.

------------
* These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

                          The Global Equity Portfolio




Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------
Diversification               The Portfolio shall not, as to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S.
                              government, its agencies or instrumentalities).
Concentration                 The Portfolio shall not invest 25% or more of its total assets in any one industry provided that there is no limitation with respect to investments in obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.
Borrowing*                    The Portfolio shall not borrow money or issue senior securities, except to the extent permitted by the Investment Company Act of 1940 or any rule or order thereunder or interpretation thereof.
                              Subject to the foregoing, the Portfolio may engage in short sales, purchase securities on margin, and write put and call options.
Issuing Senior Securities*    See "Borrowing."
Short Sales/Margin*           See "Borrowing."
Underwriting                  The Portfolio shall not engage in underwriting of securities of other issuers, except that portfolio securities, including securities purchased in private placements, may be acquired under circumstances where, if sold, the Portfolio might be deemed to be an underwriter under the
                              Securities Act of 1933. No limit is placed on the proportion of the Portfolio's assets which may be invested in such securities.
Real Estate                   The Portfolio shall not purchase or sell real estate; provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.
Commodities                   The Portfolio shall not purchase or sell physical commodities or physical commodity contracts, including physical commodity options or futures contracts in a contract market or other futures market.
Lending                       The Portfolio shall not make loans other than by the purchase of all or a portion of a publicly or privately distributed issue of bonds, debentures or other debt securities of the types commonly offered publicly or privately and purchased by financial institutions (including repurchase agreements), whether or not the purchase was made upon the original issuance of the securities, and except that the Portfolio may loan its assets to qualified broker/dealers or institutional investors.
Illiquid Securities           The Portfolio shall not invest more than 10% of its total assets in repurchase agreements maturing in more than seven days and other illiquid assets.
Investment Companies          The Portfolio shall not invest in securities of other investment companies, except by purchase in the open market involving only customary brokers' commissions or in connection with a merger, consolidation or other acquisition or as may otherwise be permitted by the Investment Company
                              Act of 1940.
Control or Management         The Portfolio shall not purchase more than 10% of the outstanding voting securities of any issuer, or invest in companies for the purpose of exercising control or management.
Options                       The Portfolio shall not write, purchase or sell options, puts, calls or combinations thereof with respect to securities.
Futures                       See "Commodities."
Unseasoned Issuers            The Portfolio shall not invest more than 5% of the value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.
Warrants                      None.
Holdings by Affiliates        None.
Oil or Gas                    None.
Miscellaneous                 None.

----------
* These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

                       The Global Fixed Income Portfolio
                      The International Equity Portfolio
                    The Intermediate Fixed Income Portfolio
                     The Large-Cap Value Equity Portfolio



Category                       Current Fundamental Investment Restriction
--------                       ------------------------------------------
Diversification                The Portfolio shall not as to 75% of its respective total assets, (50% for
                               Global Fixed Income) invest more than 5% of its respective total assets in the securities of any one issuer (other than obligations issued or guaranteed by the
                               U.S. government, its agencies or instrumentalities).
Concentration                  The Portfolio shall not make any investment which would cause more than
                               25% of the market or other fair value of its respective total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.
Borrowing*                     The Portfolio shall not borrow money, except as a temporary measure for extraordinary purposes or to facilitate redemptions. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of its respective net assets, asset coverage of at least 300% is required.
                               In the event that such asset coverage shall at any time fall below 300%, the
                               Portfolio shall, within three days thereafter (not including Sunday or holidays)
                               or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least
                               300%. No investment securities will be purchased while the Portfolio has an outstanding borrowing. The Portfolio will not pledge more than 10% of its respective net assets. The Portfolio will not issue senior securities as defined in the Investment Company Act of 1940 except for notes to banks.
Issuing Senior Securities*     See "Borrowing."
Short Sales/Margin*            The Portfolio shall not make short sales of securities, or purchase securities on margin.
Underwriting                   The Portfolio shall not engage in the underwriting of securities of other issuers, except that in connection with the disposition of a security, the
                               Portfolio may be deemed to be an "underwriter" as that term is defined in the
                               Securities Act of 1933.
Real Estate                    The Portfolio shall not purchase or sell real estate or real estate limited partnerships, but this shall not otherwise prevent a Portfolio from investing in securities secured by real estate or interests therein.
Commodities                    The Portfolio shall not purchase or sell commodities or commodity contracts.
Lending                        The Portfolio shall not make loans, except to the extent that purchases of debt obligations (including repurchase agreements), in accordance with the
                               Portfolio's investment objective and policies, are considered loans, and except that the Portfolio may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.
Illiquid Securities            The Portfolio shall not invest more than 10% of its total assets in repurchase agreements maturing in more than seven days and other illiquid assets.

------------
* These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Category                   Current Fundamental Investment Restriction
--------                   ------------------------------------------
Investment Companies       The Portfolio shall not invest in securities of other investment companies, except by purchase in the open market involving only customary brokers'
                           commissions or in connection with a merger, consolidation or other acquisition or as may otherwise be permitted by the Investment Company Act of 1940.
Control or Management      The Portfolio shall not purchase more than 10% of the outstanding voting securities of any issuer, or invest in companies for the purpose of exercising control or management.
Options                    The Portfolio shall not write, purchase or sell options, puts, calls or combinations thereof with respect to securities.
Futures                    The Portfolio shall not enter into futures contracts or options thereon.
Unseasoned Issuers         The Portfolio shall not invest more than 5% of the value of its respective total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.
Warrants                   The Portfolio shall not in addition to the restrictions set forth above, in connection with the qualification of the Portfolio's shares for sale in certain states, invest in warrants if such warrants, valued at the lower of cost or market, would exceed 5% of the value of the Portfolio's net assets. Included within such amount, but not to exceed 2% of the Portfolio's net assets may be warrants which are not listed on the New York Stock Exchange or American
                           Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities may be deemed to be without value.
Holdings by Affiliates     The Portfolio shall not purchase or retain the securities of any issuer which has an officer, director or security holder who is a director or officer of
                           Delaware Pooled Trust, Inc. or of either of the investment advisers if or so long as the directors and officers of Delaware Pooled Trust, Inc. and of the investment advisers together own beneficially more than 5% of any class of securities of such issuer.
Oil or Gas                 The Portfolio shall not invest in interests in oil, gas and other mineral leases or other mineral exploration or development programs.
Miscellaneous              None.

                         The High-Yield Bond Portfolio



Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------
Diversification               The Portfolio shall not, as to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S.
                              government, its agencies or instrumentalities).
Concentration                 The Portfolio shall not make any investment which would cause more than 25% of the market or other fair value of its total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.
Borrowing*                    The Portfolio shall not borrow money, except as a temporary measure for extraordinary purposes or to facilitate redemptions. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of its net assets, asset coverage of at least 300% is required.
                              In the event that such asset coverage shall at any time fall below 300%, the Portfolio shall, within three days thereafter (not including Sunday or holidays) or such longer period as the
                              Securities and Exchange Commission ("Commission") may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. No investment securities will be purchased while the Portfolio has an outstanding borrowing. The Portfolio will not pledge more than 10% of its net assets. The Portfolio will not issue senior securities as defined in the Investment Company Act of 1940, except for notes to banks.
Issuing Senior Securities*    See "Borrowing."
Short Sales/Margin*           The Portfolio shall not make short sales of securities, or purchase securities on margin.
Underwriting                  The Portfolio shall not engage in the underwriting of securities of other issuers, except that in connection with the disposition of a security, the Portfolio may be deemed to be an "underwriter"
                              as that term is defined in the Securities Act of 1933.
Real Estate                   The Portfolio shall not purchase or sell real estate or real estate limited partnerships, but this shall not otherwise prevent the Portfolio from investing in securities secured by real estate or interests therein.
Commodities                   The Portfolio shall not purchase or sell commodities or commodity contracts.
Lending                       The Portfolio shall not make loans, except to the extent that purchases of debt obligations
                              (including repurchase agreements), in accordance with the Portfolio's investment objective and policies, are considered loans, and except that each Portfolio may loan up to 25% of its respective assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.
Illiquid Securities           None.
Investment Companies          None.
Control or Management         None.
Options                       None.
Futures                       The Portfolio shall not enter into futures contracts or options thereon.
Unseasoned Issuers            None.
Warrants                      The Portfolio shall not in addition to the restrictions set forth above, in connection with the qualification of a Portfolio's shares for sale in certain states, the Portfolio may not invest in warrants if such warrants, valued at the lower of cost or market, would exceed 5% of the value of a Portfolio's net assets. Included within such amount, but not to exceed 2% of a Portfolio's net assets may be warrants which are not listed on the New York Stock Exchange or American Stock
                              Exchange. Warrants acquired by a Portfolio in units or attached to securities may be deemed to be without value.
Holdings by Affiliates        The Portfolio shall not purchase or retain the securities of any issuer which has an officer, director or security holder who is a director or officer of Delaware Pooled Trust, Inc. or of either of the investment advisers if or so long as the directors and officers of Delaware Pooled Trust, Inc.
                              and of the investment advisers together own beneficially more than 5% of any class of securities of such issuer.
Oil or Gas                    The Portfolio shall not invest in interests in oil, gas and other mineral leases or other mineral exploration or development programs.
Miscellaneous                 None.

----------
* These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

                   The International Fixed Income Portfolio
                 The Real Estate Investment Trust Portfolio II



Category                       Current Fundamental Investment Restriction
--------                       ------------------------------------------
Diversification                None.
Concentration                  The Portfolio shall not make any investment which would cause more than
                               25% of the market or other fair value of its total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry except that the Real Estate Investment Trust Portfolio II shall invest in excess of 25% of its total assets in securities of issuers in the real estate industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.
Borrowing*                     The Portfolio shall not borrow money, except as a temporary measure for extraordinary purposes or to facilitate redemptions. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of its respective net assets, asset coverage of at least 300% is required.
                               In the event that such asset coverage shall at any time fall below 300%, the
                               Portfolio shall, within three days thereafter (not including Sunday or holidays)
                               or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least
                               300%. No investment securities will be purchased while a Portfolio has an outstanding borrowing. The Portfolio will not pledge more than 10% of its respective net assets. The Portfolio will not issue senior securities as defined in the Investment Company Act of 1940, except for notes to banks.
Issuing Senior Securities*     See "Borrowing."
Short Sales/Margin*            The Portfolio shall not make short sales of securities, or purchase securities on margin. The Portfolio may satisfy margin requirements with respect to futures transactions.
Underwriting                   The Portfolio shall not engage in the underwriting of securities of other issuers, except that in connection with the disposition of a security, the
                               Portfolio may be deemed to be an "underwriter" as that term is defined in the
                               Securities Act of 1933.
Real Estate                    The Portfolio shall not purchase or sell real estate or real estate limited partnerships, but this shall not otherwise prevent the Portfolio from investing in securities secured by real estate or interests therein, except that the Real
                               Estate Investment Trust Portfolio II may own real estate directly as a result of a default on securities the Portfolio owns.
Commodities                    The Portfolio shall not purchase or sell commodities or commodity contracts.
                               The Portfolio may enter into futures contracts and may purchase and sell options on futures contracts in accordance with the related prospectus subject to the investment restrictions listed under "Futures."
Lending                        The Portfolio shall not make loans, except to the extent that purchases of debt obligations (including repurchase agreements), in accordance with the
                               Portfolio's investment objective and policies, are considered loans, and except that the Portfolio may loan up to 25% of its respective assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.
Illiquid Securities            None.
Investment Companies           None.

------------
* These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Category                   Current Fundamental Investment Restriction
--------                   ------------------------------------------
Control or Management      None.
Options                    None.
Futures                    The Portfolio may enter into futures contracts and options thereon to the extent that not more than 5% of its assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20%
                           of its total assets. See also "Short Sales/Margin" and "Commodities."
Unseasoned Issuers         None.
Warrants                   The Portfolio shall not in addition to the restrictions set forth above, in connection with the qualification of its shares for sale in certain states, the
                           Portfolio may not invest in warrants if such warrants, valued at the lower of cost or market, would exceed 5% of the value of the Portfolio's net assets.
                           Included within such amount, but not to exceed 2% of the Portfolio's net assets may be warrants which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities may be deemed to be without value.
Holdings by Affiliates     The Portfolio shall not purchase or retain the securities of any issuer which has an officer, director or security holder who is a director or officer of
                           Delaware Pooled Trust, Inc. or of either of the investment advisers if or so long as the directors and officers of Delaware Pooled Trust, Inc. and of the investment advisers together own beneficially more than 5% of any class of securities of such issuer.
Oil or Gas                 The Portfolio shall not invest in interests in oil, gas and other mineral leases or other mineral exploration or development programs.
Miscellaneous              None.

                      The Mid-Cap Growth Equity Portfolio
                  (formerly The Aggressive Growth Portfolio)



Category                       Current Fundamental Investment Restriction
--------                       ------------------------------------------
Diversification                The Portfolio shall not, as to 75% of its respective total assets, invest more than 5% of its respective total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities).
Concentration                  The Portfolio shall not make any investment which would cause more than
                               25% of the market or other fair value of its respective total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.
Borrowing*                     The Portfolio shall not borrow money, except as a temporary measure for extraordinary purposes or to facilitate redemptions. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of its respective net assets, asset coverage of at least 300% is required.
                               In the event that such asset coverage shall at any time fall below 300%, the
                               Portfolio shall, within three days thereafter (not including Sunday or holidays)
                               or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least
                               300%. No investment securities will be purchased while the Portfolio has an outstanding borrowing. The Portfolio will not pledge more than 10% of its respective net assets. The Portfolio will not issue senior securities as defined in the Investment Company Act of 1940, except for notes to banks.
Issuing Senior Securities*     See "Borrowing."
Short Sales/Margin*            The Portfolio shall not make short sales of securities, or purchase securities on margin, except that the Portfolio may satisfy margin requirements with respect to futures transactions.
Underwriting                   The Portfolio shall not engage in the underwriting of securities of other issuers, except that in connection with the disposition of a security, the
                               Portfolio may be deemed to be an "underwriter" as that term is defined in the
                               Securities Act of 1933.
Real Estate                    The Portfolio shall not purchase or sell real estate or real estate limited partnerships, but this shall not otherwise prevent the Portfolio from investing in securities secured by real estate or interests therein.
Commodities                    The Portfolio shall not purchase or sell commodities or commodity contracts, except that the Portfolio may enter into futures contracts and may purchase and sell options on futures contracts in accordance with the related
                               Prospectus, subject to the investment restrictions under "Futures."
Lending                        The Portfolio shall not make loans, except to the extent that purchases of debt obligations (including repurchase agreements), in accordance with the
                               Portfolio's investment objective and policies, are considered loans, and except that the Portfolio may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.
Illiquid Securities            The Portfolio shall not invest more than 10% of its total assets in repurchase agreements maturing in more than seven days and other illiquid assets.

------------
* These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Category                   Current Fundamental Investment Restriction
--------                   ------------------------------------------
Investment Companies       The Portfolio shall not invest in securities of other investment companies, except by purchase in the open market involving only customary brokers'
                           commissions or in connection with a merger, consolidation or other acquisition or as may otherwise be permitted by the Investment Company Act of 1940.
Control or Management      The Portfolio shall not purchase more than 10% of the outstanding voting securities of any issuer, or invest in companies for the purpose of exercising control or management.
Options                    The Portfolio shall not write, purchase or sell options, puts, calls or combinations thereof with respect to securities, except that the Portfolio may:
                           (a) write covered call options with respect to any or all parts of its portfolio securities; (b) purchase call options to the extent that the premiums paid on all outstanding call options do not exceed 2% of the Portfolio's total assets; (c)
                           write secured put options; and (d) purchase put options, if the Portfolio owns the security covered by the put option at the time of purchase, and provided that premiums paid on all put options outstanding do not exceed 2% of its total assets. The Portfolio may sell call or put options previously purchased and enter into closing transactions with respect to the activities noted above.
Futures                    The Portfolio shall not enter into futures contracts or options thereon, except that the Portfolio may enter into futures contracts and options thereon to the extent that not more than 5% of its assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20%
                           of its total assets.
Unseasoned Issuers         The Portfolio shall not invest more than 5% of the value of its respective total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.
Warrants                   The Portfolio shall not in addition to the restrictions set forth above, in connection with the qualification of its shares for sale in certain states, the
                           Portfolio may not invest in warrants if such warrants, valued at the lower of cost or market, would exceed 5% of the value of the Portfolio's net assets.
                           Included within such amount, but not to exceed 2% of the Portfolio's net assets may be warrants which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities may be deemed to be without value.
Holdings by Affiliates     The Portfolio shall not purchase or retain the securities of any issuer which has an officer, director or security holder who is a director or officer of
                           Delaware Pooled Trust, Inc. or of either of the investment advisers if or so long as the directors and officers of Delaware Pooled Trust, Inc. and of the investment advisers together own beneficially more than 5% of any class of securities of such issuer.
Oil or Gas                 The Portfolio shall not invest in interests in oil, gas and other mineral leases or other mineral explorations or development programs.
Miscellaneous              None.


                                   EXHIBIT F
   INFORMATION RELATING TO INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

                                                                                 Current
                                                                               Management
                                                                            (or Sub-Advisory)
Delaware Pooled              Investment                   Asset Size         Fee Rate Based
Trust, Inc.                  Manager or      Date of         as of          On Average Daily
Portfolios                  Sub-Adviser     Agreement      12/31/98            Net Assets
---------------------------------------------------------------------------------------------
The Aggregate Fixed          Delaware       12/24/97(1) $  6,492,082    0.40% per year
Income Portfolio            Management
                             Company
                             ("DMC")
---------------------------------------------------------------------------------------------
The Diversified Core           DMC          12/24/97(1) $  3,303,897    0.43% per year
Fixed Income
Portfolio (Investment
Management)
---------------------------------------------------------------------------------------------
The Diversified Core         Delaware       12/24/97(1) $  3,303,897    Fee equal to portion
Fixed Income              International                                 of management fee
Portfolio                  Advisers Ltd.                                attributable to foreign
(Sub-Advisory)               ("DIAL")                                   investments.
---------------------------------------------------------------------------------------------
The Emerging                   DIAL          4/14/97(2) $ 33,444,254    1.20% per year
Markets Portfolio
---------------------------------------------------------------------------------------------
The Global Equity              DIAL         10/14/97(3) $  3,277,674    0.75% per year
Portfolio (Investment
Management)
---------------------------------------------------------------------------------------------
The Global Equity              DMC          10/14/97(3) $  3,277,674    50% of management fee
Portfolio                                                               paid to DIAL
(Sub-Advisory)
---------------------------------------------------------------------------------------------
The Global Fixed               DIAL           4/3/95(4) $659,129,865    0.50% per year less
Income Portfolio                                                        directors' fees
---------------------------------------------------------------------------------------------
The Growth and                 DMC           8/31/98(5) $  2,373,603    0.55% per year
Income Portfolio
---------------------------------------------------------------------------------------------
The High-Yield Bond            DMC          11/29/95(6) $ 26,571,322    0.45% per year
Portfolio
---------------------------------------------------------------------------------------------

                                                                   Management
                                                                    Fees that
                                                                   Would Have
                                                  Management        Been Due
                                                   Fees Due        During The                     Servicing
                                Proposed            and/or         Last Fiscal                  /Distribution
                               Management           Waived         Year Under                     Fees Paid
                           (or Sub-Advisory)         Last           Proposed      Percentage     Last Fiscal
Delaware Pooled              Fee Rate Based         Fiscal         Management     Difference       Year to
Trust, Inc.                 On Average Daily         Year           Fee Rate        Between     Affiliates of
Portfolios                     Net Assets              A                B            A & B         Manager
--------------------------------------------------------------------------------------------------------------
The Aggregate Fixed       No Change            $6,901 due             N/A            N/A       $   250
Income Portfolio                               All waived
--------------------------------------------------------------------------------------------------------------
The Diversified Core      No Change            $11,289 due            N/A            N/A       $   200
Fixed Income                                   All waived
Portfolio (Investment
Management)
--------------------------------------------------------------------------------------------------------------
The Diversified Core      No Change            $1,821 due             N/A            N/A           N/A
Fixed Income
Portfolio
(Sub-Advisory)
--------------------------------------------------------------------------------------------------------------
The Emerging              1.00% per year       $431,051 due      $359,000 due        -17%      $ 2,550
Markets Portfolio                              $50,753 waived
--------------------------------------------------------------------------------------------------------------
The Global Equity         No Change            $23,131 due            N/A            N/A       $ 1,294
Portfolio (Investment                          All waived
Management)
--------------------------------------------------------------------------------------------------------------
The Global Equity         No Change            $11,566 due            N/A            N/A           N/A
Portfolio
(Sub-Advisory)
--------------------------------------------------------------------------------------------------------------
The Global Fixed          0.50% per year       $2,649,961 due         N/A            N/A       $34,698
Income Portfolio                               $122,948 waived
--------------------------------------------------------------------------------------------------------------
The Growth and            No Change            N/A                    N/A            N/A           N/A
Income Portfolio
--------------------------------------------------------------------------------------------------------------
The High-Yield Bond       No Change            $80,874 due            N/A            N/A       $ 8,079
Portfolio                                      $28,960 waived
--------------------------------------------------------------------------------------------------------------

------------
(1) Approved by the Fund's initial shareholder on December 24, 1997.
(2) Approved by the Fund's initial shareholder on April 14, 1997.
(3) Approved by the Fund's initial shareholder on October 14, 1997.
(4) Last submitted to shareholders for approval on March 29, 1995 in connection with Lincoln National Corporation's acquisition of DMC and DIAL.
(5) Approved by the Fund's initial shareholder on August 31, 1998.
(6) Approved by the Fund's initial shareholder on November 30, 1995.

   INFORMATION RELATING TO INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

                                                                                 Current
                                                                                Management
                                                                            (or Sub-Advisory)
Delaware Pooled             Investment                     Asset Size         Fee Rate Based
Trust, Inc.                 Manager or       Date of         as of           On Average Daily
Portfolios                 Sub-Adviser      Agreement       12/31/98            Net Assets
----------------------------------------------------------------------------------------------
The International             DIAL            4/3/95(1) $661,187,674     0.75% per year less
Equity Portfolio                                                         directors' fees
----------------------------------------------------------------------------------------------
The Intermediate               DMC            4/3/95(1) $ 26,571,322     0.40% per year less
Fixed Income                                                             directors' fees
Portfolio
----------------------------------------------------------------------------------------------
The International             DIAL            4/3/95(1) $ 88,295,317     0.50% per year
Fixed Income
Portfolio
----------------------------------------------------------------------------------------------
The Labor Select              DIAL          11/29/95(2) $105,776,536     0.75% per year
International Equity
Portfolio
----------------------------------------------------------------------------------------------
The Large-Cap Value            DMC            4/3/95(1) $124,365,131     0.55% per year less
Equity Portfolio                                                         directors' fees
----------------------------------------------------------------------------------------------
The Mid-Cap Growth             DMC            4/3/95(1) $  6,284,704     0.80% per year
Equity Portfolio                                                         less directors' fees
(formerly The
Aggressive Growth
Portfolio)
----------------------------------------------------------------------------------------------
The Mid-Cap Value              DMC          11/29/95(2) $  2,901,624     0.75% per year
Equity Portfolio
(formerly The
Small/Mid-Cap Value
Equity Portfolio)
----------------------------------------------------------------------------------------------
The Real Estate                DMC          10/14/97(3) $  5,942,731     0.75% per year
Investment Trust
Portfolio II
(Investment
Management)
----------------------------------------------------------------------------------------------
The Real Estate              Lincoln        10/14/97(3) $  5,942,731     30% of management fee
Investment Trust           Investment                                    paid to DMC
Portfolio II            Management, Inc.
(Sub-Advisory)
----------------------------------------------------------------------------------------------
The Small-Cap                  DMC           8/31/98(4) $  4,009,987     0.75% per year
Growth
Equity Portfolio
----------------------------------------------------------------------------------------------

                                                                Management
                                                                Fees that
                                                                Would Have
                                                Management       Been Due
                                                 Fees Due       During The                    Servicing
                              Proposed            and/or       Last Fiscal                  /Distribution
                             Management           Waived        Year Under                    Fees Paid
                         (or Sub-Advisory)         Last          Proposed     Percentage     Last Fiscal
Delaware Pooled            Fee Rate Based         Fiscal        Management    Difference       Year to
Trust, Inc.               On Average Daily         Year          Fee Rate       Between     Affiliates of
Portfolios                   Net Assets             A               B            A & B         Manager
----------------------------------------------------------------------------------------------------------
The International       0.75% per year       $4,214,740           N/A            N/A       $37,670
Equity Portfolio                             $0 waived
----------------------------------------------------------------------------------------------------------
The Intermediate        0.40% per year       $119,736 due         N/A            N/A       $12,799
Fixed Income                                 All waived
Portfolio
----------------------------------------------------------------------------------------------------------
The International       No Change            $292,924 due         N/A            N/A       $ 6,580
Fixed Income                                 $41,774 waived
Portfolio
----------------------------------------------------------------------------------------------------------
The Labor Select        No Change            $658,651 due         N/A            N/A       $ 7,099
International Equity                         $44,876 waived
Portfolio
----------------------------------------------------------------------------------------------------------
The Large-Cap Value     0.55% per year       $522,423 due         N/A            N/A       $ 7,210
Equity Portfolio                             $38,036 waived
----------------------------------------------------------------------------------------------------------
The Mid-Cap Growth      0.75% per year       $46,880 due      $43,535 due         -7%     $ 3,330
Equity Portfolio                             All waived
(formerly The
Aggressive Growth
Portfolio)
----------------------------------------------------------------------------------------------------------
The Mid-Cap Value       No Change            $18,902 due          N/A            N/A       $   167
Equity Portfolio                             $12,514 waived
(formerly The
Small/Mid-Cap Value
Equity Portfolio)
----------------------------------------------------------------------------------------------------------
The Real Estate         No Change            $41,303 due          N/A            N/A       $   359
Investment Trust                             $31,367 waived
Portfolio II
(Investment
Management)
----------------------------------------------------------------------------------------------------------
The Real Estate         No Change            $12,391 due          N/A            N/A            N/A
Investment Trust
Portfolio II
----------------------------------------------------------------------------------------------------------
(Sub-Advisory)
The Small-Cap           No Change            N/A                  N/A            N/A            N/A
Growth
Equity Portfolio
----------------------------------------------------------------------------------------------------------
------------

(1) Last submitted to shareholders for approval on March 29, 1995 in connection with Lincoln National Corporation's acquisition of DMC and DIAL.
(2) Approved by the Fund's initial shareholder on November 30, 1995.
(3) Approved by the Fund's initial shareholder on October 14, 1997.
(4) Approved by the Fund's initial shareholder on August 31, 1998.

                                   EXHIBIT G

               SIMILAR FUNDS MANAGED BY THE INVESTMENT MANAGERS
                               AND SUB-ADVISERS

                             Domestic Equity Funds

                                   Investment                           Current Management (or          Proposed Management (or
                                   Manager or       Asset Size       Sub-Advisory) Fee Rate Based     Sub-Advisory) Fee Rate Based
Fund                              Sub-Adviser*    as of 12/31/98     on Average Daily Net Assets     on Average Daily Net Assets++
-------------------------------  --------------  ----------------  -------------------------------  -------------------------------
Aggressive Growth Fund                 DMC       $150,863,195      1.00% per year                   0.75% on first $500 million
                                                                                                    0.70% on next $500 million
                                                                                                    0.65% on next $1,500 million
                                                                                                    0.60% on assets in excess of
                                                                                                    $2,500 million; all per year

Blue Chip Fund                         DMC       $17,847,453       0.65% on first $500 million      0.65% on first $500 million
(Investment Management)                                            0.625% on next $500 million      0.60% on next $500 million
                                                                   0.60% on assets in excess of     0.55% on next $1,500 million
                                                                   $1,000 million; all per year     0.50% on assets in excess of
                                                                                                    $2,500 million; all per year

Capital Appreciation Fund              DMC       $2,563,644        0.75% on first $500 million      0.75% on first $500 million
                                                                   0.725% on next $500 million      0.70% on next $500 million
                                                                   0.70% on assets in excess of     0.65% on next $1,500 million
                                                                   $1,000 million; all per year     0.60% on assets in excess of
                                                                                                    $2,500 million; all per year

Convertible Securities Series          DMC       $8,133,077        0.75% per year                   0.75% on first $500 million
(Variable Annuity)                                                                                  0.70% on next $500 million
                                                                                                    0.65% on next $1,500 million
                                                                                                    0.60% on assets in excess of
                                                                                                    $2,500 million; all per year

Decatur Income Fund (Decatur           DMC       $2,384,398,634    0.60% on first $100 million      0.65% on first $500 million
Equity Income Fund                                                 0.525% on next $150 million      0.60% on next $500 million
after 1/99)                                                        0.50% on next $250 million       0.55% on next $1,500 million
                                                                   0.475% on assets in excess       0.50% on assets in excess of
                                                                   of $500 million; all per         $2,500 million; all per year
                                                                   year less directors' fees

Decatur Total Return Fund              DMC       $1,402,172,696    0.60% on first $500 million      0.65% on first $500 million
(Growth and Income                                                 0.575% on next $250 million      0.60% on next $500 million
Fund after 1/99)                                                   0.55% on assets in excess        0.55% on next $1,500 million
                                                                   of $750 million; all per         0.50% on assets in excess of
                                                                   year less directors' fees        $2,500 million; all per year

Decatur Total Return Series            DMC       $577,896,429      0.60% per year less              0.65% on first $500 million
(Variable Annuity)                                                 directors' fees                  0.60% on next $500 million
                                                                                                    0.55% on next $1,500 million
                                                                                                    0.50% on assets in excess of
                                                                                                    $2,500 million; all per year


 * Investment Managers/Sub-Advisers:
     Delaware Management Company ("DMC")
     Delaware International Advisers Ltd. ("DIAL")
     Lincoln Investment Management, Inc. ("LIM")

++ Proposed fee rates reflect increases, decreases or other changes which have been, or will be presented to shareholders in a separate shareholder meeting, and which have not yet taken effect.

               SIMILAR FUNDS MANAGED BY THE INVESTMENT MANAGERS
                               AND SUB-ADVISERS

                                Investment                           Current Management (or          Proposed Management (or
                                Manager or       Asset Size       Sub-Advisory) Fee Rate Based     Sub-Advisory) Fee Rate Based
Fund                           Sub-Adviser*    as of 12/31/98     on Average Daily Net Assets     on Average Daily Net Assets++
----------------------------  --------------  ----------------  -------------------------------  -------------------------------
Delaware Balanced Fund              DMC       $1,045,205,203    0.60% on first $100 million      0.65% on first $500 million
(formely Delaware Fund)                                         0.525% on next $150 million      0.60% on next $500 million
                                                                0.50% on next $250 million       0.55% on next $1,500 million
                                                                0.475% on assets in excess       0.50% on assets in excess of
                                                                of $500 million; all per year    $2,500 million; all per year
                                                                less directors' fees

Delaware Series                     DMC       $201,539,215      0.60% per year less              0.65% on first $500 million
(Variable Annuity)                                              directors' fees                  0.60% on next $500 million
                                                                                                 0.55% on next $1,500 million
                                                                                                 0.50% on assets in excess of
                                                                                                 $2,500 million; all per year

DelCap Fund                         DMC       $817,570,752      0.75% per year less              0.75% on first $500 million
                                                                directors' fees                  0.70% on next $500 million
                                                                                                 0.65% on next $1,500 million
                                                                                                 0.60% on assets in excess of
                                                                                                 $2,500 million; all per year

DelCap Series                       DMC       $130,546,133      0.75% per year less              0.75% on first $500 million
(Variable Annuity)                                              directors' fees                  0.70% on next $500 million
                                                                                                 0.65% on next $1,500 million
                                                                                                 0.60% on assets in excess of
                                                                                                 $2,500 million; all per year

Devon Fund                          DMC       $302,046,021      0.60% on first $500 million      0.65% on first $500 million
                                                                0.50% on assets in excess of     0.60% on next $500 million
                                                                $500 million; all per year       0.55% on next $1,500 million
                                                                                                 0.50% on assets in excess of
                                                                                                 $2,500 million; all per year
Devon Series                        DMC       $68,595,698       0.60% per year
(Variable Annuity)                                                                               0.65% on first $500 million
                                                                                                 0.60% on next $500 million
                                                                                                 0.55% on next $1,500 million
                                                                                                 0.50% on assets in excess of
                                                                                                 $2,500 million; all per year

Diversified Value Fund              DMC       $2,316,078        0.65% on first $500 million                   N/A
                                                                0.60% on next $500 million
                                                                0.55% on next $1,500 million
                                                                0.50% on assets in excess of
                                                                $2,500 million; all per year

Growth Stock Fund                   DMC       $48,755,899       1.00% per year                   0.65% on first $500 million
(Investment Management)                                                                          0.60% on next $500 million
                                                                                                 0.55% on next $1,500 million
                                                                                                 0.50% on assets in excess of
                                                                                                 $2,500 million; all per year

Mid Cap Value Fund                  DMC       $2,095,162        0.75% on first $500 million                   N/A
                                                                0.70% on next $500 million
                                                                0.65% on next $1,500 million
                                                                0.60% on assets in excess of
                                                                $2,500 million; all per year

The Real Estate Investment          DMC       $71,589,077       0.75% per year                   0.75% on first $500 million
Trust Portfolio                                                                                  0.70% on next $500 million
(Investment Management)                                                                          0.65% on next $1,500 million
                                                                                                 0.60% on assets in excess of
                                                                                                 $2,500 million; all per year

 * Investment Managers/Sub-Advisers:
     Delaware Management Company ("DMC")
     Delaware International Advisers Ltd. ("DIAL")
     Lincoln Investment Management, Inc. ("LIM")

++ Proposed fee rates reflect increases, decreases or other changes which have been, or will be presented to shareholders in a separate shareholder meeting, and which have not yet taken effect.

               SIMILAR FUNDS MANAGED BY THE INVESTMENT MANAGERS
                               AND SUB-ADVISERS

                                Investment                           Current Management (or          Proposed Management (or
                                Manager or       Asset Size       Sub-Advisory) Fee Rate Based     Sub-Advisory) Fee Rate Based
Fund                           Sub-Adviser*    as of 12/31/98     on Average Daily Net Assets     on Average Daily Net Assets++
----------------------------  --------------  ----------------  -------------------------------  -------------------------------
The Real Estate Investment          LIM       $71,589,077       30% of management fees paid                   N/A
Trust Portfolio                                                 to DMC
(Sub-Advisory)

REIT Series                         DMC       $5,519,384        0.75% on first $500 million                   N/A
(Variable Annuity)                                              0.70% on next $500 million
(Investment Management)                                         0.65% on next $1,500 million
                                                                0.60% on assets in excess of
                                                                $2,500 million; all per year

REIT Series                         LIM       $5,519,384        30% of management fees paid                   N/A
(Variable Annuity)                                              to DMC
(Sub-Advisory)

Retirement Income Fund              DMC       $2,911,467        0.65% on first $500 million      0.65% on first $500 million
                                                                0.625% on next $500 million      0.60% on next $500 million
                                                                0.60% on assets in excess of     0.55% on next $1,500 million
                                                                $1,000 million; all per year     0.50% on assets in excess of
                                                                                                 $2,500 million; all per year

Small Cap Contrarian Fund           DMC       $2,084,138        0.75% on first $500 million                   N/A
                                                                0.70% on next $500 million
                                                                0.65% on next $1,500 million
                                                                0.60% on assets in excess of
                                                                $2,500 million; all per year

Small Cap Value Fund                DMC       $525,102,433      0.75% per year less              0.75% on first $500 million
                                                                directors' fees                  0.70% on next $500 million
                                                                                                 0.65% on next $1,500 million
                                                                                                 0.60% on assets in excess of
                                                                                                 $2,500 million; all per year

Small Cap Value Series              DMC       $103,942,295      0.75% per year                   0.75% on first $500 million
(Variable Annuity)                                                                               0.70% on next $500 million
                                                                                                 0.65% on next $1,500 million
                                                                                                 0.60% on assets in excess of
                                                                                                 $2,500 million; all per year

Social Awareness Fund               DMC       $87,050,940       0.75% on first $500 million      0.75% on first $500 million
(Investment Management)                                         0.725% on next $500 million      0.70% on next $500 million
                                                                0.70% on assets in excess of     0.65% on next $1,500 million
                                                                $1,000 million; all per year     0.60% on assets in excess of
                                                                                                 $2,500 million; all per year

Social Awareness Series             DMC       $26,942,787       0.75% per year                   0.75% on first $500 million
(Variable Annuity)                                                                               0.70% on next $500 million
(Investment Management)                                                                          0.65% on next $1,500 million
                                                                                                 0.60% on assets in excess of
                                                                                                 $2,500 million; all per year

 * Investment Managers/Sub-Advisers:
     Delaware Management Company ("DMC")
     Delaware International Advisers Ltd. ("DIAL")
     Lincoln Investment Management, Inc. ("LIM")

++ Proposed fee rates reflect increases, decreases or other changes which have been, or will be presented to shareholders in a separate shareholder meeting, and which have not yet taken effect.

               SIMILAR FUNDS MANAGED BY THE INVESTMENT MANAGERS
                               AND SUB-ADVISERS

                               Investment                           Current Management (or          Proposed Management (or
                               Manager or       Asset Size       Sub-Advisory) Fee Rate Based     Sub-Advisory) Fee Rate Based
Fund                          Sub-Adviser*    as of 12/31/98     on Average Daily Net Assets     on Average Daily Net Assets++
---------------------------  --------------  ----------------  -------------------------------  -------------------------------
Tax-Efficient Equity Fund          DMC       $66,275,684       0.75% on first $500 million      0.75% on first $500 million
                                                               0.725% on next $500 million      0.70% on next $500 million
                                                               0.70% on assets in excess of     0.65% on next $1,500 million
                                                               $1,000 million; all per year     0.60% on assets in excess of
                                                                                                $2,500 million; all per year

Trend Fund                         DMC       $594,971,007      0.75% per year less              0.75% on first $500 million
                                                               directors' fees                  0.70% on next $500 million
                                                                                                0.65% on next $1,500 million
                                                                                                0.60% on assets in excess of
                                                                                                $2,500 million; all per year

Trend Series                       DMC       $170,364,972      0.75% per year                   0.75% on first $500 million
(Variable Annuity)                                                                              0.70% on next $500 million
                                                                                                0.65% on next $1,500 million
                                                                                                0.60% on assets in excess of
                                                                                                $2,500 million; all per year

U.S. Growth Fund                   DMC       $62,656,068       0.70% per year                   0.65% on first $500 million
(Investment Management)                                                                         0.60% on next $500 million
                                                                                                0.55% on next $1,500 million
                                                                                                0.50% on assets in excess of
                                                                                                $2,500 million; all per year

Lincoln National                   LIM       $107,643,507      0.875% per year                               N/A
Convertible Securities
Fund, Inc.

Lincoln National                   LIM       $300,098,000      0.75% on first $200 million                   N/A
Aggressive Growth                                              0.70% on next $200 million
Fund                                                           0.65% on assets in excess of
                                                               $400 million; all per year

Lincoln National Capital           LIM       $636,124,000      0.80% per year                                N/A
Appreciation Fund

Lincoln National Equity            LIM       $945,271,000      0.95% per year                                N/A
Income Fund

Lincoln National Growth            LIM       $3,941,773,000    0.48% on first $200 million                   N/A
& Income Fund                                                  0.40% on next $200 million
                                                               0.30% on assets in excess
                                                               of $400 million; all per year

Lincoln National                   LIM       $1,698,006,000    0.48% on first $200 million                   N/A
Social Awareness                                               0.40% on next $200 million
Fund                                                           0.30% on assets in excess
                                                               of $400 million; all per year

 * Investment Managers/Sub-Advisers:
     Delaware Management Company ("DMC")
     Delaware International Advisers Ltd. ("DIAL")
     Lincoln Investment Management, Inc. ("LIM")

++ Proposed fee rates reflect increases, decreases or other changes which have been, or will be presented to shareholders in a separate shareholder meeting, and which have not yet taken effect.

               SIMILAR FUNDS MANAGED BY THE INVESTMENT MANAGERS
                               AND SUB-ADVISERS


                                Investment                           Current Management (or          Proposed Management (or
                                Manager or       Asset Size       Sub-Advisory) Fee Rate Based     Sub-Advisory) Fee Rate Based
Fund                           Sub-Adviser*    as of 12/31/98     on Average Daily Net Assets     on Average Daily Net Assets++
----------------------------  --------------  ----------------  -------------------------------  -------------------------------
Lincoln National                    LIM       $844,084,000      0.48% on first $20 million                    N/A
Special Opportunities                                           0.40% on next $200 million
Fund                                                            0.30% on assets in excess
                                                                of $400 million; all per year

Corporate Bond Fund                 DMC       $38,399,310       0.50% on first $500 million                   N/A
                                                                0.475% on next $500 million
                                                                0.45% on next $1,500 million
                                                                0.425% on assets in excess of
                                                                $2,500 million; all per year

Delaware Group Dividend             DMC       $221,141,148      0.55% per year                                N/A
and Income Fund, Inc.**

Delaware-Voyageur US                DMC       $88,356,710       0.50% per year                   0.55% on first $500 million
Government Securities Fund                                                                       0.50% on next $500 million
(Investment Management)                                                                          0.45% on next $1,500 million
                                                                                                 0.425% on assets in excess of
                                                                                                 $2,500 million; all per year

Delchester Fund                     DMC       $1,382,947,497    0.60% on first $500 million      0.65% on first $500 million
                                                                0.575% on next $250 million      0.60% on next $500 million
                                                                0.55% on assets in excess of     0.55% on next $1,500 million
                                                                $750 million; all per year       0.50% on assets in excess of
                                                                less directors' fees             $2,500 million; all per year

Delchester Series                   DMC       $120,628,573      0.60% per year less              0.65% on first $500 million
(Variable Annuity)                                              directors' fees                  0.60% on next $500 million
                                                                                                 0.55% on next $1,500 million
                                                                                                 0.50% on assets in excess of
                                                                                                 $2,500 million; all per year

Extended Duration Bond              DMC       $32,255,272       0.55% on first $500 million                   N/A
Fund                                                            0.50% on next $500, million
                                                                0.45% on next $1,500 million
                                                                0.425% on assets in excess of
                                                                $2,500 million; all per year

High-Yield Opportunities            DMC       $20,748,401       0.65% on first $500 million      0.65% on first $500 million
Fund                                                            0.625% on next $500 million      0.60% on next $500 million
                                                                0.60% on assets in excess of     0.55% on next $1,500 million
                                                                $1,000 million; all per year     0.50% on assets in excess of
                                                                                                 $2,500 million; all per year

Limited-Term Government             DMC       $357,445,604      0.50% per year less              0.50% on first $500 million
Fund                                                            directors' fees                  0.475% on next $500 million
                                                                                                 0.45% on next $1,500 million
                                                                                                 0.425% on assets in excess of
                                                                                                 $2,500 million; all per year

Strategic Income Fund               DMC       $48,014,522       0.65% on first $500 million      0.65% on first $500 million
(Investment Management)                                         0.625% on next $500 million      0.60% on next $500 million
                                                                0.60% on assets in excess of     0.55% on next $1,500 million
                                                                $1,000 million; all per year     0.50% on assets in excess of
                                                                                                 $2,500 million; all per year

Strategic Income Fund              DIAL       $48,014,522       1/3 of management fees paid                   N/A
(Sub-Advisory)                                                  to DMC

 * Investment Managers/Sub-Advisers:
     Delaware Management Company ("DMC")
     Delaware International Advisers Ltd. ("DIAL")
     Lincoln Investment Management, Inc. ("LIM")

** Closed-end fund that does not accept new investments; therefore, there are no breakpoints in the management fees.
++ Proposed fee rates reflect increases, decreases or other changes which have been, or will be presented to shareholders in a separate shareholder meeting, and which have not yet taken effect.

               SIMILAR FUNDS MANAGED BY THE INVESTMENT MANAGERS
                               AND SUB-ADVISERS


                              Investment                            Current Management (or           Proposed Management (or
                              Manager or        Asset Size       Sub-Advisory) Fee Rate Based      Sub-Advisory) Fee Rate Based
Fund                         Sub-Adviser*     as of 12/31/98      on Average Daily Net Assets     on Average Daily Net Assets++
-------------------------   --------------   ----------------   ------------------------------   -------------------------------
Strategic Income Series           DMC        $20,496,651        0.65% per year                   0.65% on first $500 million
(Variable Annuity)                                                                               0.60% on next $500 million
(Investment Management)                                                                          0.55% on next $1,500 million
                                                                                                 0.50% on assets in excess of
                                                                                                 $2,500 million; all per year

Strategic Income Series          DIAL        $20,496,651        1/3 of management fees paid                   N/A
(Variable Annuity)                                              to DMC
(Sub-Advisory)

U.S. Government Fund              DMC        $181,655,118       0.60% per year less              0.55% on first $500 million
                                                                directors' fees                  0.50% on next $500 million
                                                                                                 0.45% on next $1,500 million
                                                                                                 0.425% on assets in excess of
                                                                                                 $2,500 million; all per year

 * Investment Managers/Sub-Advisers:
     Delaware Management Company ("DMC")
     Delaware International Advisers Ltd. ("DIAL")
     Lincoln Investment Management, Inc. ("LIM")

++ Proposed fee rates reflect increases, decreases or other changes which have been, or will be presented to shareholders in a separate shareholder meeting, and which have not yet taken effect.

               SIMILAR FUNDS MANAGED BY THE INVESTMENT MANAGERS
                               AND SUB-ADVISERS

                         Global and International Funds


                                     Investment                          Current Management (or          Proposed Management (or
                                     Manager or       Asset Size      Sub-Advisory) Fee Rate Based     Sub-Advisory) Fee Rate Based
Fund                                Sub-Adviser*    as of 12/31/98     on Average Daily Net Assets    on Average Daily Net Assets++
---------------------------------  --------------  ----------------  ------------------------------  -------------------------------
Delaware Group Global                    DMC         $103,589,183    0.70% per year                               N/A
Dividend and Income Fund,
Inc.**
(Investment Management)

Delaware Group Global                   DIAL         $103,589,183    40% of management fees paid                  N/A
Dividend and Income Fund,                                            to DMC
Inc.**
(Sub-Advisory)

Emerging Markets Fund                   DIAL         $9,134,933      1.25% per year                  1.25% on first $500 million
                                                                                                     1.20% on next $500 million
                                                                                                     1.15% on next $1,500 million
                                                                                                     1.10% on assets in excess of
                                                                                                     $2,500 million; all per year

Emerging Markets Series                 DIAL         $5,351,370      1.25% per year                  1.25% on first $500 million
(Variable Annuity)                                                                                   1.20% on next $500 million
                                                                                                     1.15% on next $1,500 million
                                                                                                     1.10% on assets in excess of
                                                                                                     $2,500 million; all per year

Global Equity Fund (formerly            DIAL         $17,242,496     0.75% per year less             0.85% on first $500 million
Global Assets Series)                                                directors' fees                 0.80% on next $500 million
(Investment Management)                                                                              0.75% on next $1,500 million
                                                                                                     0.70% on assets in excess of
                                                                                                     $2,500 million; all per year

Global Equity Fund (formerly             DMC         $17,242,496     25% of fees paid to DIAL                     N/A
Global Assets Series)
(Sub-Advisory)

Global Bond Fund                        DIAL         $19,560,850     0.75% per year less             0.75% on first $500 million
                                                                     directors' fees                 0.70% on next $500 million
                                                                                                     0.65% on next $1,500 million
                                                                                                     0.60% on assets in excess of
                                                                                                     $2,500 million; all per year

Global Bond Series                      DIAL         $21,711,261     0.75% per year                  0.75% on first $500 million
(Variable Annuity)                                                                                   0.70% on next $500 million
                                                                                                     0.65% on next $1,500 million
                                                                                                     0.60% on assets in excess of
                                                                                                     $2,500 million; all per year

Global Opportunities Fund               DIAL         $3,308,258      0.80% per year                  0.85% on first $500 million
(formerly Global Equity Series)                                                                      0.80% on next $500 million
(Investment Management)                                                                              0.75% on next $1,500 million
                                                                                                     0.70% on assets in excess of
                                                                                                     $2,500 million; all per year

Global Opportunities Fund                DMC         $3,308,258      50% of fees paid to DIAL                     N/A
(formerly Global Equity Series)
(Sub-Advisory)


 * Investment Managers/Sub-Advisers:
     Delaware Management Company, ("DMC")
     Delaware International Advisers Ltd. ("DIAL")
     Lincoln Investment Management, Inc. ("LIM")

** Closed-end fund that does not accept new investments; therefore, there are no breakpoints in the management fees.
++ Proposed fee rates reflect increases, decreases or other changes which have been, or will be presented to shareholders in a separate shareholder meeting, and which have not yet taken effect.

               SIMILAR FUNDS MANAGED BY THE INVESTMENT MANAGERS
                               AND SUB-ADVISERS

                                 Investment                          Current Management (or          Proposed Management (or
                                 Manager or       Asset Size      Sub-Advisory) Fee Rate Based     Sub-Advisory) Fee Rate Based
Fund                            Sub-Adviser*    as of 12/31/98     on Average Daily Net Assets    on Average Daily Net Assets++
-----------------------------  --------------  ----------------  ------------------------------  -------------------------------
International Equity Fund           DIAL         $343,751,258    0.75% per year less             0.85% on first $500 million
                                                                 directors' fees                 0.80% on next $500 million
                                                                                                 0.75% on next $1,500 million
                                                                                                 0.70% on assets in excess of
                                                                                                 $2,500 million; all per year

international Equity Series          DIAL         $243,531,043    0.75% per year less             0.85% on first $500 million
(Variable Annuity)                                               directors' fees                 0.80% on next $500 million
                                                                                                 0.75% on next $1,500 million
                                                                                                 0.70% on assets in excess of
                                                                                                 $2,500 million; all per year

International Small Cap Fund        DIAL         $3,205,799      1.25% per year                  1.25% on first $500 million
                                                                                                 1.20% on next $500 million
                                                                                                 1.15% on next $1,500 million
                                                                                                 1.10% on assets in excess of
                                                                                                 $2,500 million; all per year

Latin America Fund                  DIAL         $2,487,419      1.25% per year                               N/A

New Europe Fund                     DIAL         $2,488,362      1.25% per year                               N/A

New Pacific Fund                     DMC         $9,712,287      0.80% per year                  0.85% on first $500 million
(Investment Management)                                                                          0.80% on next $500 million
                                                                                                 0.75% on next $1,500 million
                                                                                                 0.70% on assets in excess of
                                                                                                 $2,500 million; all per year

Overseas Equity Fund                 DMC         $3,542,666      1.00% per year                  0.85% on first $500 million
(Investment Management)                                                                          0.80% on next $500 million
                                                                                                 0.75% on next $1,500 million
                                                                                                 0.70% on assets in excess of
                                                                                                 $2,500 million; all per year

Overseas Equity Fund                DIAL         $3,542,666      80% of fees paid to DMC                      N/A
(Sub-Advisory)

 * Investment Managers/Sub-Advisers:
     Delaware Management Company ("DMC")
     Delaware International Advisers Ltd. ("DIAL")
     Lincoln Investment Management, Inc. ("LIM")

++ Proposed fee rates reflect increases, decreases or other changes which have been, or will be presented to shareholders in a separate shareholder meeting, and which have not yet taken effect.

                                   EXHIBIT H


                    FORM OF INVESTMENT MANAGEMENT AGREEMENT


AGREEMENT, made by and between [REGISTRANT], a[    ] ("Fund") on behalf of the
[Portfolio] ("Series"), and [MANAGER NAME] , a [    ] ("Investment Manager").


                             W I T N E S S E T H:

WHEREAS, the Fund has been organized and operates as an investment company registered under the Investment Company Act of 1940 and is currently comprised of [ ] series, including the Series; as a separate series of the Fund, each series engages in the business of investing and reinvesting its assets in securities, and


WHEREAS, the Investment Manager is a registered investment adviser under the Investment Advisers Act of 1940 and engages in the business of providing investment management services; and


WHEREAS, the Fund on behalf of the Series and the Investment Manager desire to enter into this Agreement.


NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

   1. The Fund hereby employs the Investment Manager to manage the investment and reinvestment of the Series' assets and to administer its affairs, subject to the direction of the Fund's Board and officers of the Fund for the period and on the terms hereinafter set forth. The Investment Manager hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Investment Manager shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any way be deemed an agent of the Fund. The Investment Manager shall regularly make decisions as to what securities and other instruments to purchase and sell on behalf of the Series and shall effect the purchase and sale of such investments in furtherance of the Series' objectives and policies and shall furnish the Board of the Fund with such information and reports regarding the Series' investments as the Investment Manager deems appropriate or as the Directors of the Fund may reasonably request.

   2. The Fund shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and federal and state registration fees. Directors, officers and employees of the Investment Manager may be directors, officers and employees of any of the investment companies within the Delaware Investments family (including the Fund). Directors, officers and employees of the Investment Manager who are directors, officers and/or employees of these investment companies shall not receive any compensation from such companies for acting in such dual capacity.

   In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, the Fund and Investment Manager may share facilities common to each, which may include legal and accounting personnel, with appropriate proration of expenses between them.

   3. (a) Subject to the primary objective of obtaining the best available prices and execution, the Investment Manager will place orders for the purchase and sale of portfolio securities and other instruments with such broker/dealers selected who provide statistical, factual and financial information and services to the Fund, to the Investment Manager, to any Sub-Adviser, as defined in Paragraph 5 hereof, or to any other fund for which the Investment Manager or any such Sub-Adviser provides investment advisory services and/or with broker/dealers who sell shares of the Fund or who sell shares of any other fund for which the Investment

   Manager or any such Sub-Adviser provides investment advisory services. Broker/dealers who sell shares of the funds of which the Investment Manager or Sub-Adviser is investment manager or sub-adviser, shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

   (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board and officers of the Fund, the Investment Manager may ask the Fund and the Fund may agree to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Fund and the Investment Manager have determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Manager's overall responsibilities with respect to the Fund and to other funds and other advisory accounts for which the Investment Manager or any Sub-Adviser, as defined in Paragraph 5 hereof, exercises investment discretion.

   4. As compensation for the services to be rendered to the Fund by the Investment Manager under the provisions of this Agreement, the Fund shall pay to the Investment Manager monthly from the Series' assets, a fee based on the average daily net assets of the Series during the month. Such fee shall be calculated in accordance with the following schedule:



                            Annual
                Monthly      Rate     Average Daily Net Assets
               ---------   -------   -------------------------




   If this Agreement is terminated prior to the end of any calendar month, the management fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which the Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

   5. The Investment Manager may, at its expense, select and contract with one or more investment advisers registered under the Investment Advisers Act of 1940 ("Sub-Advisers") to perform some or all of the services for the Series for which it is responsible under this Agreement. The Investment Manager will compensate any Sub-Adviser for its services to the Series. The Investment Manager may terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected and the requisite approval of the Series' shareholders is obtained. The Investment Manager will continue to have responsibility for all advisory services furnished by any Sub-Adviser.

   6. The services to be rendered by the Investment Manager to the Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

   7. The Investment Manager, its directors, officers, employees, agents and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Fund or to any other investment company, corporation, association, firm or individual.

   8. It is understood and agreed that so long as the Investment Manager and/or its advisory affiliates shall continue to serve as the Fund's investment adviser, other mutual funds as may be sponsored or advised by the Investment Manager or its affiliates shall have the right permanently to adopt and to use the words "Delaware," "Delaware Investments" or "Delaware Group" in their names and in the names of any series or class of shares of such funds.

   9. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as the Investment Manager to the Fund, the Investment Manager shall not be subject to liability to the Fund or to any shareholder of the Fund for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

   10. This Agreement shall be executed and become effective as of the date written below if approved by the vote of a majority of the outstanding voting securities of the Series. It shall continue in effect for a period of two years and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board or by the vote of a majority of the outstanding voting securities of the Series and only if the terms and the renewal hereof have been approved by the vote of a majority of the Directors of the Fund who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Fund at any time, without the payment of a penalty, on sixty days' written notice to the Investment Manager of the Fund's intention to do so, pursuant to action by the Board of the Fund or pursuant to the vote of a majority of the outstanding voting securities of the Series. The Investment Manager may terminate this Agreement at any time, without the payment of a penalty, on sixty days' written notice to the Fund of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Fund to pay to the Investment Manager the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment.

   11. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

   12. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities"; "interested persons"; and "assignment" shall have the meaning defined in the Investment Company Act of 1940.

IN WITNESS WHEREOF, the parties hereto have caused their corporate seals to be affixed and duly attested and their presents to be signed by their duly
authorized officers as of the     day of     , 19  .


[MANAGER NAME]
                                          [REGISTRANT NAME]
                                           for the [SERIES NAME]


By: ----------------------------------
Name: --------------------------------
Title: -------------------------------
                                        By: ----------------------------------
                                        Name: --------------------------------
                                        Title: -------------------------------



Attest: ------------------------------
Name: --------------------------------
Title: -------------------------------
                                        Attest: ------------------------------
                                        Name: --------------------------------
                                        Title: -------------------------------

                                   EXHIBIT I


                        FORM OF SUB-ADVISORY AGREEMENT


AGREEMENT, made by and between [MANAGER NAME] ("Investment Manager"), and [SUB-ADVISER NAME] ("Sub-Adviser").

                             W I T N E S S E T H:


WHEREAS, [REGISTRANT NAME], a [    ] ("Fund"), has been organized and operates
as an investment company registered under the Investment Company Act of 1940 and engages in the business of investing and reinvesting its assets in securities, and

WHEREAS, the Investment Manager and the Fund on behalf of the [Portfolio] ("Series") have entered into an agreement of even date herewith ("Investment Management Agreement") whereby the Investment Manager will provide investment advisory services to the Fund on behalf of the Series; and


WHEREAS, the Investment Management Agreement permits the Investment Manager to hire one or more sub-advisers to assist the Investment Manager in providing investment advisory services to the Fund on behalf of the Series; and


WHEREAS, the Investment Manager and the Sub-Adviser are registered Investment Advisers under the Investment Advisers Act of 1940 and engage in the business of providing investment management services.


NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

   1. The Investment Manager hereby employs the Sub-Adviser, subject always to the Investment Manager's control and supervision, to manage the investment and reinvestment of that portion of the Series' assets as the Investment Manager shall designate from time to time and to furnish the Investment Manager with investment recommendations, asset allocation advice, research, economic analysis and other investment services with respect to securities in which the Series may invest, subject to the direction of the Board and officers of the Fund for the period and on the terms hereinafter set forth. The Sub-Adviser hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any way be deemed an agent of the Fund. The Sub-Adviser shall regularly make decisions as to what securities to purchase and sell on behalf of the Series with respect to that portion of the Series' assets designated by the Investment Manager, shall effect the purchase and sale of such investments in furtherance of the Series' objectives and policies and shall furnish the Board of the Fund with such information and reports regarding its activities as the Investment Manager deems appropriate or as the Directors of the Fund may reasonably request in the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Articles of Incorporation, By-Laws and Prospectus of the Fund and with the instructions and directions of the Investment Manager and of the Board of the Fund and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986 and all other applicable federal and state laws and regulations consistent with the provisions of Section 15(c) of the Investment Company Act of 1940.

   2. Under the terms of the Investment Management Agreement, the Fund shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and federal and state registration fees.

   Without limiting the foregoing, except as the Investment Manager and the Sub-Adviser may agree in writing from time to time, the Sub-Adviser shall have no responsibility for record maintenance and preservation obligations under Section 31 of the Investment Company Act of 1940.


   Directors, officers and employees of the Sub-Adviser may be directors, officers and employees of other funds which have employed the Sub-Adviser as sub-adviser or investment manager. Directors, officers and employees of the Sub-Adviser who are Directors, officers and/or employees of the Fund, shall not receive any compensation from the Fund for acting in such dual capacity.


   In the conduct of the respective business of the parties hereto and in the performance of this Agreement, the Fund, the Investment Manager and the Sub-Adviser may share facilities common to each, which may include legal and accounting personnel, with appropriate proration of expenses between and among them.


   3. (a) Subject to the primary objective of obtaining the best available prices and execution, the Sub-Adviser will place orders for the purchase and sale of portfolio securities and other instruments with such broker/dealers who provide statistical, factual and financial information and services to the Fund, to the Investment Manager, to the Sub-Adviser or to any other Fund for which the Investment Manager or Sub-Adviser provides investment advisory services and/or with broker/dealers who sell shares of the Fund or who sell shares of any other Fund for which the Investment Manager or Sub-Adviser provides investment advisory services. Broker/dealers who sell shares of the Funds for which the Investment Manager or Sub-Adviser provides advisory services shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.


   (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board and officers of the Fund, the Sub-Adviser may ask the Fund and the Fund may agree to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where it and the Sub-Adviser have determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Fund and to other funds and other advisory accounts for which the Investment Manager or the Sub-Adviser exercises investment discretion.


   4. As compensation for the services to be rendered to the Fund for the benefit of the Series by the Sub-Adviser under the provisions of this Agreement, the Investment Manager shall pay to the Sub-Adviser a monthly fee equal to [ %] of the fee paid to the Investment Manager under the terms of the Investment Management Agreement.


   If this Agreement is terminated prior to the end of any calendar month, the Sub-Advisory fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which the Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.


   5. The services to be rendered by the Sub-Adviser to the Fund for the benefit of the Series under the provisions of this Agreement are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby; provided, however, except for advisory arrangements implemented prior to the date of this Agreement, during the term of this Agreement, the Sub-Adviser, will not, without the written consent of the Investment Manager, which consent will not be unreasonably withheld, render investment company (or portfolio thereof) which the Investment manger reasonably determines would be in competition with and which has investment policies similar to those of the Portfolio.

   6. Subject to the limitation set forth in Paragraph 5, the Sub-Adviser, its directors, officers, employees, agents and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Fund or to any other investment company, corporation, association, firm or individual.

   The Investment Manager agrees that it shall not use the Sub-Adviser's name or otherwise refer to the Sub-Adviser in any materials distributed to third parties, including the Series' shareholders, without the prior written consent of the Sub-Adviser.

   7. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as Sub-Adviser to the Fund, the Sub-Adviser shall not be subject to liability to the Fund, to the Investment Manager or to any shareholder of the Fund for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

   8. This Agreement shall be executed and become effective as of the date written below if approved by the vote of a majority of the outstanding voting securities of the Series. It shall continue in effect for a period of two years and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board or by the vote of a majority of the outstanding voting securities of the Series and only if the terms and the renewal hereof have been approved by the vote of a majority of the Directors of the Fund who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Investment Manager or the Fund at any time, without the payment of a penalty, on sixty days' written notice to the Sub-Adviser, of the Investment Manager's or the Fund's intention to do so, in the case of the Fund pursuant to action by the Board of the Fund or pursuant to the vote of a majority of the outstanding voting securities of the Series. The Sub-Adviser may terminate this Agreement at any time, without the payment of a penalty on sixty days' written notice to the Investment Manager and the Fund of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Investment Manager to pay to the Sub-Adviser the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment. This Agreement shall automatically terminate upon the termination of the Investment Management Agreement.

   9. This Agreement shall extend to and bind the successors of the parties hereto.

   10. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities"; "interested person"; and "assignment" shall have the meaning defined in the Investment Company Act of 1940.

IN WITNESS WHEREOF, the parties hereto have caused their corporate seals to be affixed and duly attested and their presents to be signed by their duly
authorized officers as of the     day of      , 19 .

                                          [MANAGER NAME]


                                          By: ----------------------------------
                                          Name:
                                          Title:


                                          Attest: ------------------------------



                                          [SUB-ADVISER NAME]


                                          By: ----------------------------------
                                          Name:
                                          Title:



                                          Attest: ------------------------------




Agreed to and accepted as of the day and year first above written:



                                          [REGISTRANT NAME]
                                          on behalf of the [SERIES NAME]


                                          By: ----------------------------------
                                                        Chairman



                                          Attest: ------------------------------

                                   EXHIBIT J

                 FORM OF AGREEMENT AND PLAN OF REORGANIZATION


     This Agreement and Plan of Reorganization ("Agreement") is made as of this ___ day of ______________, ____ by and between Delaware Pooled Trust, a Delaware business trust ("Fund"), and Delaware Pooled Trust, Inc., a Maryland corporation ("Corporation") (the Fund and the Corporation are hereinafter collectively referred to as the "parties").

     In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agree as follows:


1. Plan of Reorganization.

     (a) Upon satisfaction of the conditions precedent described in Section 3 hereof, the Corporation will convey, transfer and deliver to the Fund at the closing provided for in Section 2 (hereinafter referred to as the "Closing") all of the Corporation's then-existing assets, the assets belonging to each series of the Corporation to be conveyed, transferred and delivered to the corresponding series of the Fund. In consideration thereof, the Fund agrees at the Closing (1) to assume and pay, to the extent that they exist on or after the Effective Date of the Reorganization (as defined in Section 2 hereof), all of the Corporation's obligations and liabilities, whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with the Agreement, which fees and expenses shall in turn include, without limitation, costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any, the obligations and liabilities allocated to each series of the Corporation to become the obligations and liabilities of the corresponding series of the Fund, and (2) to deliver, in accordance with paragraph (b) of this Section 1, full and fractional shares of beneficial interest, no par value, of each of the Fund's separate series and the respective classes of those series, if any, all as set forth in the Appendix attached hereto (hereinafter, the series are individually and collectively referred to as "Series of the Fund" and the classes are individually referred to as a "Class of the Fund" and collectively as "Classes of the Fund"), equal in number to the number of full and fractional shares of common stock, ______ par value, of, respectively, each of the Corporation's separate series and the respective classes of those series, all as set forth in the Appendix attached hereto (hereinafter, the series are referred to individually and collectively as "Series of the Corporation" and the classes are referred to individually as a "Class of the Corporation" and collectively as "Classes of the Corporation") outstanding immediately prior to the Effective Date of the Reorganization. The transactions contemplated hereby are intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended ("Code").

     (b) In order to effect such delivery, the Fund will establish an open account for each shareholder of each Series of the Corporation and, on the Effective Date of the Reorganization, will credit to such account full and fractional shares of such Series and Class of the Fund equal to the number of full and fractional shares such shareholder holds in the corresponding Series and Class of the Corporation at the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Effective Date of the Reorganization; fractional shares of each Class of the Fund will be carried to the third decimal place. On the Effective Date of the Reorganization, the net asset value per share of beneficial interest of each Class of the Fund shall be deemed to be the same as the net asset value per share of the corresponding Class of the Corporation at the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Effective Date of the Reorganization. On the Effective Date of the Reorganization, each certificate representing shares of a Series and Class of the Corporation will represent the same number of shares of the corresponding Series and Class of the Fund. Each shareholder of the Corporation will have the right to exchange his (her) share certificates for share certificates of the Fund. However, a shareholder need not make this exchange of certificates unless he (she) so desires. Simultaneously with the crediting of the shares of the Series and Classes of the Fund to the shareholders of record of the Corporation, the shares of the Series and Classes of the Corporation held by such shareholder shall be cancelled.

     (c) As soon as practicable after the Effective Date of the Reorganization, the Corporation shall take all necessary steps under Maryland law to effect a complete dissolution of the Corporation.

2. Closing and Effective Date of the Reorganization.

     The Closing shall consist of (i) the conveyance, transfer and delivery of the Corporation's assets to the Fund, in exchange for the assumption and payment by the Fund of the Corporation's liabilities; and (ii) the issuance and delivery of the Fund's shares in accordance with Section 1(b), together with related acts necessary to consummate such transactions. The Closing shall occur either on (a) the business day immediately following the later of receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Corporation at which this Agreement will be considered or
(b) such later date as the parties may mutually agree ("Effective Date of the Reorganization").


3. Conditions Precedent.

     The obligations of the Corporation and the Fund to effectuate the reorganization hereunder shall be subject to the satisfaction of each of the following conditions:

     (a) Such authority and orders from the Securities and Exchange Commission ("Commission") as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

     (b) (i) One or more post-effective amendments to the Corporation's Registration Statement on Form N-1A ("Registration Statement") under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended ("1940 Act"), containing such amendments to the Registration Statement as are determined by the Trustees of the Fund to be necessary and appropriate as a result of this Agreement shall have been filed with the Commission; (ii) the Fund shall have adopted as its own such Registration Statement, as so amended; (iii) the most recent post-effective amendment to the Registration Statement filed with the Commission relating to the Fund shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop-order, proceeding or threatened proceeding that shall have been withdrawn or terminated); and (iv) an amendment of the Form N-8A Notification of Registration filed pursuant to Section 8(a) of the 1940 Act ("Form N-8A") reflecting the change in legal form of the Corporation to a Delaware business trust shall have been filed with the Commission and the Fund shall have expressly adopted such amended Form N-8A as its own for purposes of the 1940 Act;

     (c) Each party shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, Philadelphia, Pennsylvania, to the effect that the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368 of the Code, and thus will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Corporation, the Fund, or the shareholders of the Corporation or the Fund;

     (d) The Corporation shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance satisfactory to the Corporation, to the effect that (i) the Fund is duly formed as a business trust under the laws of the State of Delaware; (ii) this Agreement and the reorganization provided for herein and the execution and delivery of this Agreement have been duly authorized and approved by all requisite action of the Fund and this Agreement has been duly executed and delivered by the Fund and is a legal, valid and binding agreement of the Fund in accordance with its terms; and (iii) the shares of the Fund to be issued in the reorganization have been duly authorized and, upon issuance thereof in accordance with this Agreement, will have been validly issued and fully paid and will be non-assessable by the Fund;

     (e) The Fund shall have received the opinion of Stradley, Ronon, Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance satisfactory to the Fund, to the effect that: (i) the Corporation is a corporation, duly organized and validly existing under the laws of the State of Maryland; (ii) the Corporation is an open-end investment company of the management type registered under the 1940 Act; and (iii) this Agreement and the reorganization provided for herein and the execution and delivery of this Agreement have been duly authorized and approved by all requisite corporate action of the Corporation and this Agreement has been duly executed and delivered by the Corporation and is a legal, valid and binding agreement of the Corporation in accordance with its terms;

     (f) The shares of each Series and Class of the Fund are eligible for offering to the public in those states of the United States and jurisdictions in which the shares of their corresponding Series and Class of the Corporation are presently eligible for offering to the public so as to permit the issuance and delivery of shares contemplated by this Agreement to be consummated;

     (g) This Agreement and the reorganization contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the Corporation at an annual or special meeting or any adjournment thereof;

     (h) The shareholders of the Corporation shall have voted to direct the Corporation to vote, and the Corporation shall have voted, as sole shareholder of the Fund, to:

       (i) Elect as Trustees of the Fund the following individuals: Jeffrey J. Nick, Walter P. Babich, John H. Durham, Anthony D. Knerr, Ann R. Leven, Charles E. Peck, Thomas F. Madison, Wayne A. Stork, and Jan R. Yeomans;

       (ii) Select Ernst & Young LLP as the independent auditors for the Fund for the fiscal year ending October 31, 1999;

       (iii) (A) With respect to each Series, if at the annual or special meeting specified in paragraph (g) of this Section 3 (or any adjournment thereof) the shareholders of a Series of the Corporation (x) approve a proposal for a new investment management agreement ("New Investment Management Agreement") between the current investment advisor to the Series (the "Advisor") and the Corporation on behalf of such Series, approve an investment management agreement between the Advisor and the Fund on behalf of such Series that is substantially identical to the New Investment Management Agreement, or (y) do not approve a proposal for a New Investment Management Agreement between the Advisor and the Corporation on behalf of such Series, approve an investment management agreement between the Advisor and the Fund on behalf of such Series that is substantially identical to the then-current investment management agreement between the Advisor and the Corporation on behalf of such Series;

         (B) With respect to each Series that is subject to a sub-advisory agreement, if any, if at the annual or special meeting specified in paragraph (g) of this Section 3 (or any adjournment thereof) the shareholders of such Series of the Corporation (x) approve a proposal for a new sub-advisory agreement ("New Sub-Advisory Agreement") between the Advisor and the current sub-advisor (the "Sub-Advisor") with respect to the assets of such Series, approve a New Sub-Advisory Agreement between the Advisor and the Sub-Advisor with respect to the assets of such Series that is substantially identical to the New Sub-Advisory Agreement, or (y) do not approve a proposal for a New Sub-Advisory Agreement between the Advisor and the Sub-Advisor, approve a sub-advisory agreement between the Advisor and the Sub-Advisor with respect to the assets of such Series that is substantially identical to the then-current sub-advisory agreement between the Advisor and the Sub-Advisor with respect to the assets of such Series;

     (i) The Trustees of the Fund shall have taken the following actions at a meeting duly called for such purposes:

       (i) Approval of the investment management agreements and the sub-advisory agreements, if any, described in paragraph (h) of this Section 3 hereof for each Series of the Fund;

       (ii) Approval of a distribution plan, if any, for each Class of each Series of the Fund, as adopted pursuant to Rule 12b-1 under the 1940 Act, that is substantially identical to the then-current distribution plan, if any, as adopted pursuant to Rule 12b-1 under the 1940 Act for each Class of each corresponding Series of the Corporation;

       (iii) Approval of the assignment of the Corporation's Custodian Agreement with The Chase Manhattan Bank to the Fund;

       (iv) Selection of Ernst & Young LLP as the Fund's independent auditors for the fiscal year ending October 31, 1999;

       (v) Approval of the Fund's Shareholders Services Agreement with Delaware Service Company, Inc.;

       (vi) Approval of the Fund Accounting Agreement with Delaware Service Company, Inc. that covers the funds comprising the Delaware Investments Family of Funds;

       (vii) Approval of the Distribution Agreement between the Fund and Delaware Distributors, L.P. on behalf of the Series and Classes;

       (viii) Authorization of the issuance by the Fund, prior to the Effective Date of the Reorganization, of one share of each Series and Class of the Fund to the Corporation in consideration for the payment of $10.00 per share for the purpose of enabling the Corporation to vote on the matters referred to in paragraph (h) of this Section 3 hereof;

       (ix) Submission of the matters referred to in paragraph (h) of this
   Section 3 to the Corporation as sole shareholder of each Series of the Fund; and

       (x) Authorization of the issuance and delivery by the Fund of shares of each Series and Class of the Fund on the Effective Date of the Reorganization in exchange for the assets of the corresponding Series of the Corporation pursuant to the terms and provisions of this Agreement.

       At any time prior to the Closing, any of the foregoing conditions may be waived by the Board of Directors of the Corporation if, in the judgment of such Board, such waiver will not affect in a materially adverse way the benefits intended to be accorded the shareholders of the Corporation under this Agreement.


4. Termination.

     The Board of Directors of the Corporation may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Corporation, at any time prior to the Effective Date of the Reorganization if, in the judgment of such Board, the facts and circumstances make proceeding with this Agreement inadvisable.


5. Entire Agreement.

     This Agreement embodies the entire agreement between the parties and there are no agreements, understandings, restrictions or warranties among the parties other than those set forth herein or herein provided for.


6. Further Assurances.

     The Corporation and the Fund shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.


7. Counterparts.

     This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.


8. Governing Law.

     This Agreement and the transactions contemplated hereby shall be governed by and construed and enforced in accordance with the laws of the State of Maryland.

     IN WITNESS WHEREOF, the Fund and the Corporation have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its Chairman, President or a Vice President and attested by its Secretary or an Assistant Secretary, all as of the day and year first-above written.

                                          DELAWARE POOLED TRUST, INC.
                                          (a Maryland Corporation)

Attest:

By:___________________________________    By____________________________________
      George M. Chamberlain, Jr.                  Jeffrey J. Nick
         Secretary                            President and Chief Executive
                                                   Officer

                                          DELAWARE POOLED TRUST
                                          (a Delaware business trust)

Attest:

By:___________________________________    By:___________________________________
         Eric E. Miller                           Jeffrey J. Nick
        Assistant Secretary                   President and Chief Executive
                                                  Officer

                                   APPENDIX




Series and Classes of Delaware Pooled Trust, Inc.     Corresponding Series and Classes of Delaware Pooled Trust
---------------------------------------------------   ----------------------------------------------------------
The Large-Cap Value Equity Portfolio                  The Large-Cap Value Equity Portfolio
The Mid-Cap Growth Equity Portfolio                   The Mid-Cap Growth Equity Portfolio
The International Equity Portfolio                    The International Equity Portfolio
The Intermediate Fixed Income Portfolio               The Intermediate Fixed Income Portfolio
The Limited-Term Maturity Portfolio                   The Limited-Term Maturity Portfolio
The Global Fixed Income Portfolio                     The Global Fixed Income Portfolio
The International Fixed Income Portfolio              The International Fixed Income Portfolio
The Mid-Cap Value Equity Portfolio                    The Mid-Cap Value Equity Portfolio
The High-Yield Bond Portfolio                         The High-Yield Bond Portfolio
The Labor Select International Equity Portfolio       The Labor Select International Equity Portfolio
The Real Estate Investment Trust Portfolio            The Real Estate Investment Trust Portfolio
 The Real Estate Investment Trust Portfolio class     The Real Estate Investment Trust Portfolio class
 REIT Fund A Class                                    REIT Fund A Class
 REIT Fund B Class                                    REIT Fund B Class
 REIT Fund C Class                                    REIT Fund C Class
 REIT Fund Institutional Class                        REIT Fund Institutional Class
The Emerging Markets Portfolio                        The Emerging Markets Portfolio
The Global Equity Portfolio                           The Global Equity Portfolio
The Real Estate Investment Trust Portfolio II         The Real Estate Investment Trust Portfolio II
The Aggregate Fixed Income Portfolio                  The Aggregate Fixed Income Portfolio
The Diversified Core Fixed Income Portfolio           The Diversified Core Fixed Income Portfolio
The International Mid-Cap Sub Portfolio               The International Mid-Cap Sub Portfolio
The Growth and Income Portfolio                       The Growth and Income Portfolio
The Small-Cap Growth Equity Portfolio                 The Small-Cap Growth Equity Portfolio

                                   EXHIBIT K

    COMPARISON AND SIGNIFICANT DIFFERENCES BETWEEN DELAWARE BUSINESS TRUSTS
                           AND MARYLAND CORPORATIONS


             Unless otherwise defined in this Exhibit, capitalized terms have the meanings set forth in Proposal Seven.

                                        DELAWARE BUSINESS TRUST                                 MARYLAND CORPORATION
-------------------    ----------------------------------------------------     -------------------------------------------------
GOVERNING DOCUMENTS    -- Created by a governing instrument (which may           -- A corporation's articles of incorporation must
                       consist of one or more instruments, including an          be filed with the State Department of Assessments
                       agreement and declaration of trust and By-Laws)           and Taxation of the State of Maryland in order to
                       and a Certificate of Trust, which must be filed           form a Maryland corporation.
                       with the Delaware Secretary of State. The
                       Delaware Business Trust ("DBT") statutes found            -- Under Maryland law, the business and affairs
                       at Del. Code. Ann. title Section12, ss.3801, et seq.      of a corporation are governed by its articles of
                       are referred to in this chart as the "Delaware Act."      incorporation and By-Laws (the "charter
                                                                                 documents"). A Board of Directors manages or
                       -- A DBT is an unincorporated association                 directs the business and affairs of a Maryland
                       organized under the Delaware Act which operates           corporation.
                       similar to a typical corporation. A DBT's
                       operations are governed by a trust instrument and         -- A Maryland corporation organized as an
                       By-Laws. The business and affairs of a DBT are            open-end investment company is subject to the
                       managed by or under the direction of a Board of           1940 Act.
                       Trustees.

                       -- DBTs are organized as an open-end investment company subject to the Investment Company Act of 1940, as amended (the "1940 Act").
                       Shareholders own shares of "beneficial interest" as compared to the shares of "common stock" issued by corporations. There is however, no practical difference between the two types of shares.

                       -- As described in this chart, DBTs are granted a
                       significant amount of organizational and
                       operational flexibility. The Delaware Act makes it
                       easier to obtain needed shareholder approvals, and
                       also permits management of a DBT to take
                       various actions without being required to make
                       state filings or obtain shareholder approval. The
                       Delaware Act also contains favorable limitations
                       on shareholder and Trustee liability, and provides
                       for indemnification out of trust property for any
                       shareholder or Trustee that may be held personally
                       liable for the obligations of a DBT.
-----------------------------------------------------------------------------------------------------------------------------------

                                         DELAWARE BUSINESS TRUST                                MARYLAND CORPORATION
--------------------   ----------------------------------------------------    ----------------------------------------------------
MULTIPLE SERIES AND    -- Under the Delaware Act, a declaration of trust       -- Maryland law permits a corporation to issue
CLASSES                may provide for classes, groups or series of shares,    one or more classes of stock and, if the stock is
                       or classes, groups or series of trustees or             divided into classes, the charter is required to
                       shareholders, having such relative rights, powers       describe each class, including any preferences,
                       and duties as the declaration of trust may provide.     conversion or other rights, voting powers,
                       The series and classes of a DBT may be described in     restrictions, limitations as to dividends,
                       the declaration of trust or in resolutions adopted      qualifications and terms or conditions of
                       by the board of trustees. Neither state filings nor     redemption. The charter documents which describe
                       shareholder approval is required to create series or    a new series or classes, or a change to an existing
                       classes. The New Company's Agreement and Declaration    series or class, are amendments to the fund's
                       of Trust (the "Declaration of Trust") permits the       charter documents and must be filed with the State
                       creation of multiple series and classes and             of Maryland. Although a charter amendment is
                       establishes the provisions relating to shares.          involved, Maryland law allows a fund's board to
                                                                               exchange, classify, reclassify, cancel any of its
                       -- The Delaware Act explicitly provides for a           issued or unissued stock, or increase or decrease
                       reciprocal limitation of interseries liability. The     the aggregate number of shares of stock without
                       debts, liabilities, obligations and expenses            shareholder approval by filing Articles
                       incurred, contracted for or otherwise existing with     Supplementary in the State of Maryland. Maryland
                       respect to a particular series of a multiple series     law also permits a board to change the
                       investment company registered under the 1940 Act are    preferences, conversion and other rights, voting
                       enforceable only against the assets of such series,     powers, restrictions, limitation as to dividends,
                       and not against the assets of the trust, or any         qualifications, and terms and conditions of
                       other series, generally, provided that: (i) the         redemption of any of its issued or unissued stock
                       governing instrument creates one or more series;        without shareholder approval.
                       (ii) separate and distinct records are maintained
                       for any such series; (iii) the series' assets are       -- Maryland law does not contain specific
                       held and accounted for separately from the trust's      statutory provisions addressing series liability with
                       other assets or any series thereof; (iv) notice of      respect to a multiple series investment company;
                       the limitation on liabilities of the series is set      however, if the stock of a corporation is divided
                       forth in the certificate of trust; and (v) the          into classes, Maryland law requires the
                       governing instrument so provides. The Declaration of    corporation's charter documents to set forth any
                       Trust for the New Company provides that each of its     preferences or restrictions relating to such classes.
                       series shall not be charged with the liabilities of     As a result, the Company's charter documents
                       any other series. Further, it states that any           state that the liabilities of any series shall be
                       general assets or liabilities not readily               charged only to the assets of that particular series.
                       identifiable as to a particular series will be
                       allocated or charged by the Trustees of the New         -- The Articles of Incorporation and By-Laws of
                       Company to and among any one or more series in such     the Company are consistent with Maryland law.
                       manner, and on such basis, as the Trustees deem fair
                       and equitable in their sole discretion. As required     -- A court applying federal securities law may not
                       by the Delaware Act, the New Company's Certificate      respect provisions that serve to limit the liability
                       of Trust specifically limits the debts, liabilities,    of one series of an investment company's shares
                       obligations and expenses incurred, contracted for or    for the liabilities of another series. Accordingly,
                       otherwise existing with respect to a particular         provisions relating to series liability contained in
                       series of the New Company as enforceable against the    the Company's charter documents may be
                       assets of that series of the New Company, and not       preempted by the way in which the courts
                       against the assets of the New Company generally.        interpret the 1940 Act.

                       -- Use of the DBT structure could potentially provide greater flexibility with respect to a "fund of funds" operating format as compared with the Maryland corporate structure. Under Maryland law, when one series of a fund purchases shares issued by another series of the same fund, the shares of the purchased series are retired. Thus, it is impractical for a fund organized as a Maryland corporation to operate as a fund of funds when one of its underlying funds is a series of the same
                       Maryland corporation. By comparison, under the New
                       Company's Declaration of Trust, as permitted by Delaware law, any beneficial interest held by the beneficial owners of a DBT that is acquired by such DBT, by purchase, redemption or otherwise, is deemed cancelled unless the governing documents provide otherwise. The New Company's Declaration of Trust contains this exemptive provision, and states that any series may acquire, hold, sell or otherwise deal in, for purposes of investment or otherwise, the shares of any other series or shares. The
                       Declaration of Trust further provides that such shares are not deemed cancelled. Thus, a DBT may issue additional series to operate or separate mutual funds which in turn would serve as underlying investments for the fund of fund series.

                       -- A court applying federal securities law may not
                       respect provisions that serve to limit the liability
                       of one series of an investment company's shares for
                       the liabilities of another series. Accordingly,
                       provisions relating to series liability contained in
                       the Declaration of Trust may be preempted by the way
                       in which the courts interpret the 1940 Act.
-----------------------------------------------------------------------------------------------------------------------------------

                                      DELAWARE BUSINESS TRUST                                    MARYLAND CORPORATION
-------------------    ----------------------------------------------------     -------------------------------------------------
SHAREHOLDER VOTING    -- The governing instrument determines                  -- The charter of the Company, consistent with
RIGHTS AND PROXY      shareholders' rights. The Declaration of Trust for      Maryland law, provides that the holder of each
REQUIREMENTS          the New Company provides that shareholders of           share of stock of a fund is entitled to one vote for
                      record of each share are entitled to one vote for       each full share, and a fractional vote for each
                      each full share, and a fractional vote for each         fractional share of stock, irrespective of the series
                      fractional shares. In addition, shareholders are not    or class. In addition, shareholders are not entitled
                      entitled to cumulative voting for electing a            to cumulative voting for electing director(s) or for
                      trustee(s) or for any other matter. The Declaration     any other matter. The charter of the Company
                      of Trust further provides that voting by the New        further states that, on any matter submitted to a
                      Company will occur separately by series, and if         vote of shareholders, all shares of the corporation
                      applicable, by class, subject to: (1) requirements of   then issued and outstanding and entitled to vote,
                      the 1940 Act where shares of the Trust must be          irrespective of series or class, shall be voted in the
                      voted in the aggregate without reference to series      aggregate and not by series or class except when
                      or class, and (2) where the matter affects only a       (1) otherwise expressly required by Maryland law;
                      particular series or class.                             (2) required by the 1940 Act; and/or (3) the matter
                                                                              does not affect any interest of the particular series
                      -- The Delaware Act and By-Laws for the New             or class, then only shareholders of the affected
                      Company also permits the New Company to                 series or class shall be entitled to vote thereon,
                      accept proxies by any electronic, telephonic,           unless otherwise expressly provided in the
                      computerized, telecommunications or other               corporation's charter.
                      reasonable alternative to the execution of a written
                      instrument authorizing the proxy to act, provided       -- Maryland law permits shareholders to vote in
                      such authorization is received within eleven (11)       person at the meeting or by proxy through a
                      months before the meeting.                              signed writing. The signature may be achieved
                                                                              through any reasonable means including facsimile.
                                                                              Although Maryland law permits certain telephone
                                                                              solicitations, it currently does not provide the level
                                                                              of flexibility available under the Delaware Act.
------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDERS'         -- The governing instrument determines beneficial       -- Maryland law provides for a special meeting
MEETINGS              owners' rights to call meetings. The Declaration of     upon the written request of 25% or more of all
                      Trust for the New Company provides that the             eligible votes, unless the corporate charter or
                      Board of Trustees shall call shareholder meetings       By-Laws contain a provision setting a greater or
                      for the purpose of (1) electing trustees, (2) taking    lesser percentage (but not more than a majority) of
                      action upon matters prescribed by law, the              votes necessary to call the special meeting. The
                      Declaration of Trust or By-Laws, or (3) taking          Company's By-Laws are more favorable to
                      action upon any other matter deemed necessary or        shareholders than Maryland law because they
                      desirable by the Board of Trustees. An annual           require a special meeting upon the written request
                      shareholders' meeting is not required.                  of the holders of at least ten percent (10%) of the
                                                                              capital stock of the corporation entitled to vote at
                                                                              such meeting. Thus, it is easier for the
                                                                              shareholders of the Company to call a special
                                                                              meeting.

                                                                              -- Under Maryland law, annual shareholder's
                                                                              meetings of a registered investment company are
                                                                              not required if the charter or By-Laws of the
                                                                              company so provide; however, an annual meeting
                                                                              is required to be held when the 1940 Act requires
                                                                              the election of directors to be acted upon by
                                                                              shareholders. The By-Laws of the Company are
                                                                              consistent with Maryland law.
------------------------------------------------------------------------------------------------------------------------------------
QUORUM REQUIREMENT    -- The Declaration of Trust of the New Company,         -- Maryland law and the By-Laws of the
                      consistent with the Delaware Act, establishes a         Company provide that the presence in person or
                      quorum when thirty-three and one-third percent          by proxy of the holders of record of a majority of
                      (331/3%) of the shares entitled to vote are present     the outstanding shares of stock entitled to vote
                      in person or by proxy. For purposes of                  constitute a quorum. Maryland law provides that
                      determining whether a quorum exists, the                abstentions and broker non-votes are included and
                      Declaration of Trust provides that abstentions and      treated as votes present at the meeting but are not
                      broker non-votes are included and treated as votes      treated as votes cast.
                      present at the shareholders' meeting but are not
                      treated as votes cast.
------------------------------------------------------------------------------------------------------------------------------------

                                    DELAWARE BUSINESS TRUST                                 MARYLAND CORPORATION
----------------     ----------------------------------------------------  ------------------------------------------------------
ACTION WITHOUT       -- Delaware law permits the governing instrument      -- Under Maryland law, any action required to be
SHAREHOLDERS'        to set forth the procedure whereby action required    approved at a meeting of the shareholders may
MEETING              to be approved by shareholders at a meeting may       also be approved by the unanimous written
                     be done by consent. The Declaration of Trust for      consent of the shareholders entitled to vote at such
                     the New Company allows an action to be taken          meeting.
                     absent a shareholder meeting if the shareholders
                     having not less than the minimum number of votes
                     that would be necessary to authorize or take that
                     action at a meeting at which all shares entitled to
                     vote on the matter were present and voted, consent
                     to the action in writing.
------------------------------------------------------------------------------------------------------------------------------------
MATTERS REQUIRING    -- The Delaware Act affords Trustees the ability      -- Consistent with Maryland law, the Company's
SHAREHOLDER          to easily adapt a DBT to future contingencies. For    Articles of Incorporation require shareholder
APPROVAL             example, Trustees may be authorized to                approval by a majority of all votes entitled to be
                     incorporate a DBT to merge or consolidate with        cast to approve the following: (1) amendments or
                     another entity, to cause multiple series of a DBT     restatements of the articles; (2) reduction of stated
                     to become separate trusts, to change the domicile     capital; (3) a consolidation, merger, share
                     or to liquidate a DBT, all without having to obtain   exchange or transfer of assets, including a sale of
                     a shareholder vote. More importantly, in cases        all or substantially all the assets of the
                     where funds are required or elect to seek             corporation; (4) distribution in partial liquidation;
                     shareholder approval for transactions, the            or (5) a voluntary dissolution. Unless the charter
                     Delaware Act provides great flexibility with          provides for a lesser standard, Maryland law by
                     respect to the quorum and voting requirements for     itself requires an affirmative vote of two-thirds
                     approval of such transactions.                        (2/3) of all votes entitled to be cast when approving
                                                                           these extraordinary corporate transactions. The
                     -- The Declaration of Trust for the New               Company's By-Laws provide that a majority of
                     Company, consistent with the Delaware Act,            shares voting at the meeting is sufficient to
                     affords shareholders the power to vote on the         approve other matters properly before shareholders
                     following matters: (1) the election of trustees       except for an election of directors, which require a
                     (including the filling of any vacancies); (2) as      plurality.
                     required by the Declaration of Trust, By-Laws, the
                     1940 Act or registration statement; and (3) other
                     matters deemed by the Board of Trustees to be
                     necessary or desirable.

                     -- The Declaration of Trust provides that when a
                     quorum is present, a majority of votes cast shall
                     decide any issues, and a plurality shall elect a
                     Trustee(s), unless a different vote is required by
                     the Declaration of Trust, By-Laws or under
                     applicable law.
------------------------------------------------------------------------------------------------------------------------------------

                                     DELAWARE BUSINESS TRUST                                   MARYLAND CORPORATION
--------------------  -----------------------------------------------------   -----------------------------------------------------
AMENDMENTS TO         -- The Delaware Act provides broad flexibility          -- Under Maryland law, the charter of a Maryland
GOVERNING DOCUMENTS   with respect to amendments of governing                 corporation may be amended only (i) upon
                      documents of a DBT. The New Company's                   adoption of a resolution by the Directors which
                      Declaration of Trust states that, if shares have        sets forth the proposed amendments; and (ii)
                      been issued, shareholder approval to adopt              approval of the proposed amendment by the
                      amendments to the Declaration of Trust is only          holders of a majority of the corporations
                      required if such adoption would adversely affect to     outstanding shares entitled to vote. Maryland law
                      a material degree the rights and preferences of the     does, however, permit investment companies to
                      shares of any series (or class) already issued.         amend their charter documents without shareholder
                      Before adopting any amendment to the Declaration        approval in order to create additional series or
                      of Trust relating to shares without shareholder         classes of shares, increase or decrease the
                      approval, the Trustees are required to determine        aggregate number of shares of stock that the
                      that the amendment is: (i) consistent with the fair     corporation has authority to issue, or reflect
                      and equitable treatment of all shareholders, and        changes in the names of the corporation, its series
                      (ii) shareholder approval is not required by the        or classes. The Company's charter documents are
                      1940 Act or other applicable law.                       consistent with Maryland law. Because shareholder
                                                                              approval is required for most other amendments to
                      -- The New Company's By-Laws may be adopted, amended    charter documents, Maryland law is more
                      or repealed by the Board of Trustees.                   restrictive than the Delaware Act.

                                                                              -- The By-Laws of a Maryland corporation may
                                                                              also be amended. Maryland law provides that,
                                                                              after the organizational meeting of the board of
                                                                              directors, the power to adopt, alter or repeal the
                                                                              By-Laws is vested in the shareholders, except to
                                                                              the extent that the charter or By-Laws vest such
                                                                              power in the board of directors. Consistent with
                                                                              Maryland law, the Company's By-Laws provide
                                                                              that they may be amended, altered or repealed by
                                                                              the affirmative vote of the holders of a majority of
                                                                              shares entitled to vote thereon, or by a majority of
                                                                              the Board of Directors, as the case may be.
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

                                        DELAWARE BUSINESS TRUST                                 MARYLAND CORPORATION
-----------------------  --------------------------------------------------   ------------------------------------------------------
RECORD DATE              -- The Delaware Act permits a governing              -- Maryland law contains provisions by which a
                         instrument to contain provisions that provide for      corporation may determine which shareholders are
                         the establishment of record dates for determining    entitled to notice of a meeting, to vote at a
                         voting rights.                                       meeting, or to any other rights. Maryland law
                                                                              requires that the record date be not more than
                         -- The Declaration of Trust for the New Company      ninety (90) days and not less than ten (10) days
                         provides that the Board of Trustees may fix in       before the date on which the action requiring
                         advance a record date which shall not be more        determination will be taken. If a Maryland
                         than one hundred eighty (180) days, nor less than    corporation does not set a record date, Maryland
                         seven (7) days, before the date of any such          law requires that the date be the later of: (1) thirty
                         meeting. The Declaration of Trust for the New        (30) days before the meeting or (2) the close of
                         Company also establishes procedures by which a       business on the day the notice was mailed.
                         record date can be set if the Board fails to         Consistent with Maryland law, the Company's
                         establish a record date in accordance with the       By-Laws allow the corporation to close the
                         above procedures. In such situations, the record     transfer books twenty (20) days before a meeting
                         date for determining which shareholders are          or set a date not more than ninety (90) days before
                         entitled to notice of or to vote at any meeting,     a meeting for determining such rights.
                         is set at the close of business on the first
                         business day that precedes the day on which
                         notice is given or, if notice is waived, at the
                         close of business on the business day which is
                         five (5) days next preceding the day on which the
                         meeting is held. The Declaration of Trust
                         provides that the record date for determining
                         shareholders entitled to give consent to action
                         in writing without a meeting is determined in the
                         following manner; (i) when the Board of Trustees
                         has not taken prior action, the record date will
                         be set on the day on which the first written
                         consent is given; or (ii) when the Board of
                         Trustees has taken prior action, the record date
                         will be set at the close of business on the day
                         on which the Board of Trustees adopts the
                         resolution relating to that action or the
                         seventy-fifth (75th) day before the date of such
                         other action, whichever is later.

                         -- The By-Laws for the New Company provide that all notices of shareholder meetings shall be sent or otherwise given to shareholders not less than seven (7) or more than ninety-three (93) days before the date of the meeting.(1)


------------------------------------------------------------------------------------------------------------------------------------
REMOVAL OF DIRECTORS/    -- The Delaware Act is silent with respect to the     -- Under Maryland law, shareholders may remove
TRUSTEES                 removal of Trustees. However, the Declaration of      a director with or without cause. Unless the
                         Trust states that the Board of Trustees, by action    charter provides otherwise, Maryland law requires
                         of a majority of the then Trustees at a duly          the affirmative vote of a majority of all votes
                         constituted meeting, may fill vacancies in the        entitled to be cast for the election of directors to
                         Board of Trustees or remove Trustees with or          remove a director. Unless the charter provides
                         without cause.                                        otherwise, if a class or series is entitled to elect
                                                                               one or more directors separately, such director
                                                                               may not be removed without cause except by the
                                                                               affirmative vote of a majority of all the votes of
                                                                               that series or class. The Company's Articles of
                                                                               Incorporation and By-Laws are silent regarding the
                                                                               removal of directors.
------------------------------------------------------------------------------------------------------------------------------------

(1) Pursuant to the By-Laws of the New Company, regular meetings of the Board of Trustees may be held without notice. Special meetings of the Board of Trustees require at least seven (7) days notice, if given by United States mail, and at least forty-eight (48) hours notice, if notice is delivered personally, by telephone, by courier, to the telegraph company, or by express mail, facsimile, electronic mail or similar service.

                                          DELAWARE BUSINESS TRUST                                MARYLAND CORPORATION
-------------------       ----------------------------------------------------  ----------------------------------------------------
SHAREHOLDER RIGHTS        -- The Delaware Act sets forth the rights of          -- Maryland law provides that during usual
OF INSPECTION             shareholders to gain access to and receive copies     business hours a shareholder may inspect and copy
                          of certain Trust documents and records. This right    the following corporate documents: By-Laws;
                          is qualified by the extent otherwise provided in the  minutes of shareholders meetings; annual
                          governing instrument of the Trust as well as a        statements of affairs; and voting trust agreements.
                          reasonable demand standard related to the             Moreover, one or more persons who together are,
                          shareholder's interest as an owner of the DBT.        and for at least six months have been,
                                                                                shareholders of record of at least five percent of
                          -- Consistent with Delaware law, the By-Laws of       the outstanding stock of any class are entitled to
                          the New Company provide that at reasonable            inspect and copy the corporations books of
                          times during office hours, a shareholder may          account and stock ledger and to review a
                          inspect the share registry and By-Laws. The           statement of affairs and a list of shareholders.
                          By-Laws further permit at any reasonable time
                          during usual business hours for a purpose
                          reasonably related to the shareholder's interests,
                          that a shareholder inspect and copy accounting
                          books and records and minutes of proceedings of
                          the shareholders and the Board of Trustees and
                          any committee or committees of the Board of
                          Trustees.
------------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND OTHER       -- The Delaware Act does not contain any              -- Maryland law allows the payment of a
DISTRIBUTIONS             statutory limitations on the payment of dividends     dividend or other distribution unless, after giving
                          and other distributions.                              effect to the dividend or other distribution, (1)
                                                                                the corporation would not be able to pay its debts
                          -- The New Company's By-Laws specify that the         as they become due in the usual course of business
                          declaration of dividends is subject to the            or (2) the corporations total assets would be less
                          Declaration of Trust and applicable law. In           than the corporations total liabilities plus (unless
                          addition, the By-Laws provide that prior to           the corporations charter provides otherwise) the
                          payment of dividends, the New Company may set         amount that would be needed, if the corporation
                          aside a reserve(s) to meet contingencies,             were to be dissolved at the time of the
                          equalizing dividends, repairing or maintaining        distribution, to satisfy the preferential rights
                          property or for other purposes deemed by the          upon dissolution of shareholders whose preferential
                          Trustees to be in the best interest of the New        rights upon dissolution are superior to those
                          Company.                                              receiving the distribution.

                                                                                -- The Company's By-Laws provide that prior to
                                                                                payment of dividends, the Company may set aside
                                                                                a reserve to meet contingencies, equalizing
                                                                                dividends, repairing, or maintaining property or for
                                                                                other purposes deemed by the directors to be in
                                                                                the best interest of the Company.
------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER/BENEFICIAL    -- Personal liability is limited by the Delaware      -- As a general matter, the shareholders of a
OWNER LIABILITY           Act to the amount of investment in the trust and      Maryland corporation are not personally liable for
                          may be further limited or restricted by the           the obligations of the corporation. Under Maryland
                          governing instrument.                                 law, a shareholder of a Maryland corporation may,
                                                                                however, be liable in the amount of any
                          -- Consistent with Delaware law, the Declaration      distribution he or she accepts knowing that the
                          of Trust for the New Company provides that the        distribution was made in violation of the
                          DBT, its trustees, officers, employees, and agents    corporations charter or Maryland law. The charter
                          do not have the power to personally bind a            for the Company is consistent with Maryland law.
                          shareholder. Shareholders of the DBT are entitled
                          to the same limitation of personal liability
                          extended to stockholders of a private corporation
                          organized for profit under the general corporation
                          law of the State of Delaware.
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

                                    DELAWARE BUSINESS TRUST                                    MARYLAND CORPORATION
------------------   -----------------------------------------------------   ------------------------------------------------------
DIRECTOR/ TRUSTEE    -- Subject to the declaration of trust, the             -- Maryland law requires a director to perform his
LIABILITY            Delaware Act provides that a trustee, when acting       or her duties in good faith, in a manner he or she
                     in such capacity, may not be held personally liable     reasonably believes to be in the best interests of
                     to any person other than the DBT or a beneficial        the corporation and with the care that an ordinarily
                     owner for any act, omission, or obligation of the       prudent person in a like position would use under
                     DBT or any trustee. A trustees duties and               similar circumstances. A director who performs his
                     liabilities to the DBT and its beneficial owners        or her duties in accordance with this standard has
                     may be expanded or restricted by the provisions of      no liability by reason of being or having been a
                     the declaration of trust.                               director. If it is established that a director did not
                                                                             meet the foregoing standard, the director, for
                     -- The Declaration of Trust for the New Company         example, may be personally liable to the
                     provides that the Trustees shall not be liable or       corporation for (i) voting or assenting to a
                     responsible in any event for any neglect or             distribution of assets to shareholders which is in
                     wrongdoing of any officer, agent, employee,             violation of either the Company's charter
                     manager or principal underwriter of the New             documents or Maryland law; and (ii) voting or
                     Company, nor shall any Trustee be responsible for       assenting to a repurchase of the corporations
                     the act or omission of any other Trustee. In            shares in violation of Maryland law. Maryland law
                     addition, the Declaration of Trust also provides        as well as the Company's charter documents
                     that the Trustees acting in their capacity as           provide that to the fullest extent that liability is
                     Trustees, shall not be personally liable for acts       limited under Maryland law, no director or officer
                     done by or on behalf of the New Company.                will be liable to the corporation or its shareholders
                                                                             for damages; however, the charter documents do
                                                                             not limit a director's liability in circumstances
                                                                             where said director would otherwise be subject to
                                                                             liability by reason of willful misfeasance, bad
                                                                             faith, gross negligence or reckless disregard of
                                                                             one's duties.
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

                                   DELAWARE BUSINESS TRUST                                  MARYLAND CORPORATION
----------------   -------------------------------------------------------  ----------------------------------------------------
INDEMNIFICATION    -- The Delaware Act permits a DBT to indemnify           -- Under Maryland law, a director or officer who
                   and hold harmless any trustee, beneficial owner or       is threatened or made a party to a proceeding, may
                   agent from and against any and all claims and            be indemnified against judgments, penalties, fines,
                   demands. Consistent with the Delaware Act, both          settlements and reasonable expenses actually
                   the Declaration of Trust and By-Laws for the New         incurred by the director in connection with the
                   Company provides for the indemnification of              proceeding. Indemnification will not be permitted
                   officers and trustees from and against any and all       if the act or omissions of the Director or officer:
                   claims and demands arising out of or related to the      (1) was material to the matter giving rise to the
                   performance of duties as an officer or Trustee. The      proceeding and was committed in bad faith or the
                   New Company will not indemnify, hold harmless            result of active and deliberate dishonesty; (2)
                   or relieve from liability trustees or officers for       resulted in an improper benefit to the individual;
                   those acts or omissions for which they are liable if     or (3) was committed when the director or officer
                   such conduct constitutes willful misfeasance, bad        had reasonable cause to believe that the act or
                   faith, gross negligence or reckless disregard of         omission was unlawful.
                   their duties. In addition, the New Company's
                   By-Laws provide that a trustee is not entitled to
                   indemnification from liability: (i) with respect to
                   any claim, issue or matter as to which such trustee
                   shall have been adjudged to be liable in the
                   performance of his or her duty to the New
                   Company, unless the court in which that action
                   was brought shall determine that the trustee is
                   fairly and reasonably entitled to indemnity; or (ii)
                   with respect to any claim, issue or matter as to
                   which the trustee shall have been adjudged to be
                   liable on the basis that personal benefit was
                   improperly received by the trustee, whether or not
                   the benefit resulted from an action taken in the
                   trustee's official capacity; or (iii) with respect to
                   amounts paid in settling or otherwise disposing of
                   a threatened or pending action which settled or
                   was otherwise disposed of without court approval,
                   unless the New Company's Board of Trustees has
                   found that the trustee has acted in accordance with
                   the appropriate standard of conduct.

                   -- The Declaration of Trust also provides that any
                   shareholder or former shareholder that is exposed
                   to liability by reason of a claim or demand related
                   to having been a shareholder, and not because of
                   his or her acts or omissions, shall be entitled or
                   beheld harmless and indemnified out of the assets
                   of the DBT.
------------------------------------------------------------------------------------------------------------------------------------
INSURANCE          -- The Delaware Act does not contain a provision         -- Under Maryland Law, a corporation may
                   specifically related to insurance. The Trust's           purchase insurance on behalf of any director,
                   Declaration of Trust provides that the Trustees          officer or employee against any liability asserted
                   shall be entitled and have the authority to purchase     against and incurred by such person in any such
                   with Trust assets insurance for liability and for all    capacity or arising out of such persons position,
                   expenses reasonably incurred or paid or expected         whether or not the corporation would have the
                   to be paid by a Trustee or officer in connection         power to indemnify such person against such
                   with any claim, or proceeding in which he or she         liability. Under Maryland law, insurance also may
                   becomes involved by virtue of his or her capacity        be purchased under the corporate by-laws on
                   (or former capacity) with the Trust. The By-Laws         behalf of agents of a fund. The Company's
                   of the New Company permit such insurance                 By-Laws are silent with respect to this issue.
                   coverage to extend to employees and other agents
                   of the DBT.
------------------------------------------------------------------------------------------------------------------------------------

DELAWARE
INVESTMENTS
===========
DELAWARE INVESTMENTS
1818 MARKET STREET
PHILADELPHIA, PA 19103


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The Undersigned hereby appoints Jeffrey J. Nick and David K. Downes, or any of them, with the right of substitution, proxies of the undersigned at the Annual/Special Meeting of Shareholders of the above Fund to be held at The Union League, 140 South Broad Street, Philadelphia, Pennsylvania, on March 17, 1999 at 10:00 A.M., or at any postponement or adjournments thereof, with all the powers which the undersigned would possess, if personally present, and instructs them to vote upon any matters which may properly be acted upon at this meeting and specifically as indicated on the lower portion of this form. Please refer to the proxy statement for a discussion of each of these matters.

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:           DELA12                   KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               DETACH AND RETURN THIS PORTION ONLY
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
------------------------------------------------------------------------------------------------------------------------------------
Vote On Directors
1. To elect the following nominees as Directors of the Company        For  Withhold  For All   To withhold authority to vote, mark
   01) JEFFREY J. NICK     06) THOMAS F. MADISON                      All    All     Except    "For All Except" and write the
   02) WALTER P. BABICH    07) CHARLES E. PECK                                                 nominees's number on the line below.
   03) JOHN H. DURHAM      08) WAYNE A. STORK
   04) ANTHONY D. KNERR    09) JAN R. YEOMANS                         / /    / /       / /     _____________________________________
   05) ANN R. LEVEN

Vote on Proposals                           For  Against  Abstain                                         For  Against Abstain

2. To approve the redesignation of the                                 3G. To redesignate all current
   Fund's investment objective from         / /    / /     / /             fundamental investment           / /    / /     / /
   fundamental to non-fundamental                                          restrictions as non-fundamental

3. To approve standardized fundamental                              4. To approve a new investment
   investment restrictions for the                                     management agreement for the Fund    / /    / /     / /
   Fund (proposal involves separate
   votes on sub-proposals 3A-3G)                                    5. To approve a new sub-advisory
                                                                       agreement for the Fund               / /    / /     / /
   3A. To adopt a new fundamental
       investment restriction concerning    / /    / /     / /      6. To ratify the selection of Ernst &
       concentration of the Fund's                                     Young LLP, as independent auditors   / /    / /     / /
       investments in the same industry                                for the Company

   3B. To adopt a new fundamental                                   7. To approve the restructuring of the
       investment restriction concerning    / /    / /     / /         Company from a Maryland corporation  / /    / /     / /
       borrowing money and issuing                                     into a Delaware busines trust
       senior securities

   3C. To adopt a new fundamental
       investment restriction concerning    / /    / /     / /
       underwriting

   3D. To adopt a new fundamental investment
       restriction concerning investments   / /    / /     / /
       in real estate                                               PLEASE DATE AND SIGN NAME OR NAMES
                                                                    BELOW AS PRINTED ABOVE TO AUTHORIZE
   3E. To adopt a new fundamental investment                        THE VOTING OF YOUR SHARES AS
       restriction concerning investments   / /    / /     / /      INDICATED ABOVE, WHERE SHARES ARE
       in commodities                                               REGISTERED WITH JOINT OWNERS, ALL
                                                                    OWNERS SHOULD SIGN. PERSONS SIGNING
   3F. To adopt a new fundamental                                   AS EXECUTOR, ADMINISTRATOR, TRUSTEE
       investment restriction concerning    / /    / /     / /      OR OTHER REPRESENTATIVE SHOULD GIVE
       lending by the Fund                                          FULL TITLE AS SUCH.

------------------------------------------                          ------------------------------------------

------------------------------------------                          ------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]    Date                          Signature    (Joint Owners)         Date